UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A
(Rule 14a-101)

INFORMATION REQUIRED IN PROXY STATEMENT

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934

(Amendment No.  )

Filed by the Registrant   ☒

Filed by a Party other than the Registrant   ☐

Check the appropriate box:

☐           Preliminary Proxy Statement

☐           Confidential, for Use of the Commission Only (as permitted by Rule14a-6(e)(2))

☒           Definitive Proxy Statement

☐           Definitive Additional Materials

☐           Soliciting Material Under Rule 14a-12

Youbet.com, Inc.
(Name of Registrant as Specified in Its Charter)

(Name of Persons(s) Filing Proxy Statement, if Other Than the Registrant)

Payment of Filing Fee (Check the appropriate box):

☒           No fee required.

☐           Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

(1)           Title of each class of securities to which transaction applies:

(2)           Aggregate number of securities to which transaction applies:

(3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

(4)           Proposed maximum aggregate value of transaction:

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☐           Fee paid previously with preliminary materials:

☐           Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously.  Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

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(2)           Form, Schedule or Registration Statement No.:

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(4)           Date Filed:

Youbet.com, Inc.
2600 West Olive Avenue, 5th floor
Burbank, California 91505
Telephone: (818) 668-2100

Dear Fellow Stockholder:

You are cordially invited to attend Youbet’s annual meeting of stockholders to be held on June 1, 2009, beginning at 12:00 noon, Central time, at the Park Hyatt Chicago, 800 North Michigan Avenue, Chicago, Illinois 60611.

You are being asked to (i) elect eight directors to hold office for a term of one year and until their successors are duly elected and qualified, (ii) approve an amendment to our Certificate of Incorporation and (iii) approve your Board of Directors’ decision to adopt and implement a stockholder rights plan.  The amendment to our Certificate of Incorporation and the stockholder rights plan are designed to preserve the value of certain tax assets associated with net operating loss carryforwards under Section 382 of the Internal Revenue Code. Your Board of Directors believes that, together, the amendment to our Certificate of Incorporation and the stockholder rights plan will help foster Youbet’s long term-growth and preserve its ability to use certain of its tax assets to offset future profits.

Your Board of Directors urges you to read the accompanying proxy statement and recommends that you vote FOR all of the proposed nominees for election to the Board, FOR the amendment to our Certificate of Incorporation and FOR the approval of the stockholder rights plan.

We appreciate and encourage stockholder participation in Youbet’s affairs. Whether or not you plan to attend the annual meeting, it is important that your shares be represented. Accordingly, we request that you complete, sign, date and mail the enclosed proxy card in the envelope provided or vote via telephone or the Internet at your earliest convenience so that your vote will be counted at the meeting.

Thank you for your cooperation.

Very truly yours,

/s/ Michael Brodsky
Michael Brodsky
President and Chief Executive Officer

Burbank, California
April 30, 2009

Even if you plan to attend the Annual Meeting, please submit a proxy by mail or, if applicable, via the
Internet or by telephone. If you choose to submit a proxy by mail, please promptly complete, sign, date and return the enclosed proxy card  in the postage-paid envelope provided, so that your shares will be represented at the Annual Meeting.

If you have any questions, require assistance in voting your proxy card, or need additional copies of the proxy materials, please call MacKenzie Partners, Inc., which is assisting us in the solicitation of proxies, at the phone numbers listed below.

105 Madison Avenue
New York, NY 10016
proxy@mackenziepartners.com

(212) 929-5500 (Call Collect)
or
TOLL-FREE (800) 322-2885

Youbet.com, Inc.
2600 West Olive Avenue, 5th floor
Burbank, California 91505
Telephone: (818) 668-2100

NOTICE OF THE 2009 ANNUAL MEETING OF STOCKHOLDERS

The 2009 annual meeting of stockholders of Youbet.com, Inc. will be held on June 1, 2009, beginning at 12:00 noon, Central time, at the Park Hyatt Chicago, 800 North Michigan Avenue, Chicago, Illinois 60611, for the following purposes:

1. To elect a Board of Directors of eight members to hold office for a term of one year and until their successors are duly elected and qualified;

2. To consider and vote upon a proposal to amend our Certificate of Incorporation to restrict certain transfers of our common stock to preserve the value of certain tax assets associated with net operating loss carryforwards under Section 382 of the Internal Revenue Code;

3. To consider and vote upon a proposal to approve the Board of Directors’ decision to adopt and implement a stockholder rights plan designed to preserve the value of certain tax assets associated with net operating loss carryforwards under Section 382 of the Internal Revenue Code; and

4. To transact such other business as may properly come before the meeting or any adjournments or postponements thereof.

Stockholders of record at the close of business on April 24, 2009 are entitled to notice of, and to vote at, the meeting or any adjournment or postponement thereof. A complete list of these stockholders will be available at least 10 days prior to the annual meeting at Youbet’s offices located at 5901 De Soto Avenue, Woodland Hills, California, 91367.

Stockholders are requested to complete, sign, date and mail the enclosed proxy card in the envelope provided. No postage is required if the proxy card is mailed in the United States. Alternatively, stockholders may vote via telephone or on the Internet.

By Order of the Board of Directors,

/s/ Daniel Perini
Daniel Perini
Corporate Secretary and General Counsel

Burbank, California
April 30, 2009

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS

In accordance with the rules of the Securities and Exchange Commission, we are advising our stockholders of the availability on the Internet of our proxy materials related to the annual meeting described above.  These rules allow companies to provide access to proxy materials in one of two ways.  Because we have elected to utilize the “full set delivery” option, we are delivering to all stockholders paper copies of all of the proxy materials, as well as providing access to those proxy materials on a publicly accessible website.

This Notice of Annual Meeting of Stockholders and the Proxy Statement, form of Proxy Card and Annual Report on Form 10-K are available at http://www.amstock.com/ProxyServices/ViewMaterial.asp?CoNumber=10022.

Youbet.com, Inc.
2600 West Olive Avenue, 5th floor
Burbank, California 91505
Telephone: (818) 668-2100
________________

PROXY STATEMENT
FOR THE ANNUAL MEETING OF STOCKHOLDERS
TO BE HELD ON JUNE 1, 2009
________________

INFORMATION ABOUT THE ANNUAL MEETING

The annual meeting of stockholders of Youbet.com, Inc. (“Youbet,” the “Company,” “we,” “us,” or “our”) will be held on June 1, 2009, beginning at 12:00 noon, Central time, at the Park Hyatt Chicago, 800 North Michigan Avenue, Chicago, Illinois 60611 (the “Annual Meeting”). At the Annual Meeting, stockholders will be asked:

1. To elect a Board of Directors of eight members to hold office for a term of one year and until their successors are duly elected and qualified;

2. To approve an amendment to our Certificate of Incorporation to restrict certain transfers of our common stock to preserve the value of certain tax assets associated with net operating loss carryforwards under Section 382 of the Internal Revenue Code (the “NOL Charter Amendment”);

3. To approve the Board of Directors’ decision to adopt and implement a stockholder rights plan designed to preserve the value of certain tax assets associated with net operating loss carryforwards under Section 382 of the Internal Revenue Code (the “NOL Rights Plan”); and

4. To transact such other business as may properly come before the Annual Meeting or any adjournments or postponements thereof.

This proxy statement, together with the accompanying notice and enclosed proxy card, are first being sent to stockholders on or about May 1, 2009.

QUESTIONS AND ANSWERS ABOUT THE ANNUAL MEETING, VOTING,
THE NOL CHARTER AMENDMENT AND THE NOL RIGHTS PLAN

GENERAL

Who is entitled to attend and vote at the Annual Meeting?

Stockholders of record at the close of business on April 24, 2009 are entitled to attend and vote at the Annual Meeting. Each share of common stock is entitled to one vote. The proxy card provided with this proxy statement indicates the number of shares of our common stock that you own and are entitled to vote.

What constitutes a quorum at the Annual Meeting?

The presence at the Annual Meeting, in person or by proxy, of the holders of a majority of the shares of common stock outstanding on the record date of April 24, 2009, will constitute a quorum for purposes of the Annual Meeting. As of the record date, 41,463,470 shares of common stock were issued and outstanding. Proxies received but marked “withhold” or “abstain” and broker non-votes will be counted for purposes of determining whether a quorum exists at the Annual Meeting. A “broker non-vote” occurs when a broker holding shares of common stock as nominee for the beneficial owner signs and returns a proxy card to us but does not vote on a particular proposal because the broker has not received instructions on how to vote from the beneficial owner of our common stock and the broker does not have discretionary voting power from the beneficial owner with respect to that proposal. Please note that your bank or broker cannot vote on your behalf on “non-routine” proposals without your instructions.

How do I vote by proxy?

Your vote is very important. Whether or not you plan to attend the Annual Meeting, we urge you to complete, sign and date the enclosed proxy card and return it in the envelope provided. No postage is required if your proxy card is mailed in the United States. Alternatively, you may vote via telephone or on the Internet.

If you properly fill in your proxy card and we receive it in time to vote at the Annual Meeting or if you vote via telephone or on the Internet, your “proxy” (one of the individuals named on your proxy card) will vote your shares on your behalf as you have directed on your proxy card. If you sign the proxy card but do not make specific choices for the voting of your shares, then your proxy will vote your shares of common stock as recommended by our Board of Directors (the “Board”), as follows:

1. FOR the election of all eight nominees for director ;

2. FOR the approval of the NOL Charter Amendment; and

3. FOR the approval of the NOL Rights Plan;

If any other matter is presented, your proxy will vote your shares in accordance with your proxy’s best judgment. At present, we know of no other business that is intended to be acted on at the Annual Meeting.

Can I vote by telephone or on the Internet?

Yes. Voting via the telephone or on the Internet is fast, convenient and your vote is immediately confirmed and tabulated. If you choose to vote by telephone or on the Internet, instructions to do so are set forth on the enclosed proxy card. The telephone and Internet voting procedures are designed to authenticate votes cast by use of a personal identification number, which appears in the shaded area at the top of the proxy card. These procedures, which comply with Delaware law, allow stockholders to appoint a proxy to vote their shares and to confirm that their instructions have been properly recorded. If you vote by telephone or on the Internet, you do not have to mail in your proxy card, but your vote must be received by 11:59 p.m., Eastern time, on May 31, 2009.

If you own your shares in your own name, you can vote on the Internet in accordance with the instructions provided on the enclosed proxy card. If your shares are held by a bank, broker or other nominee, you can also vote on the Internet or by telephone. The instructions to vote on the Internet or by telephone will be provided on the voting form supplied by your bank or broker.  You may need to contact your bank or broker to vote.

How do I vote if my shares are held by my broker?

If your shares of common stock are held by your broker in “street name,” you should instruct your broker concerning how to vote your shares in the manner provided by your broker.

Can I change my vote after I return my proxy card?

Yes. You may change your vote at any time before the proxy is exercised at the Annual Meeting. To change your vote, you may:

1. File with Youbet’s Secretary a written notice “revoking” your earlier vote;

2. Submit a properly completed and signed proxy card with a later date; or

3. Appear in person at the Annual Meeting, declare your prior proxy to be revoked and then vote in person at the Annual Meeting (although merely attending the Annual Meeting will not revoke your proxy).  You may need to contact your bank or broker to vote.

How do I vote in person?

If you plan to attend the Annual Meeting and vote in person, we will give you a ballot or a new proxy card when you arrive at the Annual Meeting. However, if your shares are held in the name of your broker, bank or other nominee, you must contact such entity with respect to the procedure for you to vote in person.

What vote is required to approve each proposal?

1.
For the election of directors.  Directors are elected by a “plurality.” That is, the eight nominees for director who receive the most votes from those shares present or presented at the Annual Meeting will be elected. Unless otherwise instructed on your signed proxy, your shares will be voted FOR the election of all eight directors. If you do not vote for a particular nominee, or if your broker does not vote your shares of common stock held in “street name,” or if you withhold authority for one or all nominees, your vote will not count either “for” or “against” the nominee, although it will be counted for purposes of determining whether there is a quorum present at the Annual Meeting.

2.
For the proposal to approve the NOL Charter Amendment.  An affirmative vote of the majority of the outstanding shares of our common stock is required for approval of the NOL Charter Amendment. Unless otherwise instructed on your signed proxy, your shares will be voted FOR approval of the NOL Charter Amendment. An abstention or a broker-non-vote will have the same effect as a vote against this proposal, although it will be counted for purposes of determining whether there is a quorum.

3.
For the proposal to approve the NOL Rights Plan.  An affirmative vote of a majority of the total votes cast on the proposal to approve the NOL Rights Plan is required for approval of the NOL Rights Plan. Unless otherwise instructed on your signed proxy, your shares will be voted FOR the approval of the NOL Rights Plan. If your broker does not vote your shares of common stock held in “street name,” your vote will not count either “for” or “against” this proposal. Abstentions will also have no effect on the outcome of the vote for this proposal. However, both abstentions and broker non-votes will count toward the presence of a quorum.

4.
Other Matters.  Generally, the affirmative vote of a majority of the total votes cast is required for any other matters which may properly come before the Annual Meeting. At present, we know of no other matters to be presented for stockholder action at the Annual Meeting.

How are proxies being solicited?

Proxies will be solicited on our behalf principally by mail, but additional solicitations may be made by telephone or other media by our officers, employees or agents. We may enlist the assistance of brokerage houses, fiduciaries, custodians and other third parties in soliciting proxies. All solicitation expenses, including costs of preparing, assembling and mailing proxy material, will be borne by us. In addition, we have retained MacKenzie Partners, Inc. to assist in the solicitation for a fee of approximately $5,000 plus expenses and additional fees for time it spends communicating with stockholders.

Where are Youbet’s principal executive offices?

Youbet’s principal executive offices are located at 2600 West Olive Avenue, 5th floor, Burbank, California 91505.

Are there any dissenters’ rights of appraisal?

The Board is not proposing any action for which the laws of the State of Delaware, the certificate of incorporation or the amended and restated bylaws of Youbet provide a right of a stockholder to dissent and obtain appraisal of or payment for such stockholder’s shares of common stock.

How can I obtain additional information about Youbet?

A copy of Youbet’s annual report on Form 10-K for the year ended December 31, 2008 accompanies this proxy statement. This proxy statement, a form of proxy card and our annual report on Form 10-K are available at http://www.amstock.com/ProxyServices/ViewMaterial.asp?CoNumber=10022.  In addition, upon written request of any Youbet stockholder, Youbet will furnish such stockholder without charge a copy of its annual report on Form 10-K (without exhibits) for the year ended December 31, 2008. Please address all such requests to Youbet.com, Inc., 2600 West Olive Avenue, 5th floor, Burbank, California 91505, Attention: Corporate Secretary.

We are subject to the informational requirements of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), which requires that we file reports, proxy statements and other information with the Securities and Exchange Commission (the “SEC”). The SEC maintains a website on the Internet that contains reports, proxy and information statements and other information regarding registrants, including us, that file electronically with the SEC. The SEC’s website address is http://www.sec.gov. In addition, our Exchange Act filings, proxy statements and other information can be inspected and copied at the public reference facilities maintained by the SEC at 100 F Street, N.E., Washington, D.C. 20549. Copies of such materials may also be obtained by mail from the Public Reference Section of the SEC at 100 F Street, N.E., Washington, D.C. 20549, upon payment of the SEC’s customary fees. Information regarding the public reference facilities may be obtained from the SEC by telephoning 1-800-SEC-0330.

Who can help answer further questions about the Annual Meeting?

If you have more questions about the Annual Meeting, you should contact:

MacKenzie Partners, Inc.
Stockholders Call Toll-Free:  (800) 322-2885
Banks and Brokers Call Collect:  (212) 929-5500

SECTION 382 AND NOLs GENERALLY

What is Section 382?

Section 382 (“Section 382”) is a provision of the Internal Revenue Code of 1986 (the “Code”) which would impose limitations on the future use of the Company’s net operating losses and built-in losses within the meaning of Section 382 (“NOLs”) if we undergo an “ownership change” as defined in Section 382.

How important are the NOLs?

The Company’s approximately $59.0 million (pre-tax) NOLs as of December 31, 2008, are a significant asset that could save up to almost $21.0 million in taxes over the next 20 years.  Because the NOLs do not start expiring until 2012, we will have to continually manage our Section 382 risk for a significant period of time.  Because the amount and timing of our future taxable income, if any, cannot be accurately predicted, we cannot estimate the exact amount of NOLs that we can ultimately use to reduce our income tax liability.  Although we are unable to quantify an exact value, we believe the NOLs are a very valuable asset.  The Board believes that the provisions of the NOL Charter Amendment and the NOL Rights Plan will be an important tool in avoiding adverse impacts from Section 382 limitations.

Why is the Board recommending approval of both the NOL Charter Amendment and the NOL Rights Plan?

The Board is recommending approval of both the NOL Charter Amendment and the NOL Rights Plan because, although the Board has determined that these measures are the best way to preserve the Company’s ability to use its NOLs, neither measure is a complete solution.  Under the Delaware General Corporation Law, the NOL Charter Amendment is only enforceable against stockholders with respect to shares that are voted in favor of the amendment and therefore it is possible that shares could be transferred in a way that would trigger an “ownership change” despite the NOL Charter Amendment.  In contrast, while the NOL Rights Plan deters acquisitions of our common stock by all holders thereof, if an acquisition does trigger an “ownership change” the NOL Rights Plan does not include a mechanism to block the transfer.  The NOL Charter Amendment provides a mechanism to block the impact of a transfer on the ownership shift while allowing purchasers to receive their money back from the blocked purchase.

THE NOL CHARTER AMENDMENT

What is the purpose of the NOL Charter Amendment?

The purpose of the NOL Charter Amendment is to help preserve the long-term value to the Company of its NOLs by limiting direct or indirect transfers of our common stock that would affect the percentage of stock that is treated as being owned by “5-percent stockholders” within the meaning of Section 382.  Changes in ownership of our 5-percent stockholders and the creation of new 5-percent stockholders can result in limitations on our ability to use NOLs to reduce future income tax liability.

What transfers will the NOL Charter Amendment prohibit?

Subject to certain limited exceptions, the transfer restrictions would restrict any person from transferring our common stock (or any interest in our common stock) if the transfer would result in a stockholder (or several stockholders, in the aggregate, who hold their stock as a “group” under Section 382) owning 5% or more of our common stock.

Do all investors who file a 13G or a 13D count in the Section 382 “ownership change” calculation?

No, some investors who file a 13G or 13D are not “5-percent stockholders” under the Section 382 definition and therefore would not affect our ownership shift for purposes of Section 382.  However, for purposes of determining the existence and identity of, and the amount of common stock owned by, any stockholder, we will be entitled to rely on the existence or absence of filings with the SEC of Schedules 13D and 13G (or similar filings) as of any date, subject to our actual knowledge of the ownership of our common stock.

How will the NOL Charter Amendment affect me if I vote for it and I already own more than 5% of the common stock?

If you already own more than 5% of our common stock, you would be able to transfer your shares of common stock if both of the following conditions are met:  (i) such transfer does not increase the percentage stock ownership of another holder of 5% or more of our common stock or create a new holder of 5% or more of our common stock (other than certain transfers that create a new public group) and (ii) the stock that is the subject of the transfer was acquired prior to the effective date of the NOL Charter Amendment. Shares acquired in any such transaction will be subject to the transfer restrictions.

Will the NOL Charter Amendment apply to me if I vote for it and I own less than 5% of the Company’s common stock?

Yes, but there will be no restrictions on the sale of common stock by a stockholder who owns less than 5% of our common stock to a purchaser who, after the sale, also would own less than 5% of our common stock.

What happens if I vote “No” on this proposal?  Am I still subject to the transfer restriction?

Delaware law provides that transfer restrictions with respect to shares of common stock issued prior to the effectiveness of the NOL Charter Amendment will be effective against (i) stockholders with respect to shares that were voted in favor of this proposal and (ii) purported transferees of shares that were voted in favor of this proposal if (A) the transfer restriction is conspicuously noted on the certificate(s) representing such shares or (B) the transferee had actual knowledge of the transfer restrictions (even absent such conspicuous notation). The Company intends that newly issued shares of common stock issued after the effectiveness of the NOL Charter Amendment will be issued with the transfer restriction conspicuously noted on the certificate(s) representing such shares and therefore under Delaware law such newly issued shares will be subject to the transfer restrictions.  For the purpose of determining whether a stockholder is subject to the NOL Charter Amendment, we intend to take the position that all shares issued prior to effectiveness of the NOL Charter Amendment that are proposed to be transferred were voted in favor of the NOL Charter Amendment unless the contrary is established to our satisfaction.  We also intend in certain circumstances to assert the position that stockholders have waived the right to challenge or are estopped from challenging the enforceability of the NOL Charter Amendment, unless a stockholder establishes, to our satisfaction, that such stockholder did not vote in favor of the NOL Charter Amendment.  A court could find, however, that the NOL Charter Amendment is unenforceable, either in general or as applied to a particular stockholder or particular fact situation.

Will the Board be able to make exceptions for transfers that would otherwise be restricted?

Yes, the Board will have the discretion to approve transfers that would otherwise be restricted by the NOL Charter Amendment.

What are some of the factors I should consider in deciding how to vote?

Some of the factors you should consider before making your voting decision are discussed in the section “Certain Considerations” at the end of this proxy statement.

How long would the NOL Charter Amendment be in place?

The NOL Charter Amendment would expire on the earlier of (i) the Board’ determination that the NOL Charter Amendment is no longer necessary for the preservation of the NOLs because of the repeal of Section 382 or any successor statute, (ii) the beginning of a taxable year of the Company to which the Board determines that no NOLs may be carried forward or (iii) such date as the Board determines that the NOL Charter Amendment is no longer necessary for the preservation of the NOLs.

THE NOL RIGHTS PLAN

What is the purpose of the NOL Rights Plan?

The purpose of the NOL Rights Plan is to help preserve the long-term value to the Company of its NOLs.  The proposed Rights Plan is designed to deter the acquisition of our stock in excess of amounts that, because of Section 382, could inhibit the Company’s ability to use the NOLs to reduce our future income tax liability.

What acquisitions will the NOL Rights Plan deter?

Subject to certain limited exceptions, the NOL Rights Plan would restrict any person from buying our common stock (or any interest in our common stock) if the acquisition would result in a stockholder (or several stockholders, in the aggregate, who hold their stock as a “group” under the federal securities laws) owning 4.9% or more of the common stock.

How does the NOL Rights Plan affect me if I already own 4.9% or more of the common stock?

Holders of 4.9% or more of our common stock as of March 31, 2009, the effective date of the NOL Rights Plan, are restricted from buying any additional shares of common stock.

Does the NOL Rights Plan apply to me if I own less than 4.9% of the common stock?

No, not unless you enter into a transaction or other agreement by which you would own 4.9% or more of the common stock.

Will the Board be able to make exceptions for acquisitions that would otherwise be restricted?

Yes, the Board may, in its sole discretion, exempt any person or group from triggering the dilutive effect of the NOL Rights Plan.

What are some of the factors I should consider in deciding how to vote?

Some of the factors you should consider before making your voting decision are discussed in the section “Certain Considerations” at the end of this proxy statement.

How long would the NOL Rights Plan be in place?

The NOL Rights Plan would expire on the earlier of (i) March 31, 2019, (ii) the rights being redeemed pursuant to the NOL Rights Plan, (iii) the rights being exchanged pursuant to the NOL Rights Plan, (iv) the Board’ determination that the NOL Rights Plan is no longer necessary for the preservation of the NOLs because of the repeal of Section 382 or any successor statute, (v) the beginning of a taxable year of the Company to which the Board determines that no NOLs may be carried forward and (vi) March 31, 2010, if the NOL Rights Plan has not been approved by stockholders.

INFORMATION ABOUT THE COMPANY’S STOCK OWNERSHIP

Which stockholders own at least 5% of our common stock?

As of April 15, 2009, there were 41,463,470 shares of common stock outstanding. The table below lists entities who are known to beneficially own more than 5% of our common stock.

Name and Address of Beneficial Owner	Amount of Shares Beneficially Owned		Percent of Shares Outstanding

Lloyd I. Miller, III	5,929,631	(1)(2)	14.3%
4550 Gordon Drive
Naples, Florida 34102

PNC Financial Services Group, Inc.	2,518,583	(2)	6.1%
One PNC Plaza
249 Fifth Avenue
Pittsburgh, Pennsylvania 15222-2707

New World Opportunity Partners I, LP	5,302,347	(3)	12.8%
1603 Orrington Avenue, Suite 1600
Evanston, Illinois 60201
____________

(1)
The share amount reported in the table as beneficially owned by Lloyd I. Miller, III is based on a filing on Schedule 13G/A reporting beneficial ownership as of December 31, 2008, as filed with the SEC on February 12, 2009, and includes the shares held by PNC Financial Services Group, Inc. as described in note 2 below.

(2)
The share amount reported in the table as beneficially owned by PNC Financial Services Group, Inc. is based solely on a filing on Schedule 13G/A reporting beneficial ownership as of December 31, 2008, as filed with the SEC on February 12, 2009. According to the Schedule 13G/A, all of the shares of Youbet common stock reported are held in trust accounts for which Lloyd I. Miller, Jr. was grantor and for which PNC Bank, National Association serves as trustee, and in connection with the trust accounts, Lloyd I. Miller, III and PNC Bank, National Association, in its capacity as trustee, entered into an investment advisory agreement, dated as of April 1, 2002. Based on this disclosure, we believe that the shares reported as beneficially owned by PNC Financial Services Group, Inc. are also included in the shares reported as beneficially owned by Lloyd I. Miller, III.

(3)
The share amount reported in the table as beneficially owned by New World Opportunity Partners I, LP (“NWOP I”) is based on a filing on Schedule 13D/A filed with the SEC on March 30, 2009. Jay R. Pritzker, a current Youbet director, is the Manager of New World Venture Advisors, LLC (“NWVA”), which serves as the General Partner of NWOP I.

How much common stock is owned by the named executive officers, our current directors and nominees for director?

The following table sets forth, as of April 15, 2009, the amount of our common stock beneficially owned by:

•	our named executive officers;

•	our directors and nominees; and

•	all executive officers, directors and nominees as a group.

Stock Ownership of Named Executive Officers, Directors and Nominees

Name of Beneficial Owner(1)	Amount and Nature of Beneficial Ownership	Percent of Shares Outstanding(2)

Michael Brodsky	628,500(3)	1.5%
David Goldberg	- (4)	-
Daniel Perini	25,000(5)	*
Michael Nelson	25,000(5)	*
Gary Adelson	219,064(6)	*
Raymond C. Anderson	45,892(7)	*
James Edgar	237,392(8)	*
F. Jack Liebau	567,392(9)	1.4%
Jay R. Pritzker	5,374,739(10)	13.0%
Michael D. Sands	103,392(11)	*
Michael J. Soenen	45,892(7)	*
All directors, nominees and current executive officers as a group — 12 persons	7,272,263(12)	17.5%
Gary W. Sproule(13)		*
James A. Burk(14)	62,500	*
____________

*	Less than 1%.

(1)
Beneficial ownership is determined according to the rules of the SEC and generally includes all voting or investment power with respect to securities. Except as noted, and subject to community property laws, the persons named in the table above have sole voting power of their common stock.

(2)
The percent of shares outstanding was calculated using the 41,463,470 shares of our common stock outstanding on April 15, 2009. In computing the number of shares beneficially owned by a person and the percentage ownership of that person, shares of common stock subject to options held by that person that are currently exercisable or will become exercisable within 60 days after March 31, 2009, are deemed outstanding, while the shares are not deemed outstanding for purposes of computing percentage ownership of any other person.

(3)	Includes 626,500 shares of common stock issuable upon the exercise of stock options that are exercisable within 60 days of the date of this table and 2,000 shares of common stock owned.

(4)	No shares of common stock issuable upon the exercise of stock options were exercisable within 60 days of the date of this table.

(5)	Consists of 25,000 shares of common stock issuable upon the exercise of stock options that are exercisable within 60 days of the date of this table.

(6)	Consists of 181,564 shares of common stock issuable upon the exercise of stock options that are exercisable within 60 days of the date of this table and 37,500 shares of common stock owned.

(7)	Consists of 45,892 shares of common stock issuable upon the exercise of stock options that are exercisable within 60 days of the date of this table.

(8)	Consists of 227,392 shares of common stock issuable upon the exercise of stock options that are exercisable within 60 days of the date of this table and 10,000 shares of common stock owned.

(9)	Consists of 402,392 shares of common stock issuable upon the exercise of stock options that are exercisable within 60 days of the date of this table and 165,000 shares of common stock owned.

(10)
Consists of 72,392 shares of common stock issuable upon the exercise of stock options that are exercisable within 60 days of the date of this table and 5,302,347 shares of common stock beneficially owned by NWOP I, the General Partner of which is NWVA which is managed by Mr. Pritzker.  For more information regarding the beneficial ownership of Youbet common stock for Mr. Pritzker, please refer to the Schedule 13D/A filed by NWOP I with the SEC on March 30, 2009.  Mr. Pritzker will not be standing for reelection at the Annual Meeting.

(11)	Consists of 80,892 shares of common stock issuable upon the exercise of stock options that are exercisable within 60 days of the date of this table and 22,500 shares of common stock owned.

(12)	Consists of 1,707,916 shares of common stock issuable upon the exercise of stock options that are exercisable within 60 days of the date of this table and 5,564,347 shares of common stock owned.

(13)	Mr. Sproule was interim President and Chief Executive Officer and Chief Operating Officer until his departure in April 2008.

(14)
Mr. Burk was Chief Financial Officer and Secretary until his departure on March 31, 2009.  Reported beneficial ownership consists of 37,500 shares of common stock issuable upon the exercise of stock options that are exercisable within 60 days of the date of this table and 25,000 shares of common stock owned.

Do any of the directors or executive officers have an interest in the matters to be acted upon?

Gary Adelson, Raymond C. Anderson, Michael Brodsky, James Edgar, F. Jack Liebau, Michael D. Sands and Michael J. Soenen have been nominated for re-election as directors and David Goldberg has been nominated for election as a director, and each, therefore, has a direct interest in the outcome of Proposal No. 1.

Section 16(a) Beneficial Ownership Reporting Compliance — Did directors, executive officers and greater-than-10% stockholders comply with Section 16(a)’s beneficial ownership reporting requirements in fiscal year 2008?

Section 16(a) of the Exchange Act requires our officers, directors and persons who own more than 10% of a registered class of our equity securities to file reports of ownership and changes in ownership of common stock (Forms 3, 4 and 5) with the SEC. Officers, directors and greater-than-10% holders are required to furnish us with copies of all such forms which they may have filed.

Based solely upon a review of Forms 3, 4 and 5 furnished to us with respect to our most recent fiscal year, we believe that all such forms required to be filed pursuant to Section 16(a) were timely filed, as necessary, by the officers and directors required to file the same during the fiscal year ended December 31, 2008.

How many options has Youbet issued?

The following table sets forth certain information regarding the Equity Incentive Plan, which is our only compensation plan under which equity securities can be issued by Youbet. All information set forth below is as of December 31, 2008.

Plan Category	Number of Securities to be Issued Upon Exercise of Outstanding Options, Warrants and Rights (a)	Weighted-Average Exercise Price of Outstanding Options, Warrants and Rights (b)	Number of Securities Remaining Available for Future Issuance Under Equity Compensation Plans (Excluding Securities Reflected in Column (a)) (c)
Equity compensation plans approved by stockholders:
– Stock options	5,559,173	$1.99	2,811,588
Equity compensation plans not approved by stockholders:	–	–	–
Total	5,559,173	$1.99	2,811,588

INFORMATION ABOUT CONTINUING DIRECTORS, DIRECTOR NOMINEES AND EXECUTIVE OFFICERS

Directors and Executive Officers

The following table sets forth certain information regarding the current executive officers of Youbet and the continuing directors of Youbet:

Name	Age	Position

Michael Brodsky	41	President and Chief Executive Officer
David Goldberg	40	Chief Operating Officer
Daniel Perini	41	General Counsel and Corporate Secretary
Michael Nelson	54	Chief Accounting Officer and Controller
F. Jack Liebau	70	Director, Chairman of the Board
Gary Adelson	56	Director
Raymond C. Anderson	43	Director
James Edgar	62	Director
Michael D. Sands	42	Director
Michael J. Soenen	39	Director

MICHAEL BRODSKY has served as a director since June 2007 and as our President and Chief Executive Officer since April 2008. Mr. Brodsky was the Managing Partner of New World Opportunity Partners I, LLC, a public equity investment firm, from June 2005 until March 2009. From 1999 until January 2005, Mr. Brodsky was Chief Financial Officer of The Away Network, an online travel media company. Following the sale of Away.com to Orbitz and Cendant Corporation, Mr. Brodsky was Vice President, Finance and Administration of the TDS Division of Cendant Corporation and its subsidiary Orbitz.com, a travel e-commerce and online travel media company, from January 2005 to June 2005. Mr. Brodsky received a B.A. from Syracuse University, a J.D. from the Northwestern University School of Law, and an M.B.A. from Northwestern University’s J.L. Kellogg Graduate School of Management.

DAVID GOLDBERG has served as our Chief Operating Officer since October 2008. Previously, Mr. Goldberg had been a consultant with us since August 2008. From 2003 to August 2008, Mr. Goldberg served as an Executive Vice President of Ticketmaster overseeing its global music services business. Prior to joining Ticketmaster in 2003, Mr. Goldberg served as Executive Vice President of Corporate Development for Sportvision, an interactive sports technology and marketing company, and was a co-founder and Executive Vice President of Tunes.com. Mr. Goldberg earned a B.A. in economics from Northwestern University and an M.B.A. from the Graduate School of Business at the University of Chicago.

DANIEL PERINI, joined Youbet’s legal department in August 2006 and was appointed as Youbet’s General Counsel and Corporate Secretary in June 2008.  From 2004 until joining Youbet, Mr. Perini was the Director of Business Affairs at Anschutz Entertainment Group.  Mr. Perini received a B.B.A. in finance from the University of Notre Dame and a J.D. from the University of California at Los Angeles.

MICHAEL NELSON, has served as our Chief Accounting Officer and Controller since January 2007.  From December 2004 to December 2006, Mr. Nelson served as Vice President Controller of Point.360, Burbank, California, a post-production and multi-media distribution company listed on the NASDAQ, where he managed finance, treasury, information systems, planning and forecasting, as well as SEC reporting and compliance.  From January 2003 to November 2004, Mr. Nelson was employed as Corporate Controller of BMK Inc. From June 2000 to October 2002, Mr. Nelson was Corporate Controller of Virgin Records America.  Prior to that Mr. Nelson served as Chief Financial Officer for Consolidated Film Industries.  Mr. Nelson received a B.A. from the University of California at Santa Barbara in Business Economics in 1979 and began his career as a C.P.A. with Price Waterhouse & Co’s Los Angeles office as an Audit Manager.

GARY ADELSON has served as a director since April 2002. Mr. Adelson is a private consultant specializing in the media, sports and entertainment industries, and until September 2007, he was a Managing Director with Houlihan, Lokey, Howard & Zukin, an international investment banking firm. Before joining Houlihan Lokey in June 2003, Mr. Adelson was a principal and cofounder of Media Connect Partners, a provider of financial and operating advisory services to media, entertainment, sports and communications companies, and prior to that, he was the Managing Partner of EastWest Venture Group. In 1993, Mr. Adelson founded Interactive Cable Systems, a private cable and telephony company that was acquired by MCI. Mr. Adelson began his career as producer of the long-running television series Eight is Enough. He went on to produce many other successful television series, television films, mini-series and feature films, including The Last Starfighter, a revolutionary film first utilizing reality-based CGI, Hook, Universal Soldier, It Could Happen to You and the Emmy-winning Sybil. He is a member of the Academy of Television Arts and Sciences, Academy of Motion Picture Arts and Sciences, the American Film Institute and the Directors Guild of America. Mr. Adelson also serves as a director of Small World Kids, Inc., a manufacturer and distributor of high-quality specialty toys and educational products for children.

RAYMOND C. ANDERSON has served as a director since June 2008. He has been an Executive with Crowe Horwath, LLP since April 2009.  Prior to this position he served as the founding partner of Burnham Venture Management, Ltd., a turnaround management consulting company, since 2001 and as a partner of Graue Mill Partners, LLC, a private equity investment firm affiliated with Burnham Venture Management, since May 2004.  Previously, Mr. Anderson was Chief Financial Officer of USA Floral Products, Inc. from 1997 to 1998. Mr. Anderson earned an M.B.A. from the Graduate School of Business at the University of Chicago in 2000, a J.D. from Loyola University in 1991 and a B.S. from Indiana University in 1987.

JAMES EDGAR has served as a director since June 2002. Governor Edgar’s career in government spans 30 years. He served in the Illinois executive branch for 20 years, including two four-year terms as Illinois’s 38th Governor and ten years prior to that as Secretary of State. He worked in the legislative branch of government for ten years, which included his election to the Illinois House of Representatives. As Governor, he crafted legislation that allowed horse racing to remain competitive with the rapidly growing riverboat casino industry. He also created laws to improve housing conditions for workers and their families at Illinois tracks. Since leaving the Governor’s office in January 1999, Governor Edgar and members of his family have engaged in raising and racing thoroughbreds and standardbreds. Governor Edgar is currently a Distinguished Fellow at the University of Illinois Institute of Government and Public Affairs. Governor Edgar is also a director of Alberto-Culver Company, Horizon Group Properties, Inc., and John B. Sanfilippo & Son, Inc. and serves on a variety of not-for-profit boards of directors.

F. JACK LIEBAU has served as a director since June 2005 and as Chairman of the Board since June 2008.  Mr. Liebau has served as the President of Bay Meadows Racing Association since July 2004 and the President of Hollywood Park Racing Association and Hollywood Park Fall Racing Association since September 2005. Prior to joining Bay Meadows, Mr. Liebau was the President of the California operations of Magna Entertainment Corporation where he served as President of Santa Anita Racecourse, Golden Gate Fields Racecourse and Bay Meadows Racecourse. Mr. Liebau also served on Magna’s board of directors from 2001 to 2004. Prior to joining Magna, Mr. Liebau was the President of Bay Meadows Operating Company. From 1998 to 2004, Mr. Liebau served as the President of the Federation of California Racing Associations and as a director of CHRIMS—California Horse Racing Information Management Systems. Mr. Liebau is a member of the Jockey Club, the co-owner of Valley Creek Farm, a thoroughbred breeding farm, and has co-owned a number of graded stakes winners.

MICHAEL D. SANDS has served as a director since December 2007. Mr. Sands has been a Partner at private equity firm The Pritzker Group since July, 2008.  Prior to that Sands was an independent marketing consultant, and until November 2007, he was managing partner of Ascenda Partners LLC, a consulting firm he co-founded. Prior to Ascenda, Michael Sands served as Chief Operating Officer of the Consumer Travel Americas Unit within Cendant Travel Distribution Services until November 2006, where he was responsible for overseeing the operations and management of the consumer websites, including Orbitz, CheapTickets, Away.com and Lodging.com. Mr. Sands joined Orbitz as Vice President, Marketing in September of 2000, was chief marketing officer from December 2001 until the summer of 2004, and then general manager of Orbitz Ventures until Orbitz was acquired by Cendant Corporation in November 2004.

MICHAEL J. SOENEN has served as a director since June 2008. Mr. Soenen formerly served as Chairman of the Board of Directors, President and Chief Executive Officer of FTD Group, Inc., a leading provider of floral and specialty gift products and services to consumers and retail florists, from November 2007 until the company’s acquisition in August 2008. Prior to that, Mr. Soenen served as President of FTD, Inc. since November 2004 and as Chief Executive Officer since May 2004. Previously, he served as President and Chief Operating Officer of FTD, Inc. from 2002 to 2004, President and CEO of FTD.com from 1999 to 2002, and Vice President of Marketing of FTD, Inc. from 1997 to 1999.  Mr. Soenen is also a director of optionsXpress Holdings, Inc. and Rewards Network Inc., which operates the leading frequent dining programs in North America.  Mr. Soenen received a B.A. from Kalamazoo College in 1992.

Director Not Standing for Reelection; New Director Nominee

Jay R. Pritzker, a current director, will not be standing for reelection at the Annual Meeting.  The Board has nominated our Chief Operating Officer, David Goldberg, to stand for election to the Board in Mr. Pritzker’s place.

No director, director nominee, officer or affiliate of Youbet, or to Youbet’s knowledge, any owner of record or beneficial owner of more than 5% of any class of voting securities of Youbet has, during the last five years (i) been convicted of any criminal proceeding (excluding traffic violations or minor misdemeanors) or (ii) been a party to a civil proceeding of a judicial or administrative body of competent jurisdiction and as a result of such proceeding was or is subject to a judgment, decree or final order enjoining future violations of, or prohibiting or mandating activities subject to, United States federal or state securities laws or finding any violations with respect to such laws.

INFORMATION ABOUT THE BOARD OF DIRECTORS AND BOARD COMMITTEES

The Board of Directors

The Board oversees the business affairs of Youbet and monitors the performance of management.  Currently, there are eight seats on the Board.  Jay R. Pritzker, a current director, will not to stand for reelection at the Annual Meeting and the Board has nominated our Chief Operating Officer, David Goldberg, to stand for election to the Board in Mr. Pritzker’s place.

The Board has affirmatively determined that all directors other than Messrs. Brodsky, Sands and Goldberg, if elected, are independent as defined in NASDAQ Marketplace Rule 4200(a)(15). The Board considered shares beneficially owned by each of the directors, as set forth under “Stock Ownership of Executive Officers, Directors and Nominees,” although the Board generally believes that stock ownership tends to further align a director’s interests with those of Youbet’s other stockholders.

The Board had previously determined that Mr. Pritzker, who currently serves as a director, but will not stand for reelection at the Annual Meeting, is independent as defined in NASDAQ Marketplace Rule 4200(a)(15).

During 2008, each of our directors attended at least 75% of the total number of meetings of the Board and meetings of the committees of the Board on which such director served.

Members of the Board discussed various business matters informally on numerous occasions throughout the year in 2008.  During 2008, the Board met 13 times.

In addition to the Nominating and Corporate Governance Committee, Compensation Committee and Audit Committee (each discussed in detail below), the Board convened special committees to consider various other matters.

Each director is expected to attend and participate in, either in person or by means of telephonic or video conference, all scheduled meetings of the Board and all meetings of the committees of the Board on which such director serves.  Youbet’s last annual meeting of stockholders was held on June 12, 2008, and all of the then seven members of the Board attended that meeting.

Communications to the Board of Directors

Individuals, including stockholders, can send communications directly to the Board by writing to: Youbet.com, Inc., Secretary (Attn: Board of Directors), 2600 West Olive Avenue, 5th floor, Burbank, California 91505. Communications intended for our non-employee directors should be addressed to Youbet.com, Inc., Secretary (Attn: Board Non-Employee Directors), 2600 West Olive Avenue, 5th floor, Burbank, California 91505. Depending on the subject matter of the communication, it may be forwarded to the director(s) to whom it is addressed, handled directly by management, or not forwarded if it is primarily commercial in nature, if it relates to an improper or irrelevant topic or if it requires investigation to verify its content. Communications related to accounting matters will be delivered to Youbet’s internal audit department and will be handled in accordance with procedures established by the Audit Committee with respect to such matters.

Code of Conduct

Youbet has a code of business conduct and ethics, referred to as the Youbet.com Code of Conduct, which covers all directors, officers and employees. A copy of the Code of Conduct is available on Youbet’s website at http://www.youbet.com/aboutyoubet/investors/code_of_conduct/, or a printed copy can be obtained by writing to Youbet.com, Inc., Secretary, 2600 West Olive Avenue, 5th floor, Burbank, California 91505. Any amendments to the Youbet.com Code of Conduct, as well as any waivers that are required to be disclosed under the rules of the SEC or NASDAQ, will be disclosed on a Current Report on Form 8-K filed with the SEC and posted on our website.

Committees of the Board of Directors

Nominating and Corporate Governance Committee

The Nominating and Corporate Governance Committee is responsible for the search, identification, review and selection of qualified individuals to serve on the Board, and for the development and recommendation to the Board of a set of corporate governance principles applicable to Youbet.  The Nominating and Corporate Governance Committee operates pursuant to a written charter, a copy of which may be found on our website under “Board Literature” at http://www.youbet.com/aboutyoubet/investors, or a printed copy can be obtained by writing to Youbet.com, Inc., Secretary, 2600 West Olive Avenue, 5th floor, Burbank, California 91505.

Governor Edgar (Chairman) and Messrs. Liebau and Pritzker are the current members of the Nominating and Corporate Governance Committee.  However, Mr. Pritzker will not stand for reelection to the Board at the Annual Meeting.  Each of the members of the Nominating and Corporate Governance Committee is independent as defined by NASDAQ Marketplace Rule 4200(a)(15).

During the fiscal year ended December 31, 2008, the Nominating and Corporate Governance Committee met once.

Stockholder Nominations

The Nominating and Corporate Governance Committee will accept nominations from stockholders. A stockholder who wishes to nominate a director should send a notice with the stockholder’s nomination and the information set forth below to the Secretary of Youbet. According to our amended and restated bylaws, the nomination must be received at the principal executive offices of Youbet not less than 50 days nor more than 90 days prior to the date of Youbet’s annual meeting, unless Youbet gives less than 60 days notice to stockholders of the date of the annual meeting, in which case the nomination must be received not later than the 10th day following the date of Youbet’s notice announcing the date of the annual meeting.  Accordingly, for this Annual Meeting, stockholder nominations would need to be received by the Secretary of Youbet on or before May 10, 2009.  A stockholder’s notice to Youbet concerning nominations for director is required to set forth:

•
as to each proposed nominee for election as a director, the name, age, business address and, if known, the residence address of each proposed nominee, the principal occupation or employment of each nominee and the number of shares of our common stock beneficially owned by each nominee; and

•
as to the stockholder giving notice, the stockholder’s name and address as they appear on Youbet’s books and the class and number of shares of common stock that are beneficially owned by such stockholder.

No stockholder or group of stockholders owning more than 5% of our common stock for at least one year has put forth any director nominees.  As discussed above, the Nominating and Corporate Governance Committee is responsible for considering and making recommendations to the Board concerning director nominees by stockholders.  Stockholders wishing to nominate a director should follow our nominating process summarized above and more fully described in our amended and restated bylaws.  All potential director candidates, regardless of source, are reviewed under the same process.

Minimum Criteria for Board Members

The Nominating and Corporate Governance Committee will identify individuals qualified to become Board members and recommend candidates to fill new or vacant positions.  In recommending such candidates, the Committee will consider such factors as it deems appropriate to assist in developing a Board and committees that are diverse in nature and comprised of experienced and seasoned advisors. These factors may include, but are not limited to, judgment, skill, diversity (including factors such as race, gender or experience), integrity, experience with businesses and other organizations of comparable size and industry sector, the interplay of the candidate’s experience with the experience of other Board members and the extent to which the candidate would be a desirable addition to the Board and any committees of the Board. The Committee will also review the qualifications of director nominations submitted to Youbet by stockholders and will make recommendations to the full Board about these nominees as the Committee deems appropriate.  All potential director candidates, regardless of source, are reviewed under the same process.

Process for Identifying Nominees

The Nominating and Corporate Governance Committee assesses the appropriate size of the Board from time to time and whether any vacancies on the Board are anticipated.  Various potential candidates for director are then identified.  Candidates may come to the attention of the Committee through current Board members, professional search firms, stockholders or other industry sources.  In evaluating the candidate, the Committee will consider factors other than the candidate’s qualifications, including the current composition of the Board, the balance of management and independent directors, the need for Audit Committee expertise and the evaluations of other prospective nominees.  Candidates are evaluated at regular or special meetings of the Committee or through other less formal meetings and may be considered at any time during the year.  In evaluating such candidates, the Committee seeks to achieve a balance of knowledge, experience and capability on the Board.  In connection with this evaluation, the Committee determines whether to interview the prospective nominee, and if warranted, one or more members of the Committee, and others as appropriate, interview prospective nominees in person or by telephone.  After completing this evaluation and interview, the Committee makes a recommendation to the full Board as to the persons who should be nominated by the Board, and the Board determines the nominees after considering the recommendation and report of the Committee.

There is one nominee for election to the Board this year who has not previously served as a director of Youbet.  As a result of Mr. Pritzker not standing for reelection at the Annual Meeting, the Committee considered nominating David Goldberg, our Chief Operating Officer, in Mr. Pritzker’s place. After evaluating Mr. Goldberg in accordance with the guidelines and procedures described above, the Committee unanimously recommended Mr. Goldberg as a director candidate.

Audit Committee

The duties and responsibilities of the Audit Committee are to recommend the selection of an independent registered public accounting firm for Youbet to the Board, to review the scope and cost of the audit, to review the performance and procedures of the auditors, to review the final report of the independent auditors, to be available for consultation with the independent auditors, to review our financial statements with our Chief Financial Officer and independent auditors, corporate accounting practices and policies, and internal control over financial reporting and to perform all other duties as the Board may from time to time designate. During the fiscal year ended December 31, 2008, the Audit Committee met 10 times.

Messrs. Anderson (Chairman), Adelson and Soenen are the current members of the Audit Committee. No current member of the Audit Committee has received any consulting fees, advances or compensatory fees from us or our subsidiaries, other than customary director fees, and no member of the Audit Committee is an affiliate of us or our subsidiaries.  Each of the members of the Audit Committee is independent as defined by NASDAQ Marketplace Rule 4200(a)(15).

The Board determined that each of Messrs. Anderson (Chairman), Adelson and Soenen is independent under the applicable rules of the SEC and NASDAQ such that they may sit on the Audit Committee. The Board further determined that Mr. Anderson qualifies as an audit committee financial expert, as defined by SEC rules.  The Board has adopted an Audit Committee charter.  A copy of Youbet’s Audit Committee charter may be found on our website under “Board Literature” at http://www.youbet.com/aboutyoubet/investors, or a printed copy can be obtained by writing to Youbet.com, Inc., Secretary, 2600 West Olive Avenue, 5th floor, Burbank, California 91505.

Relationship with Independent Auditors

The Audit Committee has selected Piercy Bowler Taylor & Kern, Certified Public Accountants and Business Advisors (“PBTK”), an independent registered public accounting firm, to continue as our independent auditors for fiscal year 2009.

Our Audit Committee engaged PBTK, based in Las Vegas, Nevada, to act as our independent auditor effective August 18, 2004.  We selected PBTK for its employees’ experience and expertise in the gaming industry.  Representatives of PBTK are expected to be present at the Annual Meeting, will have the opportunity to make a statement if they so desire and will be available to respond to appropriate questions.

Audit and Non-Audit Fees

The following table sets forth fees for professional services rendered by PBTK for the audit of Youbet’s financial statements as of and for the fiscal years ended December 31, 2008 and December 31, 2007 and fees for other services rendered by PBTK during fiscal years 2008 and 2007:

	2008	2007
Audit fees(1)	$379,524	$615,081
Audit-related fees(2)	22,000	11,920
All other fees(3)	43,592	3,592
Total	$445,116	$630,593
____________

(1)
Represents fees for professional services provided in connection with the audit of Youbet’s annual financial statements, the audit of Youbet’s internal control over financial reporting, and the review of Youbet’s quarterly financial statements during the fiscal year. The amount reported for 2008 includes $17,553 of fees associated with the 2007 Form 10-K/A incurred and paid in 2008. The amount reported for 2007 includes $68,650 of fees associated with the 2006 audit that were paid in 2008.

(2)	Represents fees for professional services provided in connection with the audits of our 401(k) plans, and participation in Audit Committee meetings.

(3)
During 2008, we incurred fees related to the review and preparation of the proxy statement for the 2008 annual meeting of stockholders, employee expense and with respect to the filing of a shelf registration statement on Form S-3 with the SEC. During 2007, we incurred fees related to the review and preparation of the proxy statement for the 2007 annual meeting of stockholders.

The Audit Committee has determined that the provision of non-audit services by PBTK during fiscal year 2008 was compatible with maintaining PBTK’s independence, and none of such services were pre-approved pursuant to the de minimis exception provided in Section 10A(i)(1)(B) of the Exchange Act.  Generally, the Audit Committee approves in advance audit and non-audit services to be provided by Youbet’s independent auditors. In other cases, in accordance with SEC Rule 2-01(c)(7) of Regulation S-X, the Audit Committee has delegated pre-approval authority to the Chairman of the Audit Committee for matters which arise or otherwise require approval between regularly scheduled meetings of the Audit Committee, provided that the Chairman reports such approvals to the Audit Committee at the next regularly scheduled meeting of the Audit Committee.

Audit Committee Report

The following paragraphs constitute the report of the Audit Committee for the fiscal year ended December 31, 2008.  In accordance with the SEC’s rules, this report shall not be deemed to be subject to SEC Regulation 14A or to Section 18 of the Exchange Act, nor shall it be deemed to be incorporated by reference into any statements or reports filed by Youbet with the SEC that do not specifically incorporate this report by reference, even if this proxy statement is incorporated into any such report.

Subsequent to the close of the 2008 fiscal year, the Audit Committee performed the following functions:

•	reviewed and discussed Youbet’s audited financial statements with management;

•
discussed with Youbet’s independent auditors the matters required to be discussed by Statement on Auditing Standards No. 61, as amended (AICPA, Professional Standards, Vol. 1 AU section 380), as adopted by the Public Company Accounting Oversight Board in Rule 3200T;

•
received the written disclosures and the letter from the independent auditors required by Independence Standards Board Standard No. 1 (Independence Discussions with Audit Committees), as currently in effect, discussed with the independent auditors their independence from management and from Youbet and considered whether the independent auditors’ provision of non-audit services is compatible with maintaining the auditors’ independence;

•	based on the review and discussions above, the Audit Committee has concluded that the independent auditors are independent from Youbet and its management; and

•
based on the reports and discussions above with Youbet’s management and the independent auditors concerning the quality of accounting principles, reasonableness of significant judgments, clarity of disclosures in the financial statements, results of the annual audit and other matters communicated to the Audit Committee by the independent auditors under generally accepted auditing standards, the Audit Committee recommended to the Board of Directors that the audited financial statements be included in Youbet’s annual report on Form 10-K for the fiscal year ended December 31, 2008 for filing with the SEC.

In addition, the Audit Committee will continue to perform the following function:

•
review the interim financial statements with Youbet’s management and the independent auditors prior to the filing of Youbet’s quarterly reports and discuss the results of the quarterly reviews and other matters to be communicated to the Audit Committee by the independent auditors under generally accepted auditing standards.

Approved on March 4, 2009 by the members of the Audit Committee:

Raymond C. Anderson, Chairman
Gary Adelson
Michael J. Soenen

Compensation Committee

The duties and responsibilities of the Compensation Committee are to review periodically the compensation of executive officers, to make recommendations as to stock options, bonuses and salaries and to perform all other duties as the Board may from time to time designate. Messrs. Adelson (Chairman), Pritzker and Soenen are the current members of the Compensation Committee. However, Mr. Pritzker will not stand for reelection to the Board at the Annual Meeting.  Each of the members of the Compensation Committee is independent as defined by NASDAQ Marketplace Rule 4200(a)(15). During the fiscal year ended December 31, 2008, the Compensation Committee met nine times. The Compensation Committee operates pursuant to a written charter, a copy of which may be found on our website under “Board Literature” at http://www.youbet.com/aboutyoubet/investors, or a printed copy can be obtained by writing to Youbet.com, Inc., Secretary, 2600 West Olive Avenue, 5th floor, Burbank, California 91505.

COMPENSATION OF EXECUTIVE OFFICERS

Compensation Discussion and Analysis

Objectives of Youbet’s Executive Compensation Program

The primary objective of Youbet’s executive compensation policies, plans and benefit programs is to attract, motivate and reward highly qualified executives for the attainment of long-term strategic management goals and the enhancement of stockholder value. Youbet is engaged in a very competitive industry, and Youbet’s success depends on its ability to employ the most qualified executive officers through the competitive compensation packages that it offers to these individuals. Specifically, Youbet tries to accomplish the following goals in setting executive compensation:

• Fair payment for work required;

• Alignment of executive’s interests with the interests of Youbet’s stockholders;

• Motivate and inspire employee behavior that fosters a high-performance culture;

• Competitive compensation that is consistent with industry, locality and hiring and retention needs; and

• A simple compensation structure that is transparent and easy for stockholders to understand.

Youbet’s executive compensation policies, plans and benefit programs are designed to create a performance-driven environment and retain executives whose abilities are critical to Youbet’s long-term success and competitiveness. In addition, Youbet’s executive compensation policies, plans and benefit programs, as described in more detail below, are designed to reward Youbet executive officers for excellence, initiative, expertise, experience and contributions to Youbet’s future success.

Who Determines Executive Compensation

Youbet’s Compensation Committee is responsible for the oversight of Youbet’s executive compensation policies, plans and benefit programs, including termination and severance packages for executive officers. Specifically, the Compensation Committee has the authority to review and approve corporate goals and objectives relevant to the compensation of the executive officers, evaluate the performance of the executive officers in light of those goals and objectives, and set, in accordance with such executive officers’ respective employment agreements, as the case may be, the level of compensation (salary plus bonus) for the executive officers based on that evaluation.   The Compensation Committee also has the authority to make stock option grants to all of Youbet’s employees, including the executive officers, under Youbet’s Equity Incentive Plan.  The level of compensation of the executive officers is either approved by the Compensation Committee itself or by a majority of the independent directors of the Board.  In approving compensation, the Compensation Committee takes into account the objectives of Youbet’s executive compensation programs, as outlined above, when developing compensation policies, plans and benefits and when setting and reviewing compensation levels, including base salary, annual incentive compensation and long-term equity-based incentive awards.

From time to time, the Compensation Committee retains consultants to advise it regarding appropriate compensation levels. The Committee did not utilize consultants in connection with determining executive officer compensation for 2008 other than in connection with developing certain performance-based awards, as described below under “—Elements of Executive Compensation—Long-Term Equity-Based Incentive Awards.”

At December 31, 2008, Youbet had five executive officers:  Michael Brodsky, Youbet’s President and Chief Executive Officer; David Goldberg, Youbet’s Chief Operating Officer; James A. Burk, Youbet’s Chief Financial Officer; Daniel Perini, Youbet’s General Counsel and Secretary; and Michael Nelson, Youbet’s Chief Accounting Officer and Controller.  Mr. Burk left Youbet effective March 31, 2009 and one executive officer, Gary W. Sproule, Youbet’s former Chief Operating Officer, left Youbet in 2008.

The Board has adopted a policy that requires that the Compensation Committee be consulted in advance regarding any proposed employment agreement which is materially different than Youbet’s standard offer letter.  Mr. Perini had an employment agreement, but the term of that agreement expired in February 2009.  Mr. Burk and Mr. Sproule also had employment agreements.  The employment agreements for Mr. Perini, Mr. Burk and Mr. Sproule were reviewed and approved by the Compensation Committee.  For a summary of each of these agreements, see “Compensation of Executive Officers — Summary Compensation Table.” The Compensation Committee also negotiated and recommended to the Board for approval the severance and release agreement with Mr. Burk, as further discussed under “Elements of Executive Compensation — Benefits Payable Upon Termination” below.

Elements of Executive Compensation

Youbet’s compensation for its executives is based on the following elements: annual base salary; annual incentive compensation (i.e., annual bonuses); long-term equity-based incentive awards (i.e., stock options); other benefits, such as medical insurance; and benefits payable upon termination.

The following is a description of each element of executive compensation.

Annual Salary

The purpose of the annual salary of each executive officer is to reflect the special expertise and experience that each executive brings to Youbet, the level and difficulty of work required from each executive and the annual salaries offered to executives in companies that are similar to Youbet.

Mr. Brodsky receives an annual base salary of $250,000.  In setting Mr. Brodsky’s salary, the Compensation Committee considered the salary level of other current and former Youbet executives and other management personnel.  At Mr. Brodsky’s suggestion, the Compensation Committee set Mr. Brodsky’s salary at a lower than market rate and below that of former executive officers and of Mr. Burk, but generally commensurate with or slightly above the salary level of other management personnel.  Mr. Brodsky and the Compensation Committee placed a heavier emphasis on equity incentive compensation, as described below under “Long-Term Equity-Based Incentive Awards,” to better align executive compensation with the interests of shareholders.

Mr. Goldberg also receives an annual base salary of $250,000.  In setting Mr. Goldberg’s salary, the Compensation Committee considered the salary level of other current and former Youbet executives and other management personnel.  At Mr. Goldberg’s suggestion, the Compensation Committee set Mr. Goldberg’s salary at a lower than market rate and below that of Mr. Burk and former executive officers, including Youbet’s former Chief Operating Officer, but generally commensurate with or slightly above the salary level of other management personnel.  The Compensation Committee did not believe a salary higher than that paid to the Chief Executive Officer was necessary or appropriate, but given Mr. Goldberg’s day-to-day operation duties, the Committee approved a base salary equal to that paid to the Chief Executive Offer.  Mr. Goldberg and the Compensation Committee placed a heavier emphasis on equity incentive compensation, as described below under “Long-Term Equity-Based Incentive Awards,” to better align executive compensation with the interests of shareholders.

Mr. Perini’s employment agreement initially provided for an annual base salary of $195,000.  In setting Mr. Perini’s salary under his employment agreement, the Compensation Committee considered that Mr. Perini had been in a non-executive officer position with Youbet for eighteen months and that his salary had not been increased since joining the company, as well as the salary level of other current and former Youbet executives and other management personnel.  The Committee determined that Mr. Perini’s salary was appropriate and approved his then-current salary level.  There was no change to Mr. Perini’s salary when he was appointed General Counsel in June 2008, but in September, his base salary was increased to $200,000.

Mr. Nelson receives an annual base salary of $200,000. In setting Mr. Nelson’s salary, the Compensation Committee considered the salary level of other current and former Youbet executives and other management personnel.

Mr. Burk’s employment agreement provided for an annual base salary of $300,000 which, based on his performance, was subject to increase at the recommendation of the Chief Executive Officer with Board approval. In setting Mr. Burk’s salary under his employment agreement, the Compensation Committee considered available information regarding the salaries of officers with similar positions at similar-sized companies and at Youbet’s competitors, as well as the salary level of other Youbet executives and key personnel. The Compensation Committee set Mr. Burk’s salary above the mid-point of the range of comparative data, which seemed appropriate in light of Mr. Burk’s background and work experience, as well as Youbet’s salary structure generally.   For 2008, Mr. Burk’s annual base salary was unchanged from 2007.

Mr. Sproule’s employment agreement provided a set annual base salary during the first two years (2004 and 2005), with increases thereafter at the discretion of the Compensation Committee. In each of 2006 and 2007, Mr. Sproule’s  base salary was increased by 6%, which was commensurate with the salary increase afforded the then chief executive officer.  For 2008, Mr. Sproule’s base salary was unchanged from 2007, and he only received salary through his departure in April 2008.

Annual Incentive Compensation

Annual bonus awards for executives of Youbet are based upon either the executive’s contribution to Youbet in meeting specific business goals or Youbet’s profitability, as measured by EBITDA adjusted for any extraordinary items (Adjusted EBITDA) and net revenue adjusted for extraordinary items (Adjusted Net Revenue)]. The Board reviewed and approved an Annual Operating Plan for 2008 that had been prepared by management, and for 2008, the Compensation Committee used this Annual Operating Plan to assist with determining bonuses for the year.

Neither Mr. Brodsky, Mr. Goldberg, nor Mr. Nelson have employment agreements, and Mr. Perini’s agreement expired in February 2009, so any annual incentive bonus awarded to Mr. Brodsky, Mr. Goldberg or Mr. Perini generally is at the discretion of the Compensation Committee.  However, as part of Mr. Goldberg’s compensation package, the Committee set a target bonus of 50% of annual salary if financial goals to be determined by the Committee were met and determined that any such bonus for 2008 would be pro-rated for the period from October 28, 2008 (his first date of employment as Chief Operating Officer) through year-end.  Under Mr. Burk’s employment agreement, if he achieves certain business objectives, he would receive a bonus of not less than 40% of his annual salary.

The Annual Operating Plan for 2008 set an Adjusted EBITDA target for the full year and an Adjusted Net Revenue target for the full year.  In March 2009, the Compensation Committee met to consider 2008 bonuses. The Compensation Committee reviewed materials provided by management, and based primarily on financial results for 2008 available at that time, which exceeded the targets set for Adjusted EBITDA and Adjusted Net Revenue, the Compensation Committee approved cash bonuses of $400,616 for Mr. Brodsky, $100,260 for Mr. Goldberg, $125,000 for Mr. Nelson, and $125,000 for Mr. Perini.

Mr. Sproule departed during 2008 and, therefore, did not receive an annual bonus based on Youbet’s performance. Under his severance and release agreement described below, Mr. Burk received a bonus payment of $120,000.

Long-Term Equity-Based Incentive Awards

Youbet’s Equity Incentive Plan allows for various forms of equity-based awards, but to date, Youbet has awarded only stock options to its employees, including its executive officers.  Like other forms of compensation, the primary purpose of stock options awards is to attract, motivate and retain executives so as to promote the long-term success and enhance the value of Youbet.   The Committee believes that by offering executives long-term incentive compensation which is tied to increases in stockholder value, it will motivate the executives to meet business goals and objectives designed to ensure Youbet’s financial success in the future.  Youbet typically grants new executives an initial award of stock options in connection with their acceptance of the position, to serve as both a hiring incentive and a performance incentive.  Additional stock option awards are granted to executive officers from time to time, as determined by the Compensation Committee.  The Committee’s decisions regarding these additional awards are based on several factors, including the executive’s performance, the level of other compensation paid to the executive, and the level of stock option awards made by competitors to their executives.

Mr. Brodsky received 600,000 stock options in May 2008.  The Committee believes it was appropriate to award Mr. Brodsky a significant long-term incentive, above his annual salary and bonus levels, in connection with his appointment as the company’s Chief Executive Officer.  In addition, the Committee wanted to reward and provide incentive compensation to Mr. Brodsky and Mr. Liebau for their roles on the Management Advisory Committee, and Mr. Liebau was awarded 300,000 stock options in May 2008 for his service as a director on that committee.  The Management Advisory Committee was a special committee, comprised solely of Mr. Brodsky and Mr. Liebau, charged with assisting management in its cost containment and other restructuring efforts, and assisting with client, customer and other industry contacts during the transition period following the departure of the company’s former President and Chief Executive Officer in December 2007.  The stock options awarded to Mr. Brodsky and Mr. Liebau had the same terms, with one third of the options vesting immediately, an additional one third vesting if the Company achieved certain financial targets, as determined by the Committee, for the year ended December 31, 2008, and an additional one third vesting if the Company achieved certain other financial targets, as determined by the Committee, for the year ended December 31, 2008.  The stock options expire in May 2013 and contain certain restrictions on the sale of the shares acquired upon exercise.  In March 2009, the Compensation Committee met and determined that, based on the Company’s performance for the year ended December 31, 2008, all of the stock options were vested as of December 31, 2008.

Mr. Goldberg was awarded 250,000 stock options in October 2008 in connection with his appointment as Chief Operating Officer.  The Compensation Committee believes that the stock options awarded to Mr. Goldberg were appropriate to provide an additional long-term incentive above his annual salary and bonus.

Mr. Perini received an award of 25,000 options in June 2008, and an award of 25,000 stock options in September 2008, as part of the Compensation Committee’s approval of stock option awards to Youbet employees. These option awards vest ratably over four years. The number of options awarded to each employee, including Mr. Perini, generally was based on salary level and job responsibility relative to other Youbet employees. The Compensation Committee believes that the stock options awarded to Mr. Perini in 2008 were appropriate to provide him an additional long-term incentive above his annual salary and bonus.

Mr. Nelson received an award of 25,000 options in June 2008, and an award of 25,000 stock options in September 2008, as part of the Compensation Committee’s approval of stock option awards to Youbet employees. These option awards vest ratably over four years. The number of options awarded to each employee, including Mr. Nelson, generally was based on salary level and job responsibility relative to other Youbet employees. The Compensation Committee believes that the stock options awarded to Mr. Nelson in 2008 were appropriate to provide him an additional long-term incentive above his annual salary and bonus.

Neither Mr. Burk nor Mr. Sproule received any stock option awards in 2008.

Youbet has a policy that prohibits short selling and options trading by its directors and employees, including the executive officers. In addition, while Youbet discourages hedging transactions, Youbet will consider requests by directors or employees and requires that any such transaction be pre-cleared by the Board.

Other Benefits

In addition to the elements of compensation described above, Youbet also awards its executives certain other benefits or perquisites, including medical insurance payments, vacation time, payment of life insurance premiums and other benefits particular to each executive.  These benefits are offered in an effort to maintain a compensation package that is competitive with companies that are similar to Youbet, and the benefits for an executive’s particular needs is designed to improve the executive’s efficiency. Youbet believes that these other benefits help Youbet with executive retention.

Each executive officer receives coverage under the health care and life insurance plans offered by Youbet, including supplemental health care, four weeks paid vacation time per year and reimbursement for a cellular phone. In addition, Mr. Sproule received reimbursement of up to $10,000 for financial and tax planning services, reimbursement of $750 per month for all business related automobile expenses and reimbursement of country club dues (including meals and related miscellaneous expenses).

Benefits Payable upon Termination

As set forth under “Compensation of Executive Officers — Payments upon Termination,” benefits payable to executives upon termination of their services depends on the circumstances surrounding their termination. The purpose for providing these benefits is to reward executives for commendable work-product during their tenure with Youbet, to help keep executives focused on company business regardless of any distractions created by changes in company’s management or performance or by macroeconomic considerations, and to provide a competitive compensation package.

In March 2009, Mr. Burk’s employment as Chief Financial Officer of Youbet was terminated effective as of March 31, 2009.  In connection with the termination of his employment, the Board approved a severance and general release agreement which modified and superseded the severance payable to Mr. Burk under his employment agreement. Under his employment agreement, if Mr. Burk resigned with Good Reason or was terminated Without Cause, as those terms are defined in his employment agreement, Mr. Burk would have been entitled to receive, among other things, a severance payment equal to his annual salary and the minimum bonus provided under the terms of the agreement, and also would have been entitled to receive employee benefits for a period of one year. Under the terms of his severance and general release agreement, Mr. Burk was paid a lump sum severance payment of $180,000 on March 31, 2009, which payment was in lieu of severance payments contemplated under his employment agreement.  For more information about this payment and the severance and general release agreement, see “Compensation of Executive Officers — Payments upon Termination or Change of Control”.  Pursuant to the severance and general release agreement, Mr. Burk also received a lump sum bonus payment of $120,000 in March 2009.  This payment is included in the amounts reported in the “Compensation of Executive Officers — Summary Compensation Table.” The severance and general release agreement also contains a release of claims on behalf of Mr. Burk.

Mr. Sproule’s employment agreement provided for payments upon termination similar to those included in Mr. Burk’s and Mr. Perini’s agreements.  Mr. Sproule’s departure in April 2008 was treated as Without Cause under his employment agreement, and he was paid the amounts set forth in “Compensation of Executive Officers — Payments upon Termination.”

Mix of Compensation Elements

Youbet has designed its compensation package for executives with a mix of elements, including base pay, short-term incentive compensation, long-term incentive compensation, cash-based compensation, equity-based compensation and fringe benefits in an effort to attract and retain executives with a competitive compensation package which will provide incentives for the executive team to help Youbet achieve its current and long-term objectives.  For example, providing base salary and most fringe benefits (such as group health insurance) is necessary to attract and retain high-quality executives.  The short-term incentive compensation (annual bonus) allows Youbet to motivate and reward executives for helping Youbet attain its annual financial targets; and long-term equity incentive compensation allows Youbet to compensate its executives for their efforts to increase shareholder value.

Stock Option Award Practices

Youbet’s Equity Incentive Plan is administered by the Compensation Committee of the Board. The Compensation Committee has sole discretion, subject to the limitations in the Equity Incentive Plan, to determine all questions of interpretation of the Equity Incentive Plan, as well as to determine which employees receive awards, the amounts and types of the awards, and the terms, conditions and limitations applicable to each award. The Compensation Committee may delegate its authority to approve certain awards.  The Chief Executive Officer has requested that the Compensation Committee delegate to him limited authority to issue stock options to certain newly-hired employees, and the Committee has delegated to Mr. Brodsky the authority to grant stock options to any newly-hired employee who is not subject to the reporting requirements of Section 16 of the Exchange Act, subject to certain limitations.

Except to the extent the Committee has delegated authority to the Chief Executive Officer, the Compensation Committee must approve all stock option awards at a meeting of the Committee. Youbet’s senior management prepares a schedule of recommended option grants for the Compensation Committee to review, but the Committee can increase or decrease the proposed award for any employee or group of employees, including executive officers. Absent extenuating circumstances, the Compensation Committee sets the exercise price of stock option awards at the closing price of Youbet’s common stock on the date of the meeting at which the awards are approved or on the first date of employment for a prospective new employee. Youbet does not coordinate the grant of option awards with the release of material non-public information for the purpose of affecting the value of executive compensation.

In connection with the stockholders’ approval in 2006 of an increase in the number of shares available for awards under the Equity Incentive Plan, Youbet indicated that during each of the next three fiscal years it would limit awards (granted under the Equity Incentive Plan and any other plans not approved by stockholders) to a number of shares no greater than 2.22% of the number of shares of Youbet’s common stock which Youbet believed would be outstanding at the end of that fiscal year (this was the average annual  rate of equity awards for companies in Youbet’s Standard & Poor’s industry grouping).  As previously disclosed, in 2006, Youbet issued options covering 993,717 shares in the aggregate, representing 2.4% of the total shares actually outstanding at December 31, 2006, but in 2007 issued options covering only 725,500 shares, representing 1.7% of the total shares actually outstanding at December 31, 2007, so that, on average the issuances for 2006 and 2007 equaled 2.1% of the average shares actually outstanding at year-end 2006 and 2007.  In 2008,  Youbet issued options covering 2,345,948 shares in the aggregate, representing 5.7% of the shares actually outstanding at December 31, 2008, but adjusted for the 1,504,186 shares underlying stock options cancelled or forfeited during 2008, net stock options issued represented only 2.0% of shares actually outstanding at December 31, 2008.  While the Compensation Committee recognized that the unadjusted percentage of shares represented by stock option awards in 2008 exceeded the 2.22% threshold, the Committee believed that in light of the fundamental changes in the company’s business since 2006, the upheaval in the industry generally during 2008, and the significant management transition and other restructuring efforts that occurred in 2008, the approved stock option awards were necessary and appropriate to:  attract and motivate a new Chief Executive Officer, a new Chief Operating Officer and other senior personnel,  reward efforts by members of the Board who assisted during a particularly challenging time for the company, including, but not limited to, the transition to new leadership; and retain long-time employees whose other stock options were underwater.

Youbet does not maintain formal stock ownership guidelines, but stock ownership is encouraged.

Recapture of Executive Compensation

Youbet intends to comply with Section 304 of the Sarbanes-Oxley Act of 2002.  Section 304 requires companies to recapture or claw-back certain compensation (such as, bonuses or cash-based or equity-based incentive pay, including gains on the sale of company securities) received by the company’s chief executive officer or chief financial officer during a recapture period if the company is required to file an accounting restatement due to the company’s material noncompliance, as a result of misconduct, with any financial reporting requirement under the securities laws. This recapture period is the twelve-month period following the first public issuance or filing with the SEC (whichever first occurs) of the document embodying such noncompliant financial statements.

Accounting and Tax Considerations

Statement of Financial Accounting Standards No. 123 (revised) requires us to incur immediate compensation expense upon the award of stock options and other stock-based awards.  Youbet considers, and will continue to consider, the effect of compensation expense in making stock option or other equity awards.

Section 162(m) of the Internal Revenue Code generally does not allow a publicly-held company to deduct compensation paid to certain of its executive officers, to the extent that such officer’s compensation exceeds $1 million in the fiscal year. The limitation does not apply to performance-based compensation.  During 2008, the non-performance-based compensation paid to each of Youbet’s executive officers did not exceed the $1 million deductible limit, and the Compensation Committee does not anticipate that the non-performance-based compensation to be paid to Youbet’s executive officers for the 2009 fiscal year will exceed that limit.  As such, the Compensation Committee has determined that it does not need to take any action at this time to limit or restructure the elements of compensation payable to Youbet’s executive officers so as to preserve the tax deduction.  The Compensation Committee will reconsider this decision should it project that an executive officer’s non-performance-based compensation will exceed the $1 million deductible limit.

Compensation Committee Interlocks and Insider Participation

During 2008, the Compensation Committee consisted of Gary Adelson, Jay R. Pritzker and Michael J. Soenen, who joined the Committee in June 2008. No member of the Compensation Committee was an employee of the Company or any of our subsidiaries during the fiscal year ended December 31, 2008 or an officer of the Company or any of our subsidiaries during such fiscal year or any prior period. None of our executive officers served as a member of:

•	the compensation committee of another entity in which one of the executive officers of such entity served on our Compensation Committee;

•	the board of directors of another entity, one of whose executive officers served on our Compensation Committee; or

•	the compensation committee of another entity in which one of the executive officers of such entity served as a member of our Board.

Compensation Committee Report

The Compensation Committee of the Board has reviewed and discussed the foregoing “Compensation Discussion and Analysis” with Youbet’s management, and based on the review and discussions, the Compensation Committee has recommended to the Board that the “Compensation Discussion and Analysis” be included in this proxy statement.

Compensation Committee

Gary Adelson, Chairman
Jay R. Pritzker
Michael J. Soenen

April 15, 2009

Summary Compensation Table

The table below summarizes the total compensation paid to or earned by each of the named executive officers for the fiscal year ended December 31, 2008.  Several components of compensation paid to Messrs. Burk, Perini and Sproule were determined based on such officer’s employment agreement, as summarized below.

Employment Agreement for Daniel Perini

Effective March 1, 2008, Mr. Perini and Youbet entered into an employment agreement that expired on February 28, 2009.  His current continuing employment is at will.  However, certain restrictive covenants and Mr. Perini’s agreement to arbitrate any dispute arising from his employment remain in effect for the term of his employment.  Mr. Perini’s employment agreement provided for an annual base salary of $195,000, which was increased to $200,000 in September 2008.  Mr. Perini receives certain perquisites, including contributions under Youbet’s 401(k) matching plan, life insurance benefits and medical insurance.

The foregoing summary highlights the material terms relevant to an understanding of the disclosure in the table below.  For more information regarding Mr. Perini’s employment agreement, see his employment agreement filed as Exhibit 10.7 to our quarterly report on Form 10-Q for the quarter ended June 30, 2008.

Employment Agreement for James A. Burk

Mr. Burk, our former Chief Financial Officer, joined Youbet in July 2007.  Mr, Burk is 56 years old.  On March 5, 2009, Youbet entered into a severance and general release agreement with Mr. Burk, under which Youbet agreed with Mr. Burk that he will step down as Chief Financial Officer, effective as of March 31, 2009.   For more information regarding this severance and general release agreement, see “Compensation Discussion and Analysis — Benefits Payable upon Termination” and “Payments upon Termination or Change of Control — James A. Burk” below.  Prior to entering into the severance and general release agreement, Mr. Burk’s compensation was generally set by his employment agreement, which he and Youbet had entered into effective as of July 9, 2007. The employment agreement provided for an annual base salary for Mr. Burk of $300,000, and based on performance, Mr. Burk was eligible to have his annual base salary increased at the discretion of the Chief Executive Officer with the approval of the Board. The agreement also provided for a target bonus of not less than 40 percent of Mr. Burk’s base salary for achieving certain business objectives.  Mr. Burk also received certain perquisites, including contributions under Youbet’s 401(k) matching plan, life insurance benefits and medical insurance.

Under the employment agreement, Mr. Burk also was granted 150,000 stock options under the Equity Incentive Plan.  For more information, see “— Grants of Plan Based Awards” and “— Outstanding Equity Awards at Fiscal Year End” below.

The foregoing summary highlights the material terms relevant to an understanding of the disclosure in the table below.  For more information regarding Mr. Burk’s employment agreement see his employment agreement filed as Exhibit 10.1 to our Form 8-K filed July 7, 2007.  For more information regarding Mr. Burk’s severance and general release agreement see his severance and general release agreement filed as Exhibit 10.15 to our Form 10-K for the year ended December 31, 2008.

Employment Agreement for Gary W. Sproule

Mr. Sproule, our former interim President and Chief Executive Officer and Chief Operating Officer, resigned in April 2008.  He joined Youbet as Chief Financial Officer in May 2002 and was named Chief Operating Officer in May 2004. In August 2005, Mr. Sproule was reappointed to the position of Chief Financial Officer, and in July 2007, Mr. Sproule was reappointed Chief Operating Officer. In November 2007, Mr. Sproule was appointed Interim President and Chief Executive Officer. Mr. Sproule is 58 years old.  Mr. Sproule and Youbet had entered into an employment agreement effective as of August 2, 2004.  Mr. Sproule’s salary was set under his employment agreement for the first two years, and thereafter at the discretion of the Compensation Committee. The agreement also provided for a bonus of not less than 40% of his annual salary if Mr. Sproule met certain business objectives, or at least 20% of his annual salary if Youbet achieves the adjusted EBITDA goal set for the year, regardless of whether Mr. Sproule met his business objectives.  In addition, Mr. Sproule received certain perquisites, including contributions under Youbet’s 401(k) matching plan, life insurance benefits, medical insurance, reimbursement for financial planning assistance and an allowance for an automobile.  A description of his severance benefits under his employment agreement is set forth below under “—Payments upon Termination or Change of Control—Gary W. Sproule.”

The foregoing summary highlights the material terms relevant to an understanding of the disclosure in the table below.  For more information regarding Mr. Sproule’s employment agreement, as amended, see Exhibit 10.2 to our Form 10-Q for the quarter ended June 30, 2004, and Exhibit 10.4 to our Form 10-Q for the quarter ended September 30, 2005.

Expense Reimbursement Review

As previously reported, in early 2008, Youbet identified some weakness in its 2007 and 2006 controls regarding the reimbursement of employees’ purported business expenses, including expenses incurred by certain named executive officers. Specifically, some expenses were reimbursed even though they may have not been documented or approved in accordance with Youbet’s formal policy for expense reimbursement, and some may not have had a business purpose.  The Audit Committee’s examination of the facts and circumstances is ongoing and includes ongoing discussions with certain former officers and directors.  At this time, Youbet does not have sufficient information to make a final determination as to whether expenses were improperly submitted and reimbursed.  If reimbursed expenses were improper or inappropriate, then the related reimbursement should have been reported as additional compensation, and Youbet will promptly report a final determination once it is made.  As previously reported, to remediate these issues going forward, Youbet has adopted a more comprehensive reimbursement policy, enhanced communication and training of employees regarding the policy, and implemented enhanced procedures and controls for the submission, review and payment of expense reimbursement requests.  The Audit Committee continues to monitor the effectiveness of these remedial measures.

Name and Principal Position	Year	Salary ($)	Bonus ($)	Option Awards ($)(7)	All Other Compensation ($)(8)	Total ($)

Michael Brodsky(1)	2008	170,192	—	388,702	8,239	567,133
Chief Executive Officer

David Goldberg(2)	2008	41,346	—	6,125	3,194	50,665
Chief Operating Officer

Daniel Perini(3)	2008	192,961	—	29,682	28,717	251,360
General Counsel	2007	181,730	10,384	23,460	26,356	241,930
	2006	65,769	—	8,484	8,088	82,341

Michael Nelson(4)	2008	200,000	10,000	28,217	25,313	263,530
Chief Accounting Officer	2007	199,230	12,500	21,962	25,750	259,442

James A. Burk(5)	2008	290,769	—	44,900	34,601	370,270
Former Chief Financial Officer	2007	144,230	—	20,229	13,157	177,616

Gary W. Sproule(6)	2008	119,250	—	—	776,208	895,458
Former Chief Operating Officer	2007	344,500	—	49,806	43,905	438,211
	2006	344,500	344,500	—	53,094	742,094
____________

(1)	Mr. Brodsky became our President and Chief Executive Officer in April 2008.

(2)	Mr. Goldberg was appointed as chief operating officer in October 2008. Previously, Mr. Goldberg had been a consultant with us since August 2008 and received $26,578 as compensation for such services.

(3)	Mr. Perini joined Youbet in 2006 and became our general counsel in June 2008.

(5)	Mr. Burk joined Youbet in July 2007 and left Youbet on March 31, 2009.

(6)	Mr. Sproule resigned effective April 24, 2008.

(7)
Represents the total option related expense recognized in the Financial Statements as determined in accordance with SFAS 123R. For a description of the methodology and assumption used to determine these amounts, see Notes 1 and 13 to the 2008 Financial Statements.

(8)	The amounts reported in the “All Other Compensation” column for each executive officer consist of:

	401(k) Plan Matching	Life Insurance	Medical/ Disability Insurance	Country Club Dues	Severance

Michael Brodsky	3,769	210	4,260	—	—
David Goldberg	—	84	3,110	—	—
Daniel Perini	11,848	504	16,365	—	—
Michael Nelson	12,600	216	12,497	—	—
James A. Burk	13,800	720	20,081	—	—
Gary W. Sproule	7,092	1,572	6,592	2,750	758,202

Grants of Plan-Based Awards

Youbet provides long-term incentives to the named executive officers through awards under the Youbet.com, Inc. Equity Incentive Plan. The Equity Incentive Plan provides for various forms of equity-based incentive compensation with respect to Youbet’s common stock, including stock options, stock appreciation rights, stock bonuses, restricted stock awards and performance units and awards consisting of combinations of such incentives. To date, Youbet has only awarded stock options under the Equity Incentive Plan.

The following table sets forth information regarding stock options granted to the named executive officers under the Equity Incentive Plan during the fiscal year ended December 31, 2008.

Name	Grant Date	Approval Date	Number of Securities Underlying Options(#)	Exercise Price of Option Awards ($/share)	Grant Date Fair Value of Stock Option Awards ($)(1)

Michael Brodsky	May 9, 2008	May 2, 2008	600,000	1.22	350,760
David Goldberg	October 28, 2008	October 28, 2008	250,000	1.10	162,975
Daniel Perini	June 9, 2008	June 9, 2008	25,000	1.56	19,178
	September 8, 2008	September 8, 2008	25,000	1.95	24,698
Michael Nelson	June 9, 2008	June 9, 2008	25,000	1.56	19,178
	September 8, 2008	September 8, 2008	25,000	1.95	24,698
James A. Burk	—	—	—	—	—
Gary W. Sproule	—	—	—	—	—
____________

(1)
Represents the fair value of the stock options as determined under Statement of Financial Accounting Standards No. 123(R), “Share-Based Payments” (SFAS 123R). For a description of the methodology and assumptions used to determine these amounts, see Notes 1 and 13 to our consolidated financial statements for the year ended December 31, 2008 (the “2008 Financial Statements”).

Outstanding Equity Awards at Fiscal Year-End

The following table sets forth information regarding stock options held by the named executive officers and outstanding at December 31, 2008.

	Option Awards
	Number of Securities Underlying Unexercised Options				Option Exercise
	Exercisable(#)		Unexercisable(#)		Price($)	OptionExpirationDate

Michael Brodsky	26,500		—		2.72	June 12, 2017
	600,000		—		1.22	May 8, 2013
David Goldberg	—		250,000	(1)	1.10	October 27, 2018
Daniel Perini	25,000	(2)	25,000	(2)	3.92	August 20, 2016
	—		25,000	(3)	1.56	June 8, 2018
	—		25,000	(4)	1.95	September 7, 2018
Michael Nelson	12,500	(2)	37,500	(2)	3.69	January 1, 2017
	—		25,000	(3)	1.56	June 8, 2018
	—		25,000	(4)	1.95	September 7, 2018
James A. Burk	37,500	(5)	112,500	(5)	2.35	July 8, 2017
Gary W. Sproule	—		—		—	—
____________

(1)	Mr. Goldberg’s stock option grant vests in four equal annual installments, beginning on October 28, 2009.

(2)	Mr. Perini’s and Mr. Nelson’s stock option grant vests in four equal annual installments, beginning on August 21, 2007 and on January 1, 2007, respectively.

(3)	Mr. Perini’s and Mr. Nelson’s stock option grant vests in four equal annual installments, beginning on June 9, 2009.

(4)	Mr. Perini’s and Mr. Nelson’s stock option grant vests in four equal annual installments, beginning on September 8, 2009.

(5)	Mr. Burk’s stock option grant vests in four equal annual installments, beginning on July 9, 2008.

Payments upon Termination

James A. Burk

As discussed above, Mr. Burk’s employment as Chief Financial Officer of Youbet was terminated effective as of March 31, 2009. In connection with the termination of his employment, Mr. Burk entered into a severance and general release agreement with Youbet, which modified and superseded the severance arrangements in Mr. Burk’s employment agreement. Under the severance and general release agreement, on March 31, 2009, Youbet paid Mr. Burk a lump sum severance payment of $180,000, which payment was in lieu of severance payments contemplated under his employment agreement.  Pursuant to the severance and general release agreement Youbet also paid Mr. Burk a lump sum bonus payment of $120,000 on March 6, 2009.  In addition, Youbet agreed to pay Mr. Burk’s monthly COBRA health, dental and vision insurance premiums for up to 12 months following March 31, 2009, provided that Youbet’s obligation to make such COBRA payments will cease immediately if Mr. Burk becomes eligible for other health insurance benefits at the expense of a new employer or otherwise becomes ineligible for COBRA coverage. The severance and general release agreement also contains a release of claims on behalf of Mr. Burk.

The foregoing description of the severance and general release agreement with Mr. Burk is qualified in its entirety by reference to the full text of the severance and general release agreement, a copy of which is filed as Exhibit 10.15 to our Form 10-K for the year ended December 31, 2008.

The following table shows all severance paid to Mr. Burk under his severance and general release agreement in connection with the termination of his employment on March 31, 2009.

Compensation:
Salary	$180,000
Bonus	120,000
Stock options (1)
Benefits and Perquisites:
Life insurance	1,421
Medical and dental insurance	15,897
Accrued vacation pay	24,718
Total:	$342,034

(1)
At the time of his departure, Mr. Burk held approximately 37,500 fully vested stock options, which remain outstanding under their original terms. See “Compensation Discussion and Analysis — Outstanding Equity Awards at Fiscal Year-End” for more information.

Gary W. Sproule

Under his employment agreement, Mr. Sproule was entitled to different benefits upon the termination of his employment with Youbet depending on whether his employment is terminated for cause or with good reason or without cause (as such terms are defined in his employment agreement).

Effective April 24, 2008, Mr. Sproule resigned, and his termination was treated as without cause under his employment agreement.  Therefore, Mr. Sproule was entitled to his annual salary, any earned and unpaid bonus, accrued and unused vacation, if any, and insurance payments for a period of two years.

Mr. Sproule also agreed under his employment agreement that, in the event of his termination from Youbet, he would not for a period of one year induce any employee of Youbet to terminate his employment with Youbet or be employed by the Internet gaming divisions of any direct competitor of Youbet without the prior consent of Youbet.

The following table shows the aggregate severance paid to Mr. Sproule following termination of his employment on April 24, 2008 under his employment agreement.

Termination Without Cause
Compensation:
Salary	$713,026
Benefits and Perquisites:
Life and disability insurance	7,481
Medical and dental insurance	12,558
Accrued vacation pay	36,689
Total:	$769,754

DIRECTOR COMPENSATION

The Compensation Committee has the responsibility for recommending to the Board compensation and benefits for non-employee directors. Youbet does not provide directors who are employees of Youbet with compensation for their services as directors.  During 2008, Youbet’s only employee director was Mr. Brodsky, our Chief Executive Officer.  However, Mr. Goldberg, our Chief Operating Officer, has been nominated for election as a director at the Annual Meeting.  In determining compensation for members of the Board, the Compensation Committee considers the same goals and objectives outlined for Youbet’s executive compensation policies, plans and benefit programs discussed in the “Compensation of Executive Officers—Compensation Discussion and Analysis” section.

Non-employee directors receive the following compensation:

•	A $14,000 annual retainer;

•	Additional annual retainers of $5,000, $3,500 and $2,000 for the Audit Committee Chairman, Compensation Committee Chairman and other committee chairmen, respectively;

•	Per diem fees of $1,000 for services and activities performed on behalf of the Board and its committees;

•	An annual grant of options ($35,000 converted into a number of options using a Black-Scholes valuation model or 15,000, whichever is greater);

•	A cash payment of $1,000 for Board meetings attended in person ($500 for attending via telephone); and

•	A cash payment of $500 for committee meetings attended in person ($250 for attending via telephone).

The grant date for director stock options is the annual meeting date, and the exercise price is the closing price reported for that date. The options vest monthly over one year and are exercisable for a period of ten years from the date of grant. Non-employee directors are also reimbursed for travel costs and other out-of-pocket expenses incurred to attend Board and Board committee meetings. Subject to the pre-approval of the Compensation Committee, directors also are reimbursed for costs and other out-of-pocket expenses incurred for the continuing education relevant to their service on the Board or Board committees.

Youbet believes that a mix of compensation, including long-term stock options and short-term, cash based compensation, should provide adequate incentive for directors to meet Youbet’s business goals on a short- and long-term basis. Youbet also designed its Board compensation policy to reward its Board members for donating more of their time to Youbet. For example, director compensation increases for taking on more responsibility as committee chairmen, performing services and activities performed on behalf of the Board and attending meetings in person. The Compensation Committee of the Board periodically reviews the non-employee director compensation and benefits.

The table below summarizes the total compensation paid or earned by each of the directors that are not employees for the fiscal year ended December 31, 2008.

Name	Fees Earned or Paid in Cash($)	Option Awards($)(1)		All Other Compensation ($)	Total($)

Gary Adelson	8,750	53,179	(2)	—	61,929
Raymond C. Anderson	9,500	36,656	(2)	—	46,156
James Edgar	8,000	53,179	(2)	—	61,179
F. Jack Liebau(3)	8,000	239,269	(3)	—	247,269
Jay R. Pritzker	7,000	53,179	(2)	—	60,179
Michael D. Sands(4)	7,000	58,367	(4)	—	65,367
Michael J. Soenen	8,000	36,656	(2)	—	44,656
____________

(1)
Represents the total  option related expense recognized in the 2008 Financial Statements as determined in accordance with SFAS 123R. For a description of the methodology and assumption used to determine these amounts, see Notes 1 and 13 to the 2008 Financial Statements.

(2)
The grant date for each award reported in 2008 was June 12, 2008, and the fair value of each grant was $36,656, based on the $1.44 per share closing price reported on the Nasdaq Capital Market on the grant date.

(3)
The grant date for the two awards reported above was May 9, 2008 and June 12, 2008, respectively, and the fair value of each grant was $186,090 and $36,656, based on the $1.22 and $1.44 per share closing price reported on the Nasdaq Capital Market on the respective grant dates.  For more information about Mr. Liebau’ stock option award in May 2008, see “Compensation Discussion and Analysis—Elements of Executive Compensation—Long-Term Equity-Based Incentive Awards.”

(4)
The grant date for the two awards reported above was May 9, 2008 and June 12, 2008, respectively, and the fair value of each grant was $21,710 and $36,656, based on the $1.22 and $1.44 per share closing price reported on the Nasdaq Capital Market on the respective grant dates.

The following table sets forth information regarding stock options held by Youbet directors that are not employees of Youbet and outstanding as of December 31, 2008.

	Option Awards
Board Member	Number of Securities Underlying Unexercised Options				Option Exercise Price($)	Option Expiration Date
	Exercisable(#)		Nonexercisable(#)
Gary Adelson	40,000		—		$0.68	April 14, 2012
	15,000		—		2.74	October 6, 2013
	20,000		—		5.62	April 14, 2014
	15,000		—		4.84	June 1, 2015
	15,000		—		5.08	April 16, 2016
	26,500		—		2.72	June 12, 2017
	25,032		25,032		1.44	June 11, 2018
Raymond C. Anderson	25,032		25,032		1.44	June 11, 2018
James Edgar	40,000		—		0.67	June 18, 2012
	40,000		—		0.50	June 18, 2012
	20,000		—		2.74	October 6, 2013
	25,000		—		4.26	June 18, 2014
	15,000		—		4.91	June 16, 2015
	15,000		—		4.10	June 18, 2016
	26,500		—		2.72	June 12, 2017
	25,032		25,032		1.44	June 11, 2018
F. Jack Liebau	15,000		—		4.84	June 1, 2015
	15,000		—		4.58	June 1, 2016
	26,500		—		2.72	June 12, 2017
	300,000	(1)	—		1.22	May 8, 2013
	25,032		25,032		1.44	June 11, 2018
Jay R. Pritzker	26,500		—		2.72	June 12, 2017
	25,032		25,032		1.44	June 11, 2018
Michael D. Sands	20,416	(2)	14,584	(2)	1.22	May 8, 2018
	25,032		25,032		1.44	June 11, 2018
Michael J. Soenen	25,032		25,032		1.44	June 11, 2018
Steven Good(3)	—		—		—	—
____________

(1)	For more information about Mr. Liebau’ stock option award in May 2008, see “Compensation Discussion and Analysis—Elements of Executive Compensation—Long-Term Equity-Based Incentive Awards.”

(2)
Mr. Sands joined the Board in December 2007 and, therefore, he did not receive a stock option grant at the annual meeting of stockholders in June 2007.  On April 28, 2008, in recognition for his service on the Board since December 2007 and through the upcoming annual meeting, the Board approved a grant of 35,000 stock options with a grant date of May 9, 2008.  Consistent with director grants generally, this award vests monthly over one year and is exercisable for a period of 10 years from the date of grant.

(3)	Mr. Good resigned as a director effective June 12, 2008, and all of his stock options expired unexercised.

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

For a description of employment agreements between Youbet and certain named executive officers, see “Compensation of Executive Officers — Summary Compensation Table” above. For information regarding Mr. Burk’s severance and general release agreement, see “Compensation Discussion and Analysis — Benefits Payable upon Termination” and “Payments upon Termination  — James A. Burk.”

Procedures for Approval of Related Person Transactions

Pursuant to its charter, the Audit Committee is responsible for considering and approving or disapproving transactions involving Youbet and any director, executive officer, senior financial officer or any related party and other questions of actual and potential conflicts of interest or appearances of impropriety of or involving Youbet’s directors, executive officers, senior financial officers or any related party as they may arise, from time to time.  The Audit Committee charter provides the following specific guidelines for consideration when discharging this function: (i) whether or not the relationship or transaction is on terms and conditions not materially less favorable to Youbet than could be obtained from an independent third party; (ii) the reasons for and the benefits obtainable by Youbet from such relationship or transaction; (iii) the impact of such relationship or transaction on the director’s or officer’s ability to continue to serve the best interests of Youbet; and (iv) anticipated stockholder reaction to such relationship or transaction.

PROPOSALS TO BE VOTED UPON

PROPOSAL NO. 1

ELECTION OF DIRECTORS

The Board has nominated, at the Nominating and Corporate Governance Committee’s recommendation, the following eight persons for election as directors of Youbet: Gary Adelson, Raymond C. Anderson, Michael Brodsky, James Edgar, David Goldberg, F. Jack Liebau, Michael D. Sands and Michael J. Soenen.  All of these directors will serve for a term of one year and until such director’s successor is elected and qualified.

The persons named in the proxy will vote FOR these nominees, except where authority has been withheld as to a particular nominee.

The eight nominees for director who receive the most votes from those shares present or represented at the Annual Meeting will be elected.  The nominees have consented to being named in this proxy statement and to serve their terms if elected.  If the nominees should for any reason become unavailable for election, proxies may be voted with discretionary authority by the persons appointed as proxies for any substitute designated by the Board of Directors of Youbet.

THE BOARD UNANIMOUSLY RECOMMENDS THAT STOCKHOLDERS VOTE “FOR” THESE NOMINEES FOR ELECTION TO THE BOARD OF DIRECTORS OF THE COMPANY.

PROPOSAL NO. 2

APPROVAL OF THE NOL CHARTER AMENDMENT

Introduction

At the Annual Meeting, you will consider and vote on an amendment to our Certificate of Incorporation to impose certain restrictions on the transfer of our common stock.  The NOL Charter Amendment is designed to prevent certain transfers of our common stock which could otherwise adversely affect our ability to use the NOLs for income tax purposes and certain income tax credits.

We estimate that we had approximately $59.0 million of (pre-tax) NOLs as December 31, 2008.  Furthermore, our NOLs do not start expiring until 2012.  To the extent we have future taxable income, and until the NOLs expire, they can be used to offset any future ordinary tax on our income.  Because the amount and timing of our future taxable income, if any, cannot be accurately predicted, we cannot estimate the exact amount of NOLs that can ultimately be used to reduce the Company’s income tax liability.  Although we are unable to quantify an exact value, we believe the NOLs are a very valuable asset and the Board believes it is in the Company’s best interests to attempt to prevent the imposition of limitations on their use by adopting the proposed NOL Charter Amendment.

The benefit of the NOLs to the Company would be significantly reduced or eliminated if we were to experience an “ownership change” as defined in Section 382.  An “ownership change” can occur through one or more acquisitions of our stock, whether occurring contemporaneously or pursuant to a single plan, by which stockholders or groups of stockholders, each of whom owns or is deemed to own directly or indirectly at least 5% of our stock, increase their ownership of our stock by more than 50 percentage points over their lowest percentage interest within a rolling three-year period.  If that were to happen, we would only be allowed to use a limited amount of NOLs and credits to offset our taxable income subsequent to the “ownership change.”  The annual limit is obtained by multiplying (i) the aggregate value of our outstanding equity immediately prior to the “ownership change” (reduced by certain capital contributions made during the immediately preceding two years and certain other items) by (ii) the federal long-term tax-exempt interest rate in effect for the month of the “ownership change.”  In calculating this annual limit, numerous special rules and limitations apply, including provisions dealing with “built-in gains and losses.”  If we were to experience an “ownership change” at our current stock price levels, we believe we would be subject to an annual NOL limitation which would result in a material amount of NOLs expiring unused, resulting in a significant impairment to the Company’s NOL assets.

If the Company were to have taxable income in excess of the NOL limitations following a Section 382 “ownership change,” it would not be able to offset tax on the excess income with the NOLs.  Although any loss carryforwards not used as a result of any Section 382 limitation would remain available to offset income in future years (again, subject to the Section 382 limitation) until the NOLs expire, any “ownership change” could significantly defer the utilization of the loss carryforwards, accelerate payment of federal income tax and could cause some of the NOLs to expire unused.  Because the aggregate value of our outstanding stock and the federal long-term tax-exempt interest rate fluctuate, it is impossible to predict with any accuracy the annual limitation upon the amount of our taxable income that could be offset by such loss carryforwards and credits were an “ownership change” to occur in the future, but such limitation could be material.

Currently, we do not believe that we have experienced an “ownership change,” but calculating whether an “ownership change” has occurred is subject to inherent uncertainty.  This uncertainty results from the complexity and ambiguity of the Section 382 provisions, as well as limitations on the knowledge that any publicly traded company can have about the ownership of and transactions in its securities.  We and our advisors have analyzed the information available, along with various scenarios of possible future changes of ownership.  In light of this analysis, our current stock price and daily trading volume, we believe that if no action is taken it is possible that we would undergo a Section 382 “ownership change.”

Although the Board adopted the NOL Rights Plan on March 31, 2009 to assist in protecting the NOLs, we currently do not have the ability to completely restrict transactions that could result in an “ownership change” and there is nothing we can do under the NOL Rights Plan to block the impact of any resulting ownership shift.  The Board believes the best interests of stockholders will be served by adopting provisions that are designed to restrict direct and indirect transfers of our stock if such transfers will affect the percentage of stock that is treated as owned by a 5-percent stockholder.  In addition, the NOL Charter Amendment will include a mechanism to block the impact of a transfer on the ownership shift while allowing purchasers to receive their money back from prohibited purchases.  In order to implement these transfer restrictions, the NOL Charter Amendment must be approved.

The NOL Charter Amendment is contained in a proposed new Article NINTH to our Certificate of Incorporation which is attached as Annex A to this proxy statement and is incorporated by reference herein.  We urge you to read the NOL Charter Amendment in its entirety, as the discussion in this proxy statement is only a summary.  The NOL Charter Amendment will only become effective if approved by the requisite vote of stockholders.

Section 382 Ownership Shift Calculations.

Generally, an “ownership change” can occur through one or more acquisitions by which one or more stockholders, each of whom owns or is deemed to own directly or indirectly 5% or more in value of a corporation’s stock, increase their aggregate percentage ownership by more than 50 percentage points over the lowest percentage of stock owned by such stockholders at any time during the preceding rolling three-year period.  The amount of the increase in the percentage of stock ownership (measured as a percentage of the value of the Company’s outstanding shares rather than voting power) of each 5-percent stockholder is computed separately, and each such increase is then added together with any other such increases to determine whether an “ownership change” has occurred.

For example, if a single investor acquired 50.1% of our stock in a three-year period, an “ownership change” would occur.  Similarly, if ten persons, none of whom owned our stock, each acquired slightly over 5% of our stock within a three-year period (so that such persons owned, in the aggregate, more than 50%), an “ownership change” would occur.

In determining whether an “ownership change” has occurred, the rules of Section 382 are very complex, and are beyond the scope of this summary discussion.  Some of the factors that must be considered in making a Section 382 “ownership change” calculation include the following:

•
All holders who each own less than five percent of a company’s common stock are generally (but not always) treated as a single “5-percent stockholder.”  Transactions in the public markets among stockholders who are not “5-percent stockholders” are generally (but not always) excluded from the calculation.

•
There are several rules regarding the aggregation and segregation of stockholders who otherwise do not qualify as “5-percent stockholders.”  Ownership of stock is generally attributed to its ultimate beneficial owner without regard to ownership by nominees, trusts, corporations, partnerships or other entities.

•
Acquisitions by a person which cause that person to become a “5-percent stockholder” generally result in a five percentage (or more) point change in ownership, regardless of the size of the final purchase(s) that caused the threshold to be exceeded.

•
Certain constructive ownership rules, which generally attribute ownership of stock owned by estates, trusts, corporations, partnerships or other entities to the ultimate indirect individual owner thereof, or to related individuals, are applied in determining the level of stock ownership of a particular stockholder.  Special rules can result in the treatment of options (including warrants) or other similar interests as having been exercised if such treatment would result in an ownership change.

•
The redemption or buyback of shares by an issuer will increase the ownership of any “5-percent stockholders” (including groups of stockholders who are not themselves “5-percent stockholders”) and can contribute to an “ownership change.”  In addition, it is possible that a redemption or buyback of shares could cause a holder of less than 5% to become a “5-percent stockholder,” resulting in a five percentage (or more) point change in ownership.

Description of NOL Charter Amendment

The following is a summary of the proposed NOL Charter Amendment.  This summary is qualified in its entirety by reference to the full text of the proposed transfer restrictions, which is contained in proposed Article NINTH of our Certificate of Incorporation and set forth in the accompanying Annex A. Stockholders are urged to read in their entirety the transfer restrictions set forth in the accompanying Annex A.

Prohibited Transfers.  Subject to certain exceptions pertaining to existing 5-percent stockholders (described below), the transfer restrictions generally will restrict any direct or indirect transfer (such as transfers of stock of the Company that result from the transfer of interests in other entities that own stock of the Company) if the effect would be to:

•	increase the direct or indirect ownership of our stock by any person (or public group) from less than 5% to 5% or more of our common stock;

•	increase the percentage of our common stock owned directly or indirectly by a person (or public group) owning or deemed to own 5% or more of our common stock; or

•	create a new public group.

Transfers included under the transfer restrictions include sales to persons (or public groups) whose resulting percentage ownership (direct or indirect) of common stock would exceed the 5% thresholds discussed above, or to persons whose direct or indirect ownership of common stock would by attribution cause another person (or public group) to exceed such threshold.  Complicated rules of constructive ownership, aggregation, segregation, combination and other common stock ownership rules prescribed by the Code (and related regulations) will apply in determining whether a person or group of persons constitute a 5-percent stockholder under Section 382 and whether less than 5-percent stockholders will be treated as one or more “public groups,” each of which is a 5-percent stockholder under Section 382.  A transfer from one member of the public group to another member of the public group does not increase the percentage of our common stock owned directly or indirectly by the public group and, therefore, such transfers are not restricted.  For purposes of determining the existence and identity of, and the amount of common stock owned by, any stockholder, we will be entitled to rely on the existence or absence of filings with the SEC of Schedules 13D and 13G (or any similar filings) as of any date, subject to our actual knowledge of the ownership of our common stock.  The transfer restrictions will include the right to require a proposed transferee, as a condition to registration of a transfer of common stock, to provide all information reasonably requested regarding such person’s direct and indirect ownership of our common stock.  The transfer restrictions may result in the delay or refusal of certain requested transfers of our common stock.  As a result of these rules, the transfer restrictions could result in prohibiting ownership (thus requiring dispositions) of our common stock as a result of a change in the relationship between two or more persons or entities, or of a transfer of an interest in an entity other than us, such as an interest in an entity that, directly or indirectly, owns our common stock.  The transfer restrictions will also apply to proscribe the creation or transfer of certain “options” (which are broadly defined by Section 382) in respect of our common stock to the extent that, in certain circumstances, creation, transfer or exercise of the option would result in a proscribed level of ownership.

Treatment of Pre-Existing 5-percent Stockholders.  The transfer restrictions will also contain exceptions permitting certain otherwise prohibited transfers by pre-existing 5-percent stockholders.  Pre-existing 5-percent stockholders are:

•	any person or entity who has filed a Schedule 13D or 13G with respect to our common stock on or before the date of adoption of the NOL Charter Amendment; and

•	certain persons and entities with specified ownership interests in the foregoing persons or entities.

Pre-existing 5-percent stockholders will receive the following different treatment under the transfer restrictions.  In contrast to the treatment of persons who become “5-percent stockholders” (as defined in Section 382) after adoption of the NOL Charter Amendment, who will be prohibited from disposing of any shares of common stock without the express consent of the Board, a direct or indirect transfer of shares of common stock by (but not to) a pre-existing 5-percent stockholder will be permitted so long as such a transfer would not:

•	increase the ownership of common stock by any person (other than a public group) to 5% or more of our common stock; or

•	increase the percentage of common stock owned by a person (other than a public group) owning 5% or more of our common stock.

These permitted transfers include transfers to a public group even though the public group becomes a new public group as a result of such transfer and is treated as a 5-percent stockholder under Section 382.  In addition, the transferred shares of common stock must be owned by the pre-existing 5-percent stockholder prior to the date of adoption of the NOL Charter Amendment.  These provisions will permit pre-existing 5-percent stockholders to dispose of shares of common stock owned by them, subject to the conditions above.

Consequences of Prohibited Transfers.  Upon adoption of the transfer restrictions, any direct or indirect transfer attempted in violation of the restrictions would be void as of the date of the purported transfer as to the purported transferee (or, in the case of an indirect transfer, the ownership of the direct owner of common stock would terminate simultaneously with the transfer), and the purported transferee (or in the case of any indirect transfer, the direct owner) would not be recognized as the owner of the shares owned in violation of the restrictions for any purpose, including for purposes of voting and receiving dividends or other distributions in respect of such common stock, or in the case of options, receiving common stock in respect of their exercise. In this proxy statement, common stock purportedly acquired in violation of the transfer restrictions is referred to as “excess stock.”

In addition to the purported transfer being void as of the date of the purported transfer, upon demand, the purported transferee must transfer the excess stock to our agent along with any dividends or other distributions paid with respect to such excess stock.  Our agent is required to sell such excess stock in an arms’ length transaction (or series of transactions) that would not constitute a violation under the transfer restrictions.  The net proceeds of the sale, together with any other distributions with respect to such excess stock received by our agent, after deduction of all costs incurred by the agent, will be distributed first to the purported transferee in an amount, if any, up to the cost (or in the case of gift, inheritance or similar transfer, the fair market value of the excess stock on the date of the violative transfer) incurred by the purported transferee to acquire such excess stock, and the balance of the proceeds, if any, will be distributed to a charitable beneficiary. If the excess stock is sold by the purported transferee, such person will be treated as having sold the excess stock on behalf of the agent, and will be required to remit all proceeds to our agent (except to the extent we grant written permission to the purported transferee to retain an amount not to exceed the amount such person otherwise would have been entitled to retain had our agent sold such shares).

To the extent permitted by law, any stockholder who knowingly violates the transfer restrictions will be liable for any and all damages suffered by us as a result of such violation, including damages resulting from a reduction in or elimination of the ability to utilize the NOLs and any professional fees incurred in connection with addressing such violation.

With respect to any transfer of common stock which does not involve a transfer of “securities” of the Company within the meaning of the General Corporation Law of the State of Delaware but which would cause any 5-percent stockholder to violate the transfer restrictions, the following procedure will apply in lieu of those described above.  In such case, no such 5-percent stockholder shall be required to dispose of any interest that is not a security of the Company, but such 5-percent stockholder and/or any person whose ownership of securities of the Company is attributed to such 5-percent stockholder will be deemed to have disposed of (and will be required to dispose of) sufficient securities, simultaneously with the transfer, to cause such 5-percent stockholder not to be in violation of the transfer restrictions, and such securities will be treated as excess stock to be disposed of through the agent under the provisions summarized above, with the maximum amount payable to such 5-percent stockholder or such other person that was the direct holder of such excess stock from the proceeds of sale by the agent being the fair market value of such excess stock at the time of the prohibited transfer.

Modification and Waiver of Transfer Restrictions.  The Board will have the discretion to approve a transfer of our common stock that would otherwise violate the transfer restrictions if it determines that such transfer is in the Company’s best interests.  If the Board decides to permit a transfer that would otherwise violate the transfer restrictions, that transfer or later transfers may result in an “ownership change” that could limit our use of the NOLs.  In deciding whether to grant a waiver, the Board may seek the advice of counsel and tax experts with respect to the preservation of our federal tax attributes pursuant to Section 382.  In addition, the Board may request relevant information from the acquirer and/or selling party in order to determine compliance with the NOL Charter Amendment or the status of our federal income tax benefits, including an opinion of counsel selected by the Board (the cost of which will be borne by the transferor and/or the transferee) that the transfer will not result in a limitation on the use of the NOLs under Section 382.  In considering a waiver, we expect the Board to consider, such factors, among others, as:

•	the impact of the proposed transfer on our Section 382 shift in ownership percentage;

•	the then existing level of our Section 382 shift in ownership percentage;

•	the timing of the expected “roll-off” of our existing ownership shift;

•	the economic impact of any Section 382 limitation that might result, taking into account factors such as our market capitalization and cash position;

•	the impact on possible future issuances or purchases of our common stock by us; and

•	any changes or expected changes in applicable tax law.

If the Board decides to grant a waiver, it may impose conditions on the acquirer or selling party.

In addition, in the event of a change in law, the Board will be authorized to modify the applicable allowable percentage ownership interest (currently less than 5%) or modify any of the definitions, terms and conditions of the transfer restrictions or to eliminate the transfer restrictions, provided that the Board determines, by adopting a written resolution, that such action is reasonably necessary or advisable to preserve the NOLs or that the continuation of these restrictions is no longer reasonably necessary for such purpose, as applicable. Stockholders of the Company will be notified of any such determination through a filing with the SEC or such other method of notice as the Secretary of the Company shall deem appropriate.

The Board may establish, modify, amend or rescind by-laws, regulations and procedures for purposes of determining whether any transfer of our common stock would jeopardize the Company’s ability to preserve and use the NOLs.

Implementation and Expiration of the NOL Charter Amendment

If the NOL Charter Amendment is approved by our stockholders at the Annual Meeting, we intend to immediately thereafter enforce the restrictions to preserve future use of the NOL assets.  The NOL Charter Amendment would expire on the earlier of (i) the Board’ determination that the NOL Charter Amendment is no longer necessary for the preservation of the NOLs because of the repeal of Section 382 or any successor statute, (ii) the beginning of a taxable year of the Company to which the Board determines that no NOLs may be carried forward or (iii) such date as the Board determines that the NOL Charter Amendment is no longer necessary for the preservation of the NOLs. The Board is also permitted to accelerate or extend the expiration date of the transfer restrictions in the event of a change in the law.

Effectiveness and Enforceability

Although the NOL Charter Amendment is intended to reduce the likelihood of an “ownership change,” we cannot eliminate the possibility that an “ownership change” will occur even if we adopt it:

•
The Board can permit a transfer to an acquirer that results or contributes to an “ownership change” if it determines that such transfer is in the Company’s best interests and will consider the factors discussed earlier.

•
A court could find that part or all of the NOL Charter Amendment is not enforceable, either in general or as to a particular fact situation.  Under the laws of the State of Delaware, our jurisdiction of incorporation, a corporation may provide in its Certificate of Incorporation for restrictions on the transfer of securities for the purpose of maintaining any tax advantage (including operating losses).  Delaware law provides that transfer restrictions with respect to shares of our common stock issued prior to the effectiveness of the restrictions will be effective against (i) stockholders with respect to shares that were voted in favor of this proposal and (ii) purported transferees of shares that were voted for this proposal if (A) the transfer restriction is conspicuously noted on the certificate(s) representing such shares or (B) the transferee had actual knowledge of the transfer restrictions (even absent such conspicuous notation). The Company intends that shares of common stock issued after the effectiveness of the NOL Charter Amendment will be issued with the transfer restriction conspicuously noted on the certificate(s) representing such shares and therefore under Delaware law such newly issued shares will be subject to the transfer restriction.  For the purpose of determining whether a stockholder is subject to the NOL Charter Amendment, we intend to take the position that all shares issued prior to the effectiveness of the NOL Charter Amendment that are proposed to be transferred were voted in favor of the NOL Charter Amendment unless the contrary is established to our satisfaction.  We also intend in certain circumstances to assert the position that stockholders have waived the right to challenge or are estopped from challenging the enforceability of the NOL Charter Amendment, unless a stockholder establishes, to our satisfaction, that such stockholder did not vote in favor of the NOL Charter Amendment.  Nonetheless, a court could find that the provision is unenforceable, either in general or as applied to a particular stockholder or fact situation.

•
Despite the adoption of the NOL Charter Amendment, there would still remain a risk that certain changes in relationships among stockholders or other events would cause an “ownership change” of us and our subsidiaries under Section 382.  We cannot assure you that the NOL Charter Amendment is enforceable under all circumstances, particularly against stockholders who do not vote in favor of this proposal or who do not have notice of the acquisition restrictions at the time they subsequently acquire their shares.  Accordingly, we cannot assure you that an “ownership change” will not occur.  However, the Board has adopted a Section 382 stockholder rights plan (see “Proposal No. 3:  Approval of the NOL Rights Plan”) which is intended to act as a deterrent to any person becoming a 5-percent stockholder and endangering our ability to use the NOLs.

As a result of these and other factors, the NOL Charter Amendment serves to reduce, but does not eliminate, the risk that we will undergo an “ownership change.”  We cannot assure you that upon audit, the IRS would agree that all of the NOLs are allowable.  See “Certain Considerations” for a further discussion of the matters you should consider before voting.

Vote Needed for Approval

Approval of the proposed amendment to our Certificate of Incorporation requires the affirmative vote of the holders of a majority of the outstanding shares of our common stock.  With respect to the vote on the NOL Charter Amendment, the presence, in person or by proxy duly authorized, of the holders of a majority of the shares of common stock outstanding on the record date of April 24, 2009 shall constitute a quorum for the transaction of business.

In determining whether the proposal has received the requisite number of affirmative votes, broker non-votes and abstentions will be counted for purposes of determining whether there is a quorum and will have the same effect as a vote against the proposal.

The NOL Charter Amendment, if approved, would become effective upon the filing of a Certificate of Amendment with the Secretary of State of the State of Delaware, which we expect to accomplish as soon as practicable after approval is obtained.

Recommendation of the Board

THE BOARD UNANIMOUSLY RECOMMENDS THAT STOCKHOLDERS VOTE “FOR” THE NOL CHARTER AMENDMENT.

PROPOSAL NO. 3

APPROVAL OF THE NOL RIGHTS PLAN

The NOL Rights Plan approval proposal is an opportunity for stockholders to approve the Board’ decision to adopt the NOL Rights Plan.  Under the NOL Rights Plan, such approval is required by March 31, 2010, which is one year from the date of effectiveness of the NOL Rights Plan, or the NOL Rights Plan will automatically expire on that date.

The NOL Rights Plan, as it may be amended and restated, is not designed to protect stockholders against the possibility of a hostile takeover.  Instead, it is meant to protect stockholder value by attempting to preserve our ability to use the NOLs.  Please see the discussion under “Proposal No. 2:  The NOL Charter Amendment” for a discussion of the Section 382 limitation on use of NOLs.  Because the transfer restrictions of the NOL Charter Amendment may not be enforceable in all circumstances (as described in “Proposal No. 2:  The NOL Charter Amendment—Effectiveness and Enforceability”) the Board believes it is in the best interest of us and our stockholders to approve the adoption of the NOL Rights Plan.  The Board has unanimously approved the NOL Rights Plan and is unanimously recommending that stockholders approve the plan at the Annual Meeting.

The following description of the NOL Rights Plan is qualified in its entirety by reference to the text of the NOL Rights Plan, which is attached to this proxy statement as Annex B.  You are urged to read carefully the NOL Rights Plan in its entirety as the discussion below is only a summary.

Description of Rights Plan

The NOL Rights Plan is intended to act as a deterrent to any person or group acquiring 4.9% or more of our outstanding common stock (an “Acquiring Person”) without the approval of the Board.  Stockholders who own 4.9% or more of the Company’s outstanding common stock as of the close of business on March 31, 2009 will not trigger the NOL Rights Plan so long as they do not (i) acquire any additional shares of common stock or (ii) fall under 4.9% ownership of common stock and then re-acquire 4.9% or more of the common stock.  The NOL Rights Plan does not exempt any future acquisitions of common stock by such persons.  Any rights held by an Acquiring Person are void and may not be exercised.  The Board may, in its sole discretion, exempt any person or group from being deemed an Acquiring Person for purposes of the NOL Rights Plan.

The Rights.  The Board authorized the issuance of one right per each outstanding share of common stock payable to our stockholders of record as of April 10, 2009.  Subject to the terms, provisions and conditions of the NOL Rights Plan, if the rights become exercisable, each right would initially represent the right to purchase from us one one-thousandth of a share of our Series B Junior Participating Preferred Stock (the “Series B Preferred Stock”) for a purchase price of $8.00 (the “Purchase Price”).  If issued, each fractional share of Series B Preferred Stock would give the stockholder approximately the same dividend, voting and liquidation rights as does one share of common stock.  However, prior to exercise, a right does not give its holder any rights as a stockholder, including without limitation any dividend, voting or liquidation rights.

Exercisability.  The rights will not be exercisable until the earlier of (i) 10 business days after a public announcement by us that a person or group has become an Acquiring Person and (ii) 10 business days after the commencement of a tender or exchange offer by a person or group for 4.9% of the common stock.

We refer to the date that the rights become exercisable as the “Distribution Date.”  Until the Distribution Date, common stock certificates will evidence the rights and may contain a notation to that effect.  Any transfer of shares of common stock prior to the Distribution Date will constitute a transfer of the associated rights.  After the Distribution Date, the rights may be transferred other than in connection with the transfer of the underlying shares of common stock.

After the Distribution Date, each holder of a right, other than rights beneficially owned by any Acquiring Person (which will thereupon become void), will thereafter have the right to receive upon exercise of a right and payment of the Purchase Price, that number of shares of common stock having a market value of two times the Purchase Price.

Exchange.  After the Distribution Date, the Board may exchange the rights (other than rights owned by an Acquiring Person which will have become void), in whole or in part, at an exchange ratio of one share of common stock or a fractional share of Series B Preferred Stock (or of a share of a similar class or series of our preferred stock having similar rights, preferences and privileges) of equivalent value, per right (subject to adjustment).

Expiration.  The rights and the NOL Rights Plan will expire on the earliest of (i) March 31, 2019, (ii) the time at which the rights are redeemed pursuant to the Rights Agreement (as described below), (iii) the time at which the rights are exchanged pursuant to the Rights Agreement, (iv) the Board’ determination that the NOL Charter Amendment is no longer necessary for the preservation of the NOLs because of the repeal of Section 382 or any successor statute, (v) the beginning of a taxable year of the Company to which the Board determines that no tax benefits may be carried forward and (vi) March 31, 2010 if stockholder approval of the NOL Rights Plan has not been obtained.

Redemption.  At any time prior to the time an Acquiring Person becomes such, the Board may redeem the rights in whole, but not in part, at a price of $0.001 per right (the “Redemption Price”).  The redemption of the rights may be made effective at such time, on such basis and with such conditions as the Board in its sole discretion may establish.  Immediately upon any redemption of the rights, the right to exercise the rights will terminate and the only right of the holders of rights will be to receive the Redemption Price.

Anti-Dilution Provisions.  The purchase price of the Series B Preferred Stock, the number of shares of Series B Preferred Stock issuable and the number of outstanding rights are subject to adjustment to prevent dilution that may occur as a result of certain events, including among others, a stock dividend, a stock split or a reclassification of the Series B Preferred Stock or common stock.  No adjustments to the purchase price of less than 1% will be made.

Amendments.  Before the Distribution Date, the Board may amend or supplement the NOL Rights Plan without the consent of the holders of the rights.  After the Distribution Date, the Board may amend or supplement the NOL Rights Plan only to cure an ambiguity, to alter time period provisions, to correct inconsistent provisions, or to make any additional changes to the NOL Rights Plan, but only to the extent that those changes do not impair or adversely affect any rights holder.

Vote Needed for Approval

Approval of the NOL Rights Plan requires the affirmative vote of a majority of the total votes cast on the proposal to approve the NOL Rights Plan.  With respect to the vote on the NOL Rights Plan, the presence, in person or by proxy duly authorized, of the holders of a majority of the shares of common stock outstanding on the record date of April 24, 2009 shall constitute a quorum for the transaction of business.

In determining whether the proposal has received the requisite number of affirmative votes, abstentions and broker non-votes will have no impact on such matter because shares for which the holder abstains from voting or are the subject of broker non-votes are not shares for which votes are cast.  However, both abstentions and broker non-votes will count toward the presence of a quorum.

Recommendation of the Board

THE BOARD UNANIMOUSLY RECOMMENDS THAT STOCKHOLDERS VOTE “FOR” THE APPROVAL OF THE NOL RIGHTS PLAN.

OTHER MATTERS

Whistleblower Policy

The rules of the SEC and Nasdaq requires the Audit Committee to establish formal procedures for (a) the receipt, retention and treatment of complaints received by Youbet regarding accounting, internal accounting controls, or auditing matters, and (b) the submission of concerns regarding questionable accounting or auditing matters by employees of Youbet on a confidential and anonymous basis.

We are committed to achieving compliance with all applicable securities laws and regulations, accounting standards, accounting controls and audit practices.  Accordingly, the Audit Committee regularly reviews Youbet’s “whistleblower” policy and in order to better facilitate the reporting of concerns and complaints, the Audit Committee amended Youbet’s whistleblower policy.  A copy of the amended policy may be found on our website under “Code of Conduct” at http://www.youbet.com/aboutyoubet/investors, or a printed copy can be obtained by writing to Youbet.com, Inc., Secretary, 2600 West Olive Avenue, 5th floor, Burbank, California 91505.

Future Stockholder Proposals

If you wish to submit proposals to be included in Youbet’s 2010 proxy statement, Youbet must receive your proposals on or before December 31, 2009.  Please address your proposals to Youbet’s Secretary at Youbet.com, Inc., 2600 West Olive Avenue, 5th floor, Burbank, California 91505.  Such proposals must meet the requirements set forth in the rules and regulations of the SEC, including Rule 14a-8 under the Exchange Act, in order to be eligible for inclusion in our 2010 proxy materials.

In addition, Youbet’s amended and restated bylaws provide that any stockholder proposals, including nominations of directors, may be considered at a stockholders meeting, only if written notice of the proposal is delivered to Youbet not less than 50 nor more than 90 days in advance of the meeting. Any stockholder wishing to submit a proposal at the 2010 annual meeting should contact the Secretary of Youbet after March 1, 2010 to obtain the actual meeting date and proposal deadlines.  A stockholder’s notice to Youbet with respect to proposals for a meeting shall set forth as to each matter the stockholder proposes to bring before the meeting:

•	a brief description of the business to be brought before the meeting and the reasons for conducting such business at the meeting;

•	the stockholder’s name and address as they appear on Youbet’s books;

•	the class and number of shares of common stock that are owned beneficially or of record by such stockholder;

•
a description of all arrangements or understandings between such stockholder and any other person or persons (including their names) in connection with the proposal of such business by such stockholder and any material interest of such stockholder in such business; and

•	a representation that such stockholder intends to appear in person or by proxy at the meeting to bring such business before the meeting.

For the procedural requirements for stockholders submitting director nominees for consideration, see “Information About the Board of Directors and Board Committees” and “Committees of the Board of Directors—Nominating and Corporate Governance Committee” above.

Householding of Special Meeting Materials

Some banks, brokers and other nominee recordholders may be participating in the practice of “householding” proxy statement and annual reports.  This means that only one copy of this notice and proxy statement may have been sent to multiple stockholders in your household. If you would prefer to receive separate copies of a proxy statement or annual report either now or in the future, please contact your bank, broker or other nominee.  Upon written or oral request to the Secretary at Youbet.com, Inc., 2600 West Olive Avenue, 5th floor, Burbank, California 91505, 818-668-2100, we will provide a separate copy of our annual report on Form 10-K and proxy statement.  In addition, stockholders sharing an address can request delivery of a single copy of annual reports or proxy statement if you are receiving multiple copies upon written or oral request to the Secretary at the address and telephone number stated above.

By Order of the Board of Directors,

/s/ Daniel Perini
Daniel Perini
Corporate Secretary and General Counsel

Burbank, California
April 30,  2009

Annex A

AMENDMENT TO

CERTIFICATE OF INCORPORATION

NINTH: RESTRICTIONS ON TRANSFERS

9.1           DEFINITIONS.  As used in this Article NINTH, the following capitalized terms have the following meanings when used herein with initial capital letters (and any references to any portions of Treasury Regulation § 1.382-2T shall include any successor provisions):

“5-percent Transaction” means any Transfer described in clause (a) or (b) of Section 9.2.

“5-percent Stockholder” means a Person or group of Persons that is a “5-percent shareholder” of the Corporation pursuant to Treasury Regulation § 1.382-2T(g).

“Agent” has the meaning set forth in Section 9.5.

“Board of Directors” or “Board” means the board of directors of the Corporation.

“Code” means the United States Internal Revenue Code of 1986, as amended from time to time, and the rulings issued thereunder.

“Common Stock” means any interest in Common Stock, par value $0.001 per share, of the Corporation that would be treated as “stock” of the Corporation pursuant to Treasury Regulation § 1.382-2T(f)(18).

“Corporation Security” or “Corporation Securities” means (i) shares of Common Stock, (ii) shares of Preferred Stock (other than preferred stock described in Section 1504(a)(4) of the Code), (iii) warrants, rights, or options (including options within the meaning of Treasury Regulation § 1.382-2T(h)(4)(v)) to purchase Securities of the Corporation, and (iv) any Stock.

“Effective Date” means the date of filing of this Certificate of Amendment of Certificate of Incorporation of the Corporation with the Secretary of State of the State of Delaware.

“Excess Securities” has the meaning given such term in Section 9.4.

“Expiration Date” means the earlier of (i) the repeal of Section 382 of the Code or any successor statute if the Board of Directors determines that this Article NINTH is no longer necessary for the preservation of Tax Benefits, (ii) the beginning of a taxable year of the Corporation to which the Board of Directors determines that no Tax Benefits may be carried forward or (iii) such date as the Board of Directors shall fix in accordance with Section 9.12 of this Article NINTH.

“Percentage Stock Ownership” means the percentage Stock Ownership interest of any Person or group (as the context may require) for purposes of Section 382 of the Code as determined in accordance with the Treasury Regulation § 1.382-2T(g), (h), (j) and (k) or any successor provision.

“Person” means any individual, firm, corporation, partnership, limited liability company or other legal entity, and includes any successor (by merger or otherwise) of such entity; provided, however, that a Person shall not mean a Public Group.

“Pre-existing 5-percent Stockholder” means (i) any Person that has filed a Schedule 13D or 13G with respect to the Corporation on or before the Effective Date and (ii) any “5-percent owner” or “higher tier entity” of any Person described in clause (i) within the meaning of Treasury Regulation § 1.382-2T(f)(10) and 1.382-2T(f)(14).

“Prohibited Distributions” means any and all dividends or other distributions paid by the Corporation with respect to any Excess Securities received by a Purported Transferee.

“Prohibited Transfer” means any Transfer or purported Transfer of Corporation Securities to the extent that such Transfer is prohibited and/or void under this Article NINTH.

“Public Group” has the meaning set forth in Treasury Regulation § 1.382-2T(f)(13).

“Purported Transferee” has the meaning set forth in Section 9.4.

“Securities” and “Security” each has the meaning set forth in Section 9.7.

“Stock” means any interest that would be treated as “stock” of the Corporation pursuant to Treasury Regulation § 1.382-2T(f)(18).

“Stock Ownership” means any direct or indirect ownership of Stock, including any ownership by virtue of application of constructive ownership rules, with such direct, indirect, and constructive ownership determined under the provisions of Section 382 of the Code and the regulations thereunder.

“Tax Benefits” means the net operating loss carryforwards, capital loss carryforwards, general business credit carryforwards, alternative minimum tax credit carryforwards and foreign tax credit carryforwards, as well as any loss or deduction attributable to a “net unrealized built-in loss” of the Corporation or any direct or indirect subsidiary thereof, within the meaning of Section 382 of the Code.

“Transfer” means, any direct or indirect sale, transfer, assignment, conveyance, pledge or other disposition or other action taken by a person, other than the Corporation, that alters the Percentage Stock Ownership of any Person or group.  A Transfer also shall include the creation or grant of an option (including an option within the meaning of Treasury Regulation § 1.382-2T(h)(4)(v)).  For the avoidance of doubt, a Transfer shall not include the creation or grant of an option by the Corporation, nor shall a Transfer include the issuance of Stock by the Corporation.

“Transferee” means any Person to whom Corporation Securities are Transferred.

“Treasury Regulations” means the regulations, including temporary regulations or any successor regulations promulgated under the Code, as amended from time to time.

9.2           TRANSFER AND OWNERSHIP RESTRICTIONS.  In order to preserve the Tax Benefits, from and after the Effective Date of this Article NINTH any attempted Transfer of Corporation Securities prior to the Expiration Date and any attempted Transfer of Corporation Securities pursuant to an agreement entered into prior to the Expiration Date, shall be prohibited and void ab initio (a) if the transferor is a 5-percent Stockholder or (b) to the extent that, as a result of such Transfer (or any series of Transfers of which such Transfer is a part), either (1) any Person or group of Persons would become a 5-percent Stockholder or (2) the Percentage Stock Ownership in the Corporation of any 5-percent Stockholder would be increased.

9.3           EXCEPTIONS.

(a)           Notwithstanding anything to the contrary herein, if a Transfer by (but not to) a Pre-existing 5-percent Stockholder otherwise would be prohibited by Section 9.2, such Transfer shall not be prohibited under Section 9.2 if both of the following conditions are met: (i) such Transfer does not increase the Percentage Stock Ownership of any 5-percent Stockholder or create a new 5-percent Stockholder, in each case other than a Public Group (including a new Public Group created under Treasury Regulation § 1.382-2T(j)(3)(i)), and (ii) the Stock that is the subject of the Transfer was acquired by such Pre-existing 5-percent Stockholder prior to the Effective Date.

(b)           The restrictions set forth in Section 9.2 shall not apply to an attempted Transfer that is a 5-percent Transaction if the transferor or the Transferee obtains the written approval of the Board of Directors or a duly authorized committee thereof.  As a condition to granting its approval pursuant to this Section 9.3, the Board of Directors, may, in its sole discretion, require (at the expense of the transferor and/or the Transferee) an opinion of counsel selected by the Board of Directors that the Transfer shall not result in the application of any Section 382 of the Code limitation on the use of the Tax Benefits; provided that the Board may grant such approval notwithstanding the effect of such approval on the Tax Benefits if it determines that the approval is or is reasonably likely to be in the best interests of the Corporation. The Board of Directors may impose such conditions, if any, that it deems reasonable and appropriate in connection with such approval, including, without limitation, restrictions on the ability of any Transferee to Transfer Stock acquired through a Transfer.  Approvals of the Board of Directors hereunder may be given prospectively or retroactively.  The Board of Directors, to the fullest extent permitted by law, may exercise the authority granted by this Article NINTH through duly authorized officers or agents of the Corporation.  Nothing in this Section 9.3 shall be construed to limit or restrict the Board of Directors in the exercise of its fiduciary duties under applicable law.

9.4           EXCESS SECURITIES.

(a)           No employee or agent of the Corporation shall record any Prohibited Transfer, and the purported transferee of such a Prohibited Transfer (the “Purported Transferee”) shall not be recognized as a stockholder of the Corporation for any purpose whatsoever in respect of the Corporation Securities which are the subject of the Prohibited Transfer (the “Excess Securities”).  Until the Excess Securities are acquired by another person in a Transfer that is not a Prohibited Transfer, the Purported Transferee shall not be entitled with respect to such Excess Securities to any rights of stockholders of the Corporation, including, without limitation, the right to vote such Excess Securities and to receive dividends or distributions, whether liquidating or otherwise, in respect thereof, if any, and the Excess Securities shall be deemed to remain with the transferor unless and until the Excess Securities are transferred to the Agent pursuant to Section 9.5 or until an approval is obtained under Section 9.3(b). After the Excess Securities have been acquired in a Transfer that is not a Prohibited Transfer, the Corporation Securities shall cease to be Excess Securities.  For this purpose, any Transfer of Excess Securities not in accordance with the provisions of this Section 9.4 or Section 9.5 shall also be a Prohibited Transfer.

(b)           The Corporation may require as a condition to the registration of the Transfer of any Corporation Securities or the payment of any distribution on any Corporation Securities that the proposed Transferee or payee furnish to the Corporation all information reasonably requested by the Corporation with respect to all of the direct or indirect ownership interests in such Corporation Securities.  The Corporation may make such arrangements or issue such instructions to its stock transfer agent as may be determined by the Board of Directors to be necessary or advisable to implement this Article NINTH, including, without limitation, authorizing such transfer agent to require an affidavit from a Purported Transferee regarding such Person’s actual and constructive ownership of stock and other evidence that a Transfer will not be prohibited by this Article NINTH as a condition to registering any transfer.

9.5           TRANSFER TO AGENT.  If the Board of Directors determines that a Transfer of Corporation Securities constitutes a Prohibited Transfer then, upon written demand by the Corporation sent within thirty days of the date on which the Board of Directors determines that the attempted Transfer would result in Excess Securities, the Purported Transferee shall transfer or cause to be transferred any certificate or other evidence of ownership of the Excess Securities within the Purported Transferee’s possession or control, together with any Prohibited Distributions, to an agent designated by the Board of Directors (the “Agent”). The Agent shall thereupon sell to a buyer or buyers, which may include the Corporation, the Excess Securities transferred to it in one or more arm’s-length transactions (on the public securities market on which such Excess Securities are traded, if possible, or otherwise privately); provided, however, that any such sale must not constitute a Prohibited Transfer and provided, further, that the Agent shall effect such sale or sales in an orderly fashion and shall not be required to effect any such sale within any specific time frame if, in the Agent’s discretion, such sale or sales would disrupt the market for the Corporation Securities or otherwise would adversely affect the value of the Corporation Securities. If the Purported Transferee has resold the Excess Securities before receiving the Corporation’s demand to surrender Excess Securities to the Agent, the Purported Transferee shall be deemed to have sold the Excess Securities for the Agent, and shall be required to transfer to the Agent any Prohibited Distributions and proceeds of such sale, except to the extent that the Corporation grants written permission to the Purported Transferee to retain a portion of such sales proceeds not exceeding the amount that the Purported Transferee would have received from the Agent pursuant to Section 9.6 if the Agent rather than the Purported Transferee had resold the Excess Securities.

9.6           APPLICATION OF PROCEEDS AND PROHIBITED DISTRIBUTIONS.  The Agent shall apply any proceeds of a sale by it of Excess Securities and, if the Purported Transferee has previously resold the Excess Securities, any amounts received by it from a Purported Transferee, together, in either case, with any Prohibited Distributions, as follows: (a) first, such amounts shall be paid to the Agent to the extent necessary to cover all of its costs and expenses incurred in connection with its duties hereunder; (b) second, any remaining amounts shall be paid to the Purported Transferee, up to the amount paid by the Purported Transferee for the Excess Securities (or the fair market value at the time of the Transfer, in the event the purported Transfer of the Excess Securities was, in whole or in part, a gift, inheritance or similar Transfer) which amount shall be determined at the sole discretion of the Board of Directors; and (c) third, any remaining amounts shall be paid to one or more organizations qualifying under section 501(c)(3) of the Code (or any comparable successor provision) selected by the Board of Directors. The Purported Transferee of Excess Securities shall have no claim, cause of action or any other recourse whatsoever against any transferor of Excess Securities.  The Purported Transferee’s sole right with respect to such shares shall be limited to the amount payable to the Purported Transferee pursuant to this Section 9.6.  In no event shall the proceeds of any sale of Excess Securities pursuant to this Section 9.6 inure to the benefit of the Corporation or the Agent, except to the extent used to cover costs and expenses incurred by Agent in performing its duties hereunder.

9.7           MODIFICATION OF REMEDIES FOR CERTAIN INDIRECT TRANSFERS.  In the event of any Transfer which does not involve a transfer of securities of the Corporation within the meaning of Delaware law (“Securities,” and individually, a “Security”) but which would cause a 5-percent Stockholder to violate a restriction on Transfers provided for in this Article NINTH, the application of Section 9.5 and Section 9.6 shall be modified as described in this Section 9.7.  In such case, no such 5-percent Stockholder shall be required to dispose of any interest that is not a Security, but such 5-percent Stockholder and/or any Person whose ownership of Securities is attributed to such 5-percent Stockholder shall be deemed to have disposed of and shall be required to dispose of sufficient Securities (which Securities shall be disposed of in the inverse order in which they were acquired) to cause such 5-percent Stockholder, following such disposition, not to be in violation of this Article NINTH. Such disposition shall be deemed to occur simultaneously with the Transfer giving rise to the application of this provision, and such number of Securities that are deemed to be disposed of shall be considered Excess Securities and shall be disposed of through the Agent as provided in Sections 9.5 and 9.6, except that the maximum aggregate amount payable either to such 5-percent Stockholder, or to such other Person that was the direct holder of such Excess Securities, in connection with such sale shall be the fair market value of such Excess Securities at the time of the purported Transfer. All expenses incurred by the Agent in disposing of such Excess Stock shall be paid out of any amounts due such 5-percent Stockholder or such other Person.  The purpose of this Section 9.7 is to extend the restrictions in Sections 9.2 and 9.5 to situations in which there is a 5-percent Transaction without a direct Transfer of Securities, and this Section 9.7, along with the other provisions of this Article NINTH, shall be interpreted to produce the same results, with differences as the context requires, as a direct Transfer of Corporation Securities.

9.8           LEGAL PROCEEDINGS; PROMPT ENFORCEMENT.  If the Purported Transferee fails to surrender the Excess Securities or the proceeds of a sale thereof to the Agent within thirty days from the date on which the Corporation makes a written demand pursuant to Section 9.5 (whether or not made within the time specified in Section 9.5), then the Corporation shall promptly take all cost effective actions which it believes are appropriate to enforce the provisions hereof, including the institution of legal proceedings to compel the surrender.  Nothing in this Section 9.8 shall (a) be deemed inconsistent with any Transfer of the Excess Securities provided in this Article NINTH being void ab initio, (b) preclude the Corporation in its discretion from immediately bringing legal proceedings without a prior demand or (c) cause any failure of the Corporation to act within the time periods set forth in Section 9.5 to constitute a waiver or loss of any right of the Corporation under this Article NINTH.  The Board of Directors may authorize such additional actions as it deems advisable to give effect to the provisions of this Article NINTH.

9.9           LIABILITY.  To the fullest extent permitted by law, any stockholder subject to the provisions of this Article NINTH who knowingly violates the provisions of this Article NINTH and any Persons controlling, controlled by or under common control with such stockholder shall be jointly and severally liable to the Corporation for, and shall indemnify and hold the Corporation harmless against, any and all damages suffered as a result of such violation, including but not limited to damages resulting from a reduction in, or elimination of, the Corporation’s ability to utilize its Tax Benefits, and attorneys’ and auditors’ fees incurred in connection with such violation.

9.10           OBLIGATION TO PROVIDE INFORMATION.  As a condition to the registration of the Transfer of any Stock, any Person who is a beneficial, legal or record holder of Stock, and any proposed Transferee and any Person controlling, controlled by or under common control with the proposed Transferee, shall provide such information as the Corporation may request from time to time in order to determine compliance with this Article NINTH or the status of the Tax Benefits of the Corporation.

9.11           LEGENDS.  The Board of Directors may require that any certificates issued by the Corporation evidencing ownership of shares of Stock that are subject to the restrictions on transfer and ownership contained in this Article NINTH bear the following legend:

“THE CERTIFICATE OF INCORPORATION, AS AMENDED (THE “CERTIFICATE OF INCORPORATION”), OF THE CORPORATION CONTAINS RESTRICTIONS PROHIBITING THE TRANSFER (AS DEFINED IN THE CERTIFICATE OF INCORPORATION) OF COMMON STOCK OF THE CORPORATION (INCLUDING THE CREATION OR GRANT OF CERTAIN OPTIONS, RIGHTS AND WARRANTS) WITHOUT THE PRIOR AUTHORIZATION OF THE BOARD OF DIRECTORS OF THE CORPORATION (THE “BOARD OF DIRECTORS”) IF SUCH TRANSFER AFFECTS THE PERCENTAGE OF STOCK OF THE CORPORATION (WITHIN THE MEANING OF SECTION 382 OF THE INTERNAL REVENUE CODE OF 1986, AS AMENDED (THE “CODE”) AND THE TREASURY REGULATIONS PROMULGATED THEREUNDER), THAT IS TREATED AS OWNED BY A FIVE PERCENT SHAREHOLDER UNDER THE CODE AND SUCH REGULATIONS. IF THE TRANSFER RESTRICTIONS ARE VIOLATED, THEN THE TRANSFER WILL BE VOID AB INITIO AND THE PURPORTED TRANSFEREE OF THE STOCK WILL BE REQUIRED TO TRANSFER EXCESS SECURITIES (AS DEFINED IN THE CERTIFICATE OF INCORPORATION) TO THE CORPORATION’S AGENT.  IN THE EVENT OF A TRANSFER WHICH DOES NOT INVOLVE SECURITIES OF THE CORPORATION WITHIN THE MEANING OF THE GENERAL CORPORATION LAW OF THE STATE OF DELAWARE (“SECURITIES”) BUT WHICH WOULD VIOLATE THE TRANSFER RESTRICTIONS, THE PURPORTED TRANSFEREE (OR THE RECORD OWNER) OF THE SECURITIES WILL BE REQUIRED TO TRANSFER SUFFICIENT SECURITIES PURSUANT TO THE TERMS PROVIDED FOR IN THE CORPORATION’S CERTIFICATE OF INCORPORATION TO CAUSE THE FIVE PERCENT STOCKHOLDER TO NO LONGER BE IN VIOLATION OF THE TRANSFER RESTRICTIONS. THE CORPORATION WILL FURNISH WITHOUT CHARGE TO THE HOLDER OF RECORD OF THIS CERTIFICATE A COPY OF THE CERTIFICATE OF INCORPORATION, CONTAINING THE ABOVE-REFERENCED TRANSFER RESTRICTIONS, UPON WRITTEN REQUEST TO THE CORPORATION AT ITS PRINCIPAL PLACE OF BUSINESS.”

The Board of Directors may also require that any certificates issued by the Corporation evidencing ownership of shares of Stock that are subject to conditions imposed by the Board of Directors under Section 9.3 of this Article NINTH also bear a conspicuous legend referencing the applicable restrictions.

9.12           AUTHORITY OF BOARD OF DIRECTORS.

(a)           The Board of Directors shall have the power to determine all matters necessary for assessing compliance with this Article NINTH, including, without limitation, (i) the identification of 5-percent Stockholders, (ii) whether a Transfer is a 5-percent Transaction or a Prohibited Transfer, (iii) the Percentage Stock Ownership in the Corporation of any 5-percent Stockholder, (iv) whether an instrument constitutes a Corporation Security, (v) the amount (or fair market value) due to a Purported Transferee pursuant to Section 9.6, and (vi) any other matters which the Board of Directors determines to be relevant; and the good faith determination of the Board of Directors on such matters shall be conclusive and binding for all the purposes of this Article NINTH. In addition, the Board of Directors may, to the extent permitted by law, from time to time establish, modify, amend or rescind by-laws, regulations and procedures of the Corporation not inconsistent with the provisions of this Article NINTH for purposes of determining whether any Transfer of Corporation Securities would jeopardize the Corporation’s ability to preserve and use the Tax Benefits and for the orderly application, administration and implementation of this Article NINTH.

(b)           Nothing contained in this Article NINTH shall limit the authority of the Board of Directors to take such other action to the extent permitted by law as it deems necessary or advisable to protect the Corporation and its stockholders in preserving the Tax Benefits.  Without limiting the generality of the foregoing, in the event of a change in law making one or more of the following actions necessary or desirable, the Board of Directors may, by adopting a written resolution, (i) accelerate or extend the Expiration Date, (ii) modify the ownership interest percentage in the Corporation or the Persons or groups covered by this Article NINTH, (iii) modify the definitions of any terms set forth in this Article NINTH or (iv) modify the terms of this Article NINTH as appropriate, in each case, in order to prevent an ownership change for purposes of Section 382 of the Code as a result of any changes in applicable Treasury Regulations or otherwise; provided, however, that the Board of Directors shall not cause there to be such acceleration, extension or modification unless it determines, by adopting a written resolution, that such action is reasonably necessary or advisable to preserve the Tax Benefits or that the continuation of these restrictions is no longer reasonably necessary for the preservation of the Tax Benefits. Stockholders of the Corporation shall be notified of such determination through a filing with the Securities and Exchange Commission or such other method of notice as the Secretary of the Corporation shall deem appropriate.

(c)           In the case of an ambiguity in the application of any of the provisions of this Article NINTH, including any definition used herein, the Board of Directors shall have the power to determine the application of such provisions with respect to any situation based on its reasonable belief, understanding or knowledge.  In the event this Article NINTH requires an action by the Board of Directors but fails to provide specific guidance with respect to such action, the Board of Directors shall have the power to determine the action to be taken so long as such action is not contrary to the provisions of this Article NINTH.  All such actions, calculations, interpretations and determinations which are done or made by the Board of Directors in good faith shall be conclusive and binding on the Corporation, the Agent, and all other parties for all other purposes of this Article NINTH.  The Board of Directors may delegate all or any portion of its duties and powers under this Article NINTH to a committee of the Board of Directors as it deems necessary or advisable and, to the fullest extent permitted by law, may exercise the authority granted by this Article NINTH through duly authorized officers or agents of the Corporation.  Nothing in this Article NINTH shall be construed to limit or restrict the Board of Directors in the exercise of its fiduciary duties under applicable law.

9.13           RELIANCE.  To the fullest extent permitted by law, the Corporation and the members of the Board of Directors shall be fully protected in relying in good faith upon the information, opinions, reports or statements of the chief executive officer, the chief financial officer, the chief accounting officer or the corporate controller of the Corporation or of the Corporation’s legal counsel, independent auditors, transfer agent, investment bankers or other employees and agents in making the determinations and findings contemplated by this Article NINTH, and the members of the Board of Directors shall not be responsible for any good faith errors made in connection therewith. For purposes of determining the existence and identity of, and the amount of any Corporation Securities owned by any stockholder, the Corporation is entitled to rely on the existence and absence of filings of Schedule 13D or 13G under the Securities and Exchange Act of 1934, as amended (or similar filings), as of any date, subject to its actual knowledge of the ownership of Corporation Securities.

9.14           BENEFITS OF THIS ARTICLE NINTH.  Nothing in this Article NINTH shall be construed to give to any Person other than the Corporation or the Agent any legal or equitable right, remedy or claim under this Article NINTH.  This Article NINTH shall be for the sole and exclusive benefit of the Corporation and the Agent.

9.15           SEVERABILITY.  The purpose of this Article NINTH is to facilitate the Corporation’s ability to maintain or preserve its Tax Benefits.  If any provision of this Article NINTH or the application of any such provision to any Person or under any circumstance shall be held invalid, illegal or unenforceable in any respect by a court of competent jurisdiction, such invalidity, illegality or unenforceability shall not affect any other provision of this Article NINTH.

9.16           WAIVER.  With regard to any power, remedy or right provided herein or otherwise available to the Corporation or the Agent under this Article NINTH, (1) no waiver will be effective unless expressly contained in a writing signed by the waiving party; and (2) no alteration, modification or impairment will be implied by reason of any previous waiver, extension of time, delay or omission in exercise, or other indulgence.

Annex B

RIGHTS AGREEMENT

dated as of

March 31, 2009

Between

YOUBET.COM, INC.

And

AMERICAN STOCK TRANSFER & TRUST COMPANY LLC

Rights Agent

EXHIBITS

Exhibit A:	Form of Certificate of Designation of Series B Junior Participating Preferred Stock	B-26
Exhibit B:	Form of Rights Certificate	B-31
Exhibit C:	Summary of Rights	B-39

RIGHTS AGREEMENT

RIGHTS AGREEMENT, dated as of March 31, 2009 (the “Agreement”), between Youbet.com, Inc., a Delaware corporation (the “Company”), and American Stock Transfer & Trust Company LLC, a New York limited liability trust company (the “Rights Agent”).

W I T N E S S E T H

WHEREAS, on March 31, 2009 (the “Rights Dividend Declaration Date”), the Board of Directors of the Company (the “Board”) authorized and declared a dividend distribution of one right (a “Right”) for each share of common stock, par value $0.001 per share, of the Company (the “Common Stock”) outstanding at the Close of Business (as hereinafter defined) on April 10, 2009 (the “Record Date”), each Right initially representing the right to purchase one one-thousandth of a share of Preferred Stock (as hereinafter defined) of the Company, upon the terms and subject to the conditions hereinafter set forth, and further authorized and directed the issuance of one Right (subject to adjustment as provided herein) with respect to each share of Common Stock issued or delivered by the Company (whether originally issued or delivered from the Company’s treasury) after the Record Date but prior to the earlier of the Distribution Date (as hereinafter defined) and the Expiration Date (as hereinafter defined) or as provided in Section 21.

NOW, THEREFORE, in consideration of the mutual agreements herein set forth, the parties hereby agree as follows:

1.    Certain Definitions

For purposes of this Agreement, the following terms shall have the meanings indicated:

(a)           “Acquiring Person” shall mean any Person (other than the Company, any Related Person or any Exempt Person) that has become, in itself or, together with all Affiliates and Associates of such Person, the Beneficial Owner of 4.9% or more of the shares of Common Stock then-outstanding, provided, however, that any Person who would otherwise qualify as an Acquiring Person as of the Close of Business on the Rights Dividend Declaration Date will not be deemed to be an Acquiring Person for any purpose of this Agreement on and after such date unless and until such time as such stockholder acquires the beneficial ownership of one additional share of Common Stock, and provided, further, that a Person will not be deemed to have become an Acquiring Person solely as a result of (i) a reduction in the number of shares of Common Stock outstanding, (ii) the grant or exercise of any options, warrants, rights or similar interests (including restricted stock) granted by the Company to its directors, officers and employees, (iii) any unilateral grant of any security by the Company, or (iv) an Exempt Transaction, unless and until such time as such stockholder acquires the beneficial ownership of one additional share of Common Stock. The Board shall not make any determination with respect to a potential Acquiring Person until five (5) Business Days after the date on which all Board members first received notice of the change of beneficial ownership at issue.  Notwithstanding the foregoing, the Board may, in its sole discretion, determine that any Person shall not be deemed to be an “Acquiring Person” for any purposes of this Agreement.

(b)           “Act” shall mean the Securities Act of 1933, as amended.

(c)           “Affiliate” and “Associate” shall have the respective meanings ascribed to such terms in Rule 12b-2 of the General Rules and Regulations under the Exchange Act as in effect on the date of this Agreement, and to the extent not included within the foregoing clause of this Section 1(c), shall also include, with respect to any Person, any other Person (whether or not a Related Person or an Exempt Person) whose shares of Common Stock would be deemed constructively owned by such first Person, owned by a single “entity” as defined in Section 1.382-3(a)(1) of the Treasury Regulations, or otherwise aggregated with shares owned by such first Person pursuant to the provisions of the Code, or any successor provision or replacement provision, and the Treasury Regulations thereunder, provided, however, that a Person shall not be deemed to be the Affiliate or Associate of another Person solely because either or both Persons are or were executive officers or directors of the Company.

(d)           “Agreement” shall have the meaning set forth in the preamble of this Agreement.

(e)           “Authorized Officer” shall mean the Chief Executive Officer, President, any Vice President, the Treasurer or the Secretary of the Company.

(f)           A Person shall be deemed the “Beneficial Owner” of, and to “beneficially own” any securities:

(i)           which such Person or any of such Person’s Affiliates or Associates, directly or indirectly, has the right to acquire (whether such right is exercisable immediately or only after the passage of time) pursuant to any agreement, arrangement or understanding (whether or not in writing) or upon the exercise of conversion rights, exchange rights, warrants, options, or other rights (in each case, other than upon exercise or exchange of the Rights); provided, however, that a Person shall not be deemed the “Beneficial Owner” of, or to “beneficially own” securities (including rights, options or warrants) which are convertible or exchangeable into Common Stock until such time as the convertible or exchangeable securities are exercised and converted or exchanged into Common Stock except to the extent the acquisition or transfer of such rights, options or warrants would be treated as exercised on the date of its acquisition or transfer under Section 1.382-4(d) of the Treasury Regulations; and, provided further, however, that a Person shall not be deemed the Beneficial Owner of, or to beneficially own securities tendered pursuant to a tender or exchange offer made by such Person or any of such Person’s Affiliates or Associates until such tendered securities are accepted for purchase or exchange;

(ii)          which such Person or any of such Person’s Affiliates or Associates, directly or indirectly, has or shares the right to vote or dispose of, or has “beneficial ownership” of (as defined under Rule 13d-3 of the General Rules and Regulations under the Exchange Act), including pursuant to any agreement, arrangement or understanding (whether or not in writing), but only if the effect of such agreement, arrangement or understanding is to treat such Persons as an “entity” under Section 1.382-3(a)(1) of the Treasury Regulations, or

(iii)        which any other person is the Beneficial Owner, if such Person or any of such Person’s Affiliates or Associates has any agreement, arrangement or understanding (whether or not in writing) with such other Person (or any of such other Person’s Affiliates or Associates) with respect to acquiring, holding, voting or disposing of any securities of the Company, but only if the effect of such agreement, arrangement or understanding is to treat such Persons as an “entity” under Section 1.382-3(a)(1) of the Treasury Regulations;

provided, however, that a Person shall not be deemed the “Beneficial Owner” of, or to “beneficially own” any security (A) if such Person has the right to vote such security pursuant to an agreement, arrangement or understanding (whether or not in writing) which (1) arises solely from a revocable proxy given to such Person in response to a public proxy or consent solicitation made pursuant to, and in accordance with, the applicable rules and regulations of the Exchange Act and (2) is not also then reportable on Schedule 13D under the Exchange Act (or any comparable or successor report), or (B) if such beneficial ownership arises solely as a result of such Person’s status as a “clearing agency,” as defined in Section 3(a)(23) of the Exchange Act; provided further, however, that nothing in this Section 1(f) shall cause a Person engaged in business as an underwriter of securities or member of a selling to group to be the Beneficial Owner of, or to “beneficially own,” any securities acquired through such Person’s participation in good faith in an underwriting syndicate until the expiration of 40 calendar days after the date of such acquisition, or such later date as the directors of the Company may determine in any specific case. Notwithstanding anything herein to the contrary, to the extent not within the foregoing provisions of this Section 1(f), a Person shall be deemed the “Beneficial Owner” of and shall be deemed to “beneficially own” or have “beneficial ownership” of, securities which such Person would be deemed to constructively own or which otherwise would be aggregated with shares owned by such pursuant to Section 382 of the Code, or any successor provision or replacement provision and the Treasury Regulations thereunder.

(g)          “Board” shall mean the Board of Directors of the Company.

(h)          “Business Day” shall mean any day other than a Saturday, Sunday or a day on which banking institutions in the State of New York (or such other state in which the principal office of the Rights Agent may be located) are authorized or obligated by law or executive order to close.

(i)          “Close of Business” on any given date shall mean 5:00 P.M., New York City time, on such date; provided, however, that if such date is not a Business Day, it shall mean 5:00 P.M., New York City time, on the next succeeding Business Day.

(j)           “Code” shall mean the Internal Revenue Code of 1986, as amended.

(k)          “Common Stock” shall have the meaning set forth in the preamble of this Agreement.

(l)           “Company” shall have the meaning set forth in the preamble of this Agreement.

(m)         “Company’s Certificate of Incorporation” shall mean the Certificate of Incorporation of the Company, as amended.

(n)          “Current Per Share Market Price” shall have the meaning set forth in Section 11(d)(i) or Section 11(d)(ii) hereof, as applicable.

(o)          “Current Value” shall have the meaning set forth in Section 11(a)(iii) hereof.

(p)           “Distribution Date” shall mean the earliest of (i) the Close of Business on the tenth Business Day after the Stock Acquisition Date or (ii) the Close of Business on the tenth Business Day (or, unless the Distribution Date shall have previously occurred, such later date as may be specified by the Board of Directors of the Company) after the commencement of a tender or exchange offer by any Person (other than the Company, any Related Person or any Exempt Person), if upon the consummation thereof such Person would be the Beneficial Owner of 4.9% or more of the then-outstanding Common Stock.

(q)           “Equivalent Preferred Stock” shall have the meaning set forth in Section 11(b) hereof.

(r)           “Exchange Act” shall mean the Securities Exchange Act of 1934, as amended.

(s)           “Exchange Ratio” shall have the meaning set forth in Section 23(a) hereof

(t)           “Exempt Person” shall mean (i) a Person whose Beneficial Ownership (together with all Affiliates and Associates of such Person) of 4.9% or more of the then-outstanding Common Stock would not, as determined by the Board in its sole discretion, jeopardize or endanger the availability to the Company of its NOLs and (ii) any Person that beneficially owns, as of the Rights Dividend Declaration Date, 4.9% or more of the outstanding shares of Common Stock, provided, however, that, with respect to clause (ii) of this paragraph, any such Person shall only be deemed to be an Exempt Person for so long as it beneficially owns no more than the amount of Common Stock it owned on the Rights Dividend Declaration Date; and provided, further, that, with respect to clauses (i) and (ii) of this paragraph, any Person shall cease to be an Exempt Person as of the date that such Person ceases to beneficially own 4.9% or more of the shares of the then outstanding Common Stock. Additionally, a Person shall cease to be an Exempt Person if the Board, in its sole discretion, makes a contrary determination with respect to the effect of such Person’s Beneficial Ownership (together with all Affiliates and Associates of such Person) with respect to the availability to the Company of its NOLs.

(u)           “Exempt Transaction” shall mean any transaction that the Board determines, in its sole discretion, is exempt, which determination shall be irrevocable.

(v)          “Expiration Date” shall mean the earliest of (i) the Final Expiration Date, (ii) the time at which the Rights are redeemed as provided in Section 22 hereof, (iii) the time at which the Rights are exchanged as provided in Section 23 hereof, (iv) the repeal of Section 382 of the Code or any successor statute if the Board determines that this Agreement is no longer necessary for the preservation of Tax Benefits, (v) the beginning of a taxable year of the Company to which the Board determines that no Tax Benefits may be carried forward and (vi) March 31, 2010 if Stockholder Approval has not been obtained.

(w)         “Final Expiration Date” shall be March 31, 2019.

(x)           “NOLs” shall mean the Company’s net operating loss carryforwards.

(y)           “Person” shall mean any individual, firm, corporation, partnership, limited liability company, limited liability partnership, trust or other legal entity, group of persons making a “coordinated acquisition” of shares or otherwise treated as an entity within the meaning of Section 1.382-3(a)(1) of the Treasury Regulations or otherwise, and includes any successor (by merger or otherwise) of such individual or entity.

(z)           “Preferred Stock” shall mean shares of Series B Junior Participating Preferred Stock, par value $0.001 per share, of the Company having the rights and preferences set forth in the form of Certificate of Designation of Series B Junior Participating Preferred Stock attached hereto as Exhibit A.

(aa)        “Purchase Price” shall mean initially $8.00 per one one-thousandth of a Preferred Stock, subject to adjustment from time to time as provided in this Agreement.

(bb)       “Record Date” shall have the meaning set forth in the recitals to this Agreement.

(cc)        “Redemption Price” shall mean $0.001 per Right, subject to adjustment of the Company to reflect any stock split, stock dividend or similar transaction occurring after the date hereof.

(dd)        “Related Person” shall mean (i) any Subsidiary of the Company or (ii) any employee benefit or stock ownership plan of the Company or of any Subsidiary of the Company or any entity holding shares of Common Stock for or pursuant to the terms of any such plan.

(ee)        “Rights” shall have the meaning set forth in the recitals to this Agreement.

(ff)         “Rights Agent” shall have the meaning set forth in the preamble of this Agreement.

(gg)       “Rights Certificates” shall mean certificates evidencing the Rights, in substantially the form attached hereto as Exhibit B.

(hh)       “Rights Dividend Declaration Date” shall have the meaning set forth in the recitals to this Agreement.

(ii)          “Section 11(a)(ii) Trigger Date” shall have the meaning set forth in Section 11(a)(iii) hereof.

(jj)          “Securities Act” shall mean Securities Act of 1933, as amended.

(kk)        “Spread” shall have the meaning set forth in Section 11(a)(iii) hereof.

(ll)           “Stock Acquisition Date” shall mean the first date of public announcement (which for purposes of this definition shall include, without limitation, a report filed pursuant to Section 13(d) of the Exchange Act) by the Company or an Acquiring Person that an Acquiring Person has become such or such earlier date as a majority of the Board shall become aware of the existence of an Acquiring Person.

(mm)      “Stockholder Approval” shall mean the approval of this Agreement by the affirmative vote of the holders of a majority of the voting power of the outstanding shares of Common Stock of the Company entitled to vote, and voting together without regard to class, and that are present, or represented by proxy, and are voted on the proposal to approve this Agreement, at the meeting of stockholders of the Company duly held in accordance with the Company’s certificate of incorporation (as amended) and applicable law.

(nn)       “Subsidiary” shall mean, with reference to any Person, any corporation or other legal entity of which a majority of the voting power of the voting equity securities or equity interests is owned, directly or indirectly, by such Person, or otherwise controlled by such Person.

(oo)       “Substitution Period” shall have the meaning set forth in Section 11(a)(iii) hereof.

(pp)       “Summary of Rights” shall mean a copy of a summary of the terms of the Rights, in substantially the form attached hereto as Exhibit C.

(qq)       “Tax Benefits” shall mean the net operating loss carry-overs, capital loss carry-overs, general business credit carry-overs, alternative minimum tax credit carry-overs and foreign tax credit carry-overs, as well as any “net unrealized built-in loss” within the meaning of Section 382, of the Company or any direct or indirect subsidiary thereof.

(rr)         “Trading Day” shall mean a day on which the principal national securities exchange on which the shares of Common Stock are listed or admitted to trading is open for the transaction of business or, if the Common Shares are not listed or admitted to trading on any national securities exchange, a Business Day.

(ss)        “Treasury Regulations” shall mean final, temporary and proposed income tax regulations promulgated under the Code, including any amendments thereto.

2.    Appointment of Rights Agent.

The Company hereby appoints the Rights Agent to act as agent for the Company in accordance with the terms and conditions hereof, and the Rights Agent hereby accepts such appointment and hereby certifies that it complies with the requirements of the New York Stock Exchange governing transfer agents and registrars.  The Company may from time to time appoint such co-rights agents as it may deem necessary or desirable.  The Rights Agent shall have no duty to supervise, and shall in no event be liable for, the acts or omission of any such co-rights agent.  Prior to the appointment of a co-rights agent, the specific duties and obligations of each such co-rights agents shall be set forth in writing and delivered to the Rights Agent and the proposed co-rights agent.  Any actions which may be taken by the Rights Agent pursuant to the terms of this Agreement may be taken by any such co-rights agent.  To the extent that any co-rights agent takes any action pursuant to this Agreement, such co-rights agent shall be entitled to all of the rights and protections of, and subject to all of the applicable duties and obligations imposed upon, the Rights Agent pursuant to the terms of this Agreement.  The Rights Agent will have no duty to supervise, and in no event will be liable for, the acts or omissions of any co-rights agent.

3.    Issuance of Rights Certificates.

(a)           Until the Distribution Date, (i) the Rights shall be evidenced (subject to Section 3(b)) by the certificates representing the shares of Common Stock, registered in the names of the record holders thereof (which certificates representing such shares of Common Stock shall also be deemed to be Rights Certificates), (ii) the Rights shall be transferable only in connection with the transfer of the underlying shares of Common Stock, and (iii) the surrender for transfer of any certificates representing such shares of Common Stock in respect of which Rights have been issued shall also constitute the transfer of the Rights associated with the shares of Common Stock represented by such certificates.

(b)           On or as promptly as practicable after the Record Date, the Company shall send by first class, postage prepaid mail, to each record holder of shares of Common Stock as of the Close of Business on the Record Date, at the address of such holder shown on the records of the Company as of such date, a copy of a Summary of Rights to Purchase Preferred Stock in substantially the form attached as Exhibit C.  With respect to certificates for Common Stock outstanding as of the Record Date, until the Distribution Date, the Rights will be evidenced by such certificates registered in the names of the holders thereof together with the Summary of Rights.

(c)           Rights shall be issued by the Company in respect of all shares of Common Stock (other than any shares of Common Stock that may be issued upon the exercise or exchange of any Right) issued or delivered by the Company (whether originally issued or delivered from the Company’s treasury) after the Record Date but prior to the earlier of the Distribution Date and the Expiration Date, except as specially provided in Section 21 hereof, after the Distribution Date. Certificates representing such shares of Common Stock shall have stamped on, impressed on, printed on, written on, or otherwise affixed to them a legend in substantially the following form or such similar legend as the Company may deem appropriate and is not inconsistent with the provisions of this Agreement and as do not affect the rights, duties or responsibilities of the Rights Agent, or as may be required to comply with any applicable law or with any rule or regulation made pursuant thereto or with any rule or regulation of any stock exchange or transaction reporting system on which the shares of Common Stock may from time to time be listed or quoted:

This certificate also evidences and entitles the holder hereof to certain Rights as set forth in the Rights Agreement between Youbet.com, Inc. and American Stock Transfer & Trust Company LLC, dated as of March 31, 2009 and as amended from time to time (the “Rights Agreement”), the terms of which are hereby incorporated herein by reference and a copy of which is on file at the principal executive offices of Youbet.com, Inc.  The Rights are not exercisable prior to the occurrence of certain events specified in the Rights Agreement.  Under certain circumstances, as set forth in the Rights Agreement, such Rights may be redeemed, may be exchanged, may expire, may be amended, or may be evidenced by separate certificates and no longer be evidenced by this certificate.  Youbet.com, Inc. shall mail to the holder of this certificate a copy of the Rights Agreement, as in effect on the date of mailing, without charge promptly after receipt of a written request therefor.  Under certain circumstances as set forth in the Rights Agreement, Rights that are or were beneficially owned by an Acquiring Person or any Affiliate or Associate of an Acquiring Person (as such terms are defined in the Rights Agreement) may become null and void.

(d)           Any Rights Certificate issued pursuant to this Section 3 or Section 21 hereof that represents Rights beneficially owned by an Acquiring Person or any of its Associates or Affiliates and any Rights Certificate issued at any time upon the transfer of any Rights to an Acquiring Person or any of its Associates or Affiliates or to any nominee of such Acquiring Person, Associate or Affiliate and any Rights Certificate issued pursuant to Section 6 or 11 hereof upon transfer, exchange, replacement or adjustment of any other Rights Certificate referred to in this sentence, shall be subject to and contain a legend in substantially the following form or such similar legend as the Company may deem appropriate and is not inconsistent with the provisions of this Agreement or as may be required to comply with any applicable law or with any rule or regulation made pursuant thereto or with any rule or regulation of any stock exchange on which the Rights may from time to time be listed:

The Rights represented by this Rights Certificate are or were beneficially owned by a Person who was an Acquiring Person or an Affiliate or an Associate of an Acquiring Person (as such terms are defined in the Rights Agreement).  This Rights Certificate and the Rights represented hereby may become null and void in the circumstances specified in Section 11(a)(ii) of the Rights Agreement.

(e)           As promptly as practicable after the Distribution Date, the Company shall prepare and execute, the Rights Agent shall countersign and the Company shall send or cause to be sent (and the Rights Agent will, if requested, and if provided with all necessary information, send), by first class, insured, postage prepaid mail, to each record holder of shares of Common Stock, as of the Close of Business on the Distribution Date (other than an Acquiring Person or any Associate or Affiliate of an Acquiring Person), at the address of such holder shown on the records of the Company, a Rights Certificate representing one Right for each share of Common Stock so held, subject to adjustment as provided herein. As of and after the Distribution Date, the Rights shall be represented solely by such Rights Certificates.  The Company shall promptly notify the Rights Agent in writing upon the occurrence of the Distribution Date and, if such notification is given orally, the Company shall confirm same in writing on or prior to the next Business Day.  Until such notice is received by the Rights Agent, the Rights Agent may presume conclusively that the Distribution Date has not occurred.

(f)           In the event that the Company purchases or otherwise acquires any shares after the Record Date but prior to the Distribution Date, any Rights associated with such shares of Common Stock shall be deemed canceled and retired so that the Company shall not be entitled to exercise any Rights associated with the shares of Common Stock so purchased or acquired.

4.    Form of Rights Certificates

The Rights Certificates (and the form of election to purchase and the form of assignment to be printed on the reverse thereof) shall each be substantially in the form attached hereto as Exhibit B with such changes and marks of identification or designation, and such legends, summaries or endorsements printed thereon as the Company may deem appropriate and as are not inconsistent with the provisions of this Agreement, or as may be required to comply with any applicable law or with any rule or regulation made pursuant thereto or with any rule or regulation of any stock exchange or transaction reporting system on which the Rights may from time to time be listed or quoted, or to conform to usage. Subject to the provisions of Section 21 hereof, the Rights Certificates, whenever distributed shall entitle the holders thereof to purchase such number of one one-thousandths of a share of Preferred Stock as is set forth therein at the Purchase Price; provided, however, that the Purchase Price, the number and kind of securities issuable upon exercise of each Right and the number of Rights outstanding shall be subject to adjustments as provided in this Agreement.

5.    Countersignature and Registration

(a)          The Rights Certificates shall be executed on behalf of the Company by any Authorized Officer, either manually or by facsimile signature, and shall have affixed thereto the Company’s seal or a facsimile thereof which shall be attested by any Authorized Officer, either manually or by facsimile signature.  The Rights Certificates shall be countersigned by the Rights Agent, either manually or by facsimile signature and shall not be valid for any purpose unless so countersigned.  In case any officer of the Company who shall have signed any of the Rights Certificates shall cease to be such officer of the Company before countersignature by the Rights Agent and issuance and delivery by the Company, such Rights Certificates, nevertheless, may be countersigned by the Rights Agent and issued and delivered by the Company with the same force and effect as though the person who signed such Rights Certificates had not ceased to be such officer of the Company; and any Rights Certificates may be signed on behalf of the Company by any person who, at the actual date of the execution of such Rights Certificate, shall be a proper officer of the Company to sign such Rights Certificate, although at the date of the execution of this Agreement any such person was not such an officer.

(b)          Following the Distribution Date, upon receipt by the Rights Agent of written notice of the occurrence of the Distribution Date pursuant to Section 3(e) hereof, a stockholder list and all other relevant information referred to in Section 3(e) or as reasonably requested by the Rights Agent, the Rights Agent shall keep, books for registration and transfer of the Rights Certificates issued hereunder or cause to be kept, at its office or offices designated for such purposes and at such other offices as may be required to comply with any applicable law or with any rule or regulation made pursuant thereto or with any rule or regulation of any stock exchange or any transaction reporting system on which the rights may from time to time be listed or quoted. Such books shall show the names and addresses of the respective holders of the Rights Certificates, the number of Rights evidenced on its face by each of the Rights Certificates and the date of each of the Rights Certificates.

6.    Transfer, Split-Up, Combination and Exchange of Rights Certificates; Mutilated, Destroyed, Lost or Stolen Rights Certificates

(a)           Subject to the provisions of Section 7(d) and Section 13 hereof, at any time after the Close of Business on the Distribution Date, and prior to the Expiration Date, any Rights Certificate(s) (other than Rights Certificates representing Rights that may have been exchanged pursuant to Section 23 hereof) representing exercisable Rights may be transferred, split up, combined or exchanged for another Rights Certificate(s), entitling the registered holder to purchase a like number of one one-thousandths of a share of Preferred Stock (or other securities, as the case may be) as the Rights Certificate(s) surrendered then entitled such holder (or former holder in the case of a transfer) to purchase. Any registered holder desiring to transfer, split up, combine or exchange any such Rights Certificate(s) must make such request in writing delivered to the Rights Agent, and must surrender the Rights Certificate(s) to be transferred, split up, combined or exchanged, with the forms of assignment and certificate contained therein duly executed, at the office or offices of the Rights Agent designated for such purpose.  The Rights Certificates are transferable only on the registry books of the Rights Agent.  Neither the Rights Agent nor the Company shall be obligated to take any action whatsoever with respect to the transfer of any such surrendered Rights Certificate until the registered holder shall have (i) completed and signed the certificate contained in the form of assignment on the reverse side of such Rights Certificate, (ii) provided such additional evidence of the identity of the Beneficial Owner (or former Beneficial Owner) and the Affiliates and Associates of such Beneficial Owner (or former Beneficial Owner) as the Company or the Rights Agent shall reasonably request and (iii) paid a sum sufficient to cover any tax or charge that may be imposed in connection with any transfer, split up, combination or exchange or Rights Certificates as required by Section 9(d) hereof. Thereupon the Rights Agent shall countersign and deliver to the Person entitled thereto a Rights Certificate or Rights Certificates, as the case may be, as so requested registered in such name or names as may be designated by the surrendering registered holder.  The Rights Agent shall promptly forward any such sum collected by it to the Company or to such Person or Persons as the Company shall specify by written notice.  The Rights Agent shall have no duty or obligation unless and until it is satisfied that all such taxes and/or charges have been paid.

(b)           Upon receipt by the Company and the Rights Agent of evidence reasonably satisfactory to them of the loss, theft, destruction or mutilation of a Rights Certificate, and, in case of loss, theft or destruction, of indemnity or security reasonably satisfactory to them, and reimbursement to the Company and the Rights Agent of all reasonable expenses incidental thereto, and upon surrender to the Rights Agent and cancellation of the Rights Certificate, if mutilated, the Company shall execute and deliver a new Rights Certificate of like tenor to the Rights Agent and the Rights Agent will countersign and deliver such new Rights Certificate to the registered holder in lieu of the Rights Certificate so lost, stolen, destroyed or mutilated.

7.    Exercise of Rights; Purchase Price; Expiration Date of Rights

(a)           Except as otherwise provided herein, the Rights shall become exercisable on the Distribution Date and prior to the Expiration Date, and thereafter the registered holder of any Right Certificate may, subject to Section 11(a)(ii) and Section 23 hereof, exercise the Rights evidenced thereby in whole or in part upon surrender of the Rights Certificate, with the form of election to purchase on the reverse side thereof duly executed, to the Rights Agent at the office or agency of the Rights Agent designated for such purpose, together with payment of the Purchase Price (including any applicable tax or charge required to be paid by the holder of such Rights Certificate in accordance with the provisions of Section 9(d)) hereof for each one one-thousandth of a share of Preferred Stock (or other securities, cash or assets, as the case may be) as to which the Rights are exercised.

(b)           Upon receipt of a Rights Certificate representing exercisable Rights with the form of election to purchase and the certificate properly completed and duly executed, accompanied by payment of the Purchase Price for the shares to be purchased and an amount equal to any applicable tax or charge required to be paid under Section 9(d) hereof by certified check, cashier’s check, bank draft or money order payable to the order of the Company, the Rights Agent shall, thereupon promptly (i) (A) requisition from any transfer agent of the shares of Preferred Stock (or make available, if the Rights Agent is the transfer agent for such shares) certificates representing the total number of one one-thousandths of a share of Preferred Stock to be purchased (and the Company hereby irrevocably authorizes and directs its transfer agent to comply with all such requests) or (B) if the Company shall have elected to deposit any shares of Preferred Stock issuable upon exercise of the Rights hereunder with a depositary agent, requisition from the depositary agent depositary receipts representing such number of one one-thousandths of a share of Preferred Stock as are to be purchased (and the Company hereby irrevocably authorizes and directs such depositary agent to comply with all such requests), (ii) after receipt of such certificates (or depositary receipts, as the case may be) cause the same to be delivered to or upon the order of the registered holder of such Rights Certificate, registered in such name or names as may be designated by such holder, (iii) when appropriate, requisition from the Company or any transfer agent therefor of certificates representing the number of equivalent shares to be issued in lieu of the issuance of shares of Common Stock in accordance with the provisions of Section 11(a)(iii), (iv) when appropriate, after receipt of such certificates, cause the same to be delivered to or upon the order of the registered holder of such Rights Certificate, registered in such name or names as may be designated by such holder, (v) when appropriate, requisition from the Company of the amount of cash to be paid in lieu of the issuance of fractional shares in accordance with the provisions of Section 13 hereof, and (vi) when appropriate, after receipt, deliver such cash to the registered holder of such Rights Certificate.

(c)           In case the registered holder of any Rights Certificate shall exercise less than all the Rights evidenced thereby, the Rights Agent shall prepare, execute and deliver a new Rights Certificate evidencing Rights equivalent to the Rights remaining unexercised to the registered holder of such Rights Certificate or to his duly authorized assigns, subject to the provisions of Section 13 hereof.

(d)           Notwithstanding anything in this Agreement to the contrary, neither the Rights Agent nor the Company shall be obligated to undertake any action with respect to any purported transfer, split up, combination or exchange of any Rights Certificate pursuant to Section 6 or exercise or assignment of a Rights Certificate as set forth in this Section 7 unless the registered holder of such Rights Certificate shall have (i) duly and properly completed and signed the certificate following the form of assignment or the form of election to purchase, as applicable, set forth on the reverse side of the Rights Certificate surrendered for such transfer, split up, combination, exchange, exercise or assignment and (ii) provided such additional evidence of the identity of the Beneficial Owner (or former Beneficial Owner) thereof and of the Rights evidenced thereby and Affiliates and Associates thereof as the Company or the Rights Agent may reasonably request.

8.    Cancellation and Destruction of Rights Certificates

All Rights Certificates surrendered for the purpose of exercise, transfer, split-up, combination or exchange shall, if surrendered to the Company or any of its agents, be delivered to the Rights Agent for cancellation or in cancelled form, or, if surrendered to the Rights Agent, shall be cancelled by it, and no Rights Certificates shall be issued in lieu thereof except as expressly permitted by any of the provisions of this Agreement.  The Company shall deliver to the Rights Agent for cancellation and retirement, and the Rights Agent shall so cancel and retire, any other Rights Certificate purchased or acquired by the Company otherwise than upon the exercise thereof.  The Rights Agent shall deliver all cancelled Rights Certificates to the Company, or shall, at the written request of the Company, destroy such cancelled Rights Certificates, and in such case shall deliver a certificate of destruction thereof to the Company.

9.    Company Covenants Concerning Securities and Rights

(a)           The Company covenants and agrees that it shall cause to be reserved, authorized for issuance and kept available out of its authorized and unissued shares of Preferred Stock, and/or other securities, or any shares of any such security of the Company held in its treasury, a number of shares of Preferred Stock (or any other security of the Company as may be applicable at the time of exercise) that shall be sufficient to permit the exercise in full of all outstanding Rights in accordance with Section 7.

(b)           The Company covenants and agrees so long as the shares of Preferred Stock (and, following the occurrence of any Person becoming an Acquiring Person, shares of Common Stock and/or other securities) issuable upon the exercise of the Rights may be listed on any national securities exchange, it shall endeavor to cause, from and after such time as the Rights become exercisable, all securities reserved for issuance upon the exercise of Rights to be listed on such exchange upon official notice of issuance upon such exercise.

(c)           The Company covenants and agrees it will take all such actions as may be necessary to ensure that all shares of Preferred Stock (and, following the occurrence of any Person becoming an acquiring Person shares of Common Stock and/or other securities) delivered upon exercise of Rights, at the time of delivery of the certificates for such securities, shall be (subject to payment of the Purchase Price) duly authorized, validly issued, fully paid and nonassessable securities.

(d)           The Company covenants and agrees it will pay when due and payable any and all federal or state taxes and charges that may be payable in respect of the issuance or delivery of the Rights Certificates and of any certificates representing securities issued upon the exercise of Rights; provided, however, that the Company shall not be required to pay any tax or charge which may be payable in respect of any transfer or delivery of Rights Certificates to a person other than, or the issuance or delivery of certificates or depositary receipts representing securities issued upon the exercise of Rights in a name other than that of, the registered holder of the Rights Certificate evidencing Rights surrendered for exercise, or to issue or deliver any certificates or depositary receipts representing securities issued upon the exercise of any Rights until any such tax or charge has been paid (any such tax or charge being payable by the holder of such Rights Certificate at the time of surrender) or until it has been established to the Company’s reasonable satisfaction that no such tax or charge is due.

(e)           If the Company determines that registration under the Securities Act is required, then the Company shall use commercially reasonable efforts (i) to file, as soon as practicable after the Distribution Date, on an appropriate form, a registration statement under the Securities Act with respect to the securities issuable upon exercise of the Rights, (ii) to cause such registration statement to become effective as soon as practicable after such filing and (iii) to cause such registration statement to remain effective (with a prospectus at all times meeting the requirements of the Securities Act) until the earlier of (A) the date as of which the Rights are no longer exercisable for such securities and (B) the Expiration Date. The Company shall also take such action as may be appropriate under, or to ensure compliance with, the securities or “blue sky” laws of the various states in connection with the exercisability of the Rights.  The Company may temporarily suspend, for a period of time not exceed 90 days, the exercisability of the Rights in order to prepare and file such registration statement and to permit it to become effective or to qualify the rights, the exercise thereof or the issuance of shares of Preferred Stock, Common Stock or other securities upon the exercise thereof under state securities or “blue sky” laws.  Upon any such suspension, the Company shall issue a public announcement stating that the exercisability of the Rights has been temporarily suspended, as well as a public announcement at such time as the suspension is no longer in effect.  The Company shall notify the Rights Agent in writing whenever it makes a public announcement pursuant to this Section 9(e) and give the Rights Agent a copy of such announcement.  In addition, if the Company determines that a registration statement or other document should be filed under the Securities Act or any state securities laws following the Distribution Date, the Company may temporarily suspend the exercisability of the Rights, for a period of time not to exceed 90 days, in each relevant jurisdiction until such time as a registration statement has been declared effective or any such other document filed and, if required, approved, and, upon any such suspension, the Company shall issue a public announcement stating that the exercisability of the rights has been temporarily suspended, as well as a public announcement at such time as the suspension is no longer in effect. Notwithstanding anything in this Agreement to the contrary, the Rights shall not be exercisable in any jurisdiction if the requisite registration or qualification in such jurisdiction has not been effected or the exercise of the Rights is not permitted under applicable law.

(f)           Notwithstanding anything in this Agreement to the contrary, after the later of the Stock Acquisition Date and the Distribution Date, the Company shall not take (or permit any Subsidiary to take) any action if at the time such action is taken it is reasonably foreseeable that such action shall eliminate or otherwise diminish the benefits intended to be afforded by the Rights.

(g)           In the event that the Company is obligated to issue other securities of the Company and/or pay cash pursuant to Sections 7, 11, 13 or 23 it shall make all arrangements necessary so that such other securities and/or cash are available for distribution by the Rights Agent, if and when necessary to comply with this Agreement.

10.          Record Date

Each Person in whose name any certificate for a number of one one-thousandths of a share of Preferred Stock (or Common Stock and/or other securities, as the case may be) is issued upon the exercise of Rights shall for all purposes be deemed to have become the holder of record of such shares of Preferred Stock (or Common Stock and/or other securities, as the case may be) represented thereby on, and such certificate shall be dated, the date upon which the Rights Certificate representing such Rights was duly surrendered and payment of the Purchase Price (and all applicable taxes and charges) was made; provided, however, that if the date of such surrender and payment is a date upon which the transfer books of the Company for shares of Preferred Stock (or Common Stock and/or other securities, as the case may be) are closed, such Person shall be deemed to have become the record holder of such securities on, and such certificate shall be dated, the next succeeding Business Day on which the transfer books of the Company are open. Prior to the exercise of the Rights evidenced thereby, the holder of a Rights Certificate shall not be entitled to any rights of a holder of any security of the Company with respect to shares for which the Rights are or may be exercisable, including, without limitation, the right to vote, to receive dividends or other distributions or to exercise any preemptive rights, and shall not be entitled to receive any notice of any proceedings of the Company, except as provided herein.

11.          Adjustment of Purchase Price, Number and Kind of Securities or Number of Rights

The Purchase Price, the number of shares of Preferred Stock or other securities or property purchasable upon exercise of each Right and the number of Rights outstanding are subject to adjustment from time to time as provided in this Section 11.

(a)           (i)           In the event the Company shall at any time after the Rights Dividend Declaration Date (A) declare a dividend on the shares of Preferred Stock payable in shares of Preferred Stock, (B) subdivide the outstanding shares of Preferred Stock, (C) combine the outstanding shares of Preferred Stock into a smaller number of shares of Preferred Stock or (D) issue any shares of its capital stock in a reclassification of the shares of Preferred Stock (including any such reclassification in connection with a consolidation or merger in which the Company is the continuing or surviving corporation), except as otherwise provided in this Section 11(a), the Purchase Price in effect at the time of the record date for such dividend or of the effective date of such subdivision, combination or reclassification, as the case may be, and the number and kind of shares of capital stock issuable on such date, shall be proportionately adjusted so that the holder of any Right exercised after such time shall be entitled to receive the aggregate number and kind of shares of capital stock which, if such Right had been exercised immediately prior to such date and at a time when the transfer books of the Company for the shares of Preferred Stock were open, the holder would have owned upon such exercise and been entitled to receive by virtue of such dividend, subdivision, combination or reclassification; provided, however, that in no event shall the consideration to be paid upon the exercise of one Right be less than the aggregate par value of the shares of capital stock of the Company issuable upon exercise of one Right.

(ii)         Subject to Section 23 of this Agreement and except as otherwise provided in this Section 11(a)(ii) and Section 11(a)(iii), in the event that any Person becomes an Acquiring Person, each holder of a Right shall thereafter have the right to receive, upon exercise thereof at a price equal to the then-current Purchase Price, in accordance with the terms of this Agreement and in lieu of shares of Preferred Stock, such number of shares of Common Stock (or at the option of the Company, such number of one one-thousandths of a share of Preferred Stock) as shall equal the result obtained by (x) multiplying the then-current Purchase Price by the number of one one-thousandths of a share of Preferred Stock for which a Right is then exercisable and dividing that product by (y) 50% of the Current Per Share Market Price of the Company’s Common Stock (determined pursuant to Section 11(d) hereof) on the date of the occurrence of such event; provided, however, that the Purchase Price (as so adjusted) and the number of shares of Common Stock so receivable upon exercise of a Right shall thereafter be subject to further adjustment as appropriate in accordance with Section 11(f) hereof.  Notwithstanding anything in this Agreement to the contrary, however, from and after the time (the “invalidation time”) when any Person first becomes an Acquiring Person, any Rights that are beneficially owned by (A) any Acquiring Person (or any Affiliate or Associate of any Acquiring Person), (B) a transferee of any Acquiring Person (or any such Affiliate or Associate) who becomes a transferee after the invalidation time or (C) a transferee of any Acquiring Person (or any such Affiliate or Associate) who became a transferee prior to or concurrently with the invalidation time pursuant to either (1) a transfer from the Acquiring Person to holders of its equity securities or to any Person with whom it has any continuing agreement, arrangement or understanding, written or otherwise, regarding the transferred Rights or (2) a transfer that the Board has determined is part of a plan, arrangement or understanding, written or otherwise, which has the purpose or effect of avoiding the provisions of this paragraph, and subsequent transferees of such Persons, shall be void without any further action and any holder of such Rights shall thereafter have no rights whatsoever with respect to such Rights under any provision of this Agreement. The Company will use commercially reasonable efforts to ensure that the provisions of this Section 11(a)(ii) are complied with, but shall have no liability to any holder of Rights Certificates or other Person as a result of its failure to make any determinations with respect to an Acquiring Person or its Affiliates, Associates or transferees hereunder.  From and after the invalidation time, no Right Certificates shall be issued pursuant to Section 3 or Section 6 hereof that represents Rights that are or have become void pursuant to the provisions of this paragraph, and any Right Certificates delivered to the Rights Agent that represents Rights that are or have become void pursuant to the provisions of this paragraph shall be cancelled.

(iii)        The Company may at its option substitute for a share of Common Stock issuable upon the exercise of Rights in accordance with the foregoing subparagraph (ii) such number or fractions of shares of Preferred Stock having an aggregate current market value equal to the Current Per Share Market Price of a share of Common Stock.  In the event that there shall be an insufficient number of Common Stock authorized but unissued (and unreserved) to permit the exercise in full of the Rights in accordance with the foregoing subparagraph (ii), the Board shall, with respect to such deficiency, to the extent permitted by applicable law and any material agreements then in effect to which the Company is a party (A) determine the excess of (x) the value of the shares of Common Stock issuable upon the exercise of a Right in accordance with the foregoing subparagraph (ii) (the “Current Value”) over (y) the then-current Purchase Price multiplied by the number of one one-thousandths of shares of Preferred Stock for which a Right was exercisable immediately prior to the time that the Acquiring Person became such (such excess, the “Spread”), and (B) with respect to each Right (other than Rights which have become void pursuant to Section 11(a)(ii)), make adequate provision to substitute for the shares of Common Stock issuable in accordance with subparagraph (ii) upon exercise of the Right and payment of the applicable Purchase Price, (1) cash, (2) a reduction in such Purchase Price, (3) shares of Preferred Stock or other equity securities of the Company (including, without limitation, shares or fractions of shares of preferred stock which, by virtue of having dividend, voting and liquidation rights substantially comparable to those of the shares of Common Stock, are deemed in good faith by the Board to have substantially the same value as the shares of Common Stock (such shares of preferred stock and shares or fractions of shares of preferred stock are hereinafter referred to as “Common Stock equivalents”) (4) debt securities of the Company, (5) other assets or (6) any combination of the foregoing, having a value which, when added to the value of the shares of Common Stock actually issued upon exercise of such Right, shall have an aggregate value equal to the Current Value (less the amount of any reduction in such Purchase Price), where such aggregate value has been determined by the Board (upon the advice of a nationally recognized investment banking firm selected by the Board in good faith); provided, however, if the Company shall not make adequate provision to deliver value pursuant to clause (B) above within thirty (30) days following the date that the Acquiring Person became such (the “Section 11(a)(ii) Trigger Date”), then the Company shall be obligated to deliver, to the extent permitted by applicable law and any material agreements then in effect to which the Company is a party, upon the surrender for exercise of a Right and without requiring payment of the Purchase Price, shares of Common Stock (to the extent available), and then, if necessary, such number or fractions of shares of Preferred Stock (to the extent available) and then, if necessary, cash, which shares and/or cash have an aggregate value equal to the Spread. If within the thirty (30) day period referred to above the Board shall determine in good faith that it is likely that sufficient additional shares of Common Stock could be authorized for issuance upon exercise in full of the Rights, then, if the Board so elects, such thirty (30) day period may be extended to the extent necessary, but not more than ninety (90) days after the Section 11(a)(ii) Trigger Date, in order that the Company may seek stockholder approval for the authorization of such additional shares (such thirty (30) day period, as it may be extended, is hereinafter called the “Substitution Period”). To the extent that the Company determines that some action need be taken pursuant to the second and/or third sentence of this Section 11(a)(iii), the Company (x) shall provide, subject to Section 11(a)(ii) hereof and the last sentence of this Section 11(a)(iii) hereof, that such action shall apply uniformly to all outstanding Rights and (y) may suspend the exercisability of the Rights until the expiration of the Substitution Period in order to seek any authorization of additional shares and/or to decide the appropriate form of distribution to be made pursuant to such second sentence and to determine the value thereof. In the event of any such suspension, the Company shall issue a public announcement stating that the exercisability of the Rights has been temporarily suspended, as well as a public announcement at such time as the suspension is no longer in effect.

(b)           If the Company fixes a record date for the issuance of rights, options or warrants to all holders of shares of Preferred Stock entitling them (for a period expiring within 45 calendar days after such record date) to subscribe for or purchase shares of Preferred Stock (or securities having equivalent rights, privileges and preferences as the shares of Preferred Stock (for purposes of this Section 11(b), “Equivalent Preferred Stock”)) or securities convertible into shares of Preferred Stock or Equivalent Preferred Stock at a price per share of Preferred Stock or Equivalent Preferred Stock (or having a conversion price per share, if a security convertible into shares of Preferred Stock or Equivalent Preferred Stock) less than the Current Per Share Market Price of the shares of Preferred Stock (determined pursuant to Section 11(d)) on such record date, the Purchase Price to be in effect after such record date shall be determined by multiplying the Purchase Price in effect immediately prior to such record date by a fraction, the numerator of which is the number of shares of Preferred Stock outstanding on such record date plus the number of shares of Preferred Stock which the aggregate offering price of the total number of shares of Preferred Stock and/or Equivalent Preferred Stock so to be offered (and/or the aggregate initial conversion price of the convertible securities so to be offered) would purchase at such Current Per Share Market Price and the denominator of which is the number of shares of Preferred Stock outstanding on such record date plus the number of additional shares of Preferred Stock and/or Equivalent Preferred Shares to be offered for subscription or purchase (or into which the convertible securities so to be offered are initially convertible); provided, however, that in no event shall the consideration to be paid upon the exercise of one Right be less than the aggregate par value of the shares of capital stock issuable upon exercise of one Right. In case such subscription price may be paid in a consideration part or all of which is in a form other than cash, the value of such consideration shall be as determined in good faith by the Board, whose determination shall be described in a written statement filed with the Rights Agent.  Shares of Preferred Stock owned by or held for the account of the Company shall not be deemed outstanding for the purpose of any such computation.  Such adjustment shall be made successively whenever such a record date is fixed, and in the event that such rights, options or warrants are not so issued, the Purchase Price shall be adjusted to be the Purchase Price which would then be in effect if such record date had not been fixed.

(c)           If the Company fixes a record date for the making of a distribution to all holders of shares of Preferred Stock (including any such distribution made in connection with a consolidation or merger in which the Company is the continuing or surviving corporation) of evidences of indebtedness, cash (other than a regular periodic cash dividend), assets, stock (other than a dividend payable in shares of Preferred Stock) or subscription rights, options or warrants (excluding those referred to in Section 11(b)), the Purchase Price to be in effect after such record date shall be determined by multiplying the Purchase Price in effect immediately prior to such record date by a fraction, the numerator of which is the Current Per Share Market Price of the shares of Preferred Stock (as determined pursuant to Section 11(d)) on such record date or, if earlier, the date on which shares of Preferred Stock begin to trade on an ex-dividend or when issued basis for such distribution, less the fair market value (as determined in good faith by the Board, whose determination shall be described in a written statement filed with the Rights Agent) of the portion of the evidences of indebtedness, cash, assets or stock so to be distributed or of such subscription rights, options or warrants applicable to one share of Preferred Stock, and the denominator of which is such Current Per Share Market Price of the shares of Preferred Stock; provided, however, that in no event shall the consideration to be paid upon the exercise of one Right but less than the aggregate par value of the shares of capital stock issuable upon exercise of one Right. Such adjustments shall be made successively whenever such a record date is fixed; and in the event that such distribution is not so made, the Purchase Price shall again be adjusted to be the Purchase Price which would then be in effect if such record date had not been fixed.

(d)           (i)           For the purpose of any computation hereunder, the “Current Per Share Market Price” of any security (a “Security” for purposes of this Section 11(d) only) on any date shall be deemed to be the average of the daily closing prices per share of a share of the Common Stock for the 30 consecutive Trading Days immediately prior to, but not including, such date; provided, however, that in the event that the Current Per Share Market Price of the Security is determined during a period following the announcement by the issuer of such Security of (A) a dividend or distribution on such Security payable in shares of such Security or securities convertible into such shares (other than the Rights) or (B) any subdivision, combination or reclassification of such Security, and prior to the expiration of 30 Trading Days after, but not including, the ex-dividend date for such dividend or distribution, or the record date for such subdivision, combination or reclassification, then, and in each such case, the Current Per Share Market Price shall be appropriately adjusted to take into account ex-dividend trading or to reflect the current per share market price per share equivalent of such Security. The closing price for each day shall be the last sale price, regular way, or, in case no such sale takes place on such day, the average of the closing bid and asked prices, regular way, in either case as reported in the principal consolidated transaction reporting system with respect to securities listed or admitted to trading on the principal national securities exchange on which the Security is listed or admitted to trading or, if the Security is not listed or admitted to trading on any national securities exchange, the last quoted price or, if not so quoted, the average of the high bid and low asked prices in the over-the-counter market, as reported by the automated quotation system then in use, or, if on any such date the Security is not so quoted, the average of the closing bid and asked prices as furnished by a professional market maker making a market in the Security selected by the Board. If the Security is not publicly held or not so listed or traded, or is not the subject of available bid and asked quotes, the Current Per Share Market Price of such Security shall mean the fair value per share as determined in good faith by the Board, whose determination shall be described in a statement filed with the Rights Agent.

(ii)           For the purpose of any computation hereunder, the “Current Per Share Market Price” of shares of the Preferred Stock shall be determined in accordance with the method set forth above in Section 11(d)(i) other than the last sentence thereof.  If the Current Per Share Market Price of Preferred Stock cannot be determined in the manner provided above, it shall be conclusively deemed to be an amount equal to the current per share market price of the shares of Common Stock multiplied by one thousand (as such number may be appropriately adjusted to reflect events such as stock splits, stock dividends, recapitalizations or similar transactions relating to the shares of Common Stock occurring after the date of this Agreement). If neither the Common Stock nor the Preferred Stock are publicly held or so listed or traded, or the subject of available bid and asked quotes, “Current Per Share Market Price” of the Preferred Stock shall mean the fair value per share as determined in good faith by the Board, whose determination shall be described in a statement filed with the Rights Agent.  For all purposes of this Agreement, the current per share market price of one one-thousandth of a Preferred Share will be equal to the current per share market price of one Preferred Share divided by one thousand.

(e)           Except as set forth below, no adjustment in the Purchase Price shall be required unless such adjustment would require an increase or decrease of at least 1% in such price; provided, however, that any adjustments which by reason of this Section 11(e) are not required to be made shall be carried forward and taken into account in any subsequent adjustment.  All calculations under this Section 11 shall be made to the nearest cent or to the nearest one one-millionth of a share of Preferred Stock or one one-thousandth of a share of a Common Stock or other security, as the case may be.  Notwithstanding the first sentence of this Section 11(e), any adjustment required by this Section 11 shall be made no later than the earlier of (i) three years from the date of the transaction which requires such adjustment and (ii) the Expiration Date.

(f)           If as a result of an adjustment made pursuant to Section 11(a), the holder of any Right thereafter exercised becomes entitled to receive any securities of the Company other than shares of Preferred Stock, thereafter the number and/or kind of such other securities so receivable upon exercise of any Right (and/or the Purchase Price in respect thereof) shall be subject to adjustment from time to time in a manner and on terms as nearly equivalent as practicable to the provisions with respect to the shares of Preferred Stock (and the Purchase Price in respect thereof) contained in this Section 11, and the provisions of Sections 7, 9, 10 and 13 with respect to the shares of Preferred Stock (and the Purchase Price in respect thereof) shall apply on like terms to any such other securities (and the Purchase Price in respect thereof).

(g)           All Rights originally issued by the Company subsequent to any adjustment made to the Purchase Price hereunder shall evidence the right to purchase, at the adjusted Purchase Price, the number of one one-thousandths of a share of Preferred Stock issuable from time to time hereunder upon exercise of the Rights, all subject to further adjustment as provided herein.

(h)           Unless the Company has exercised its election as provided in Section 11(i), upon each adjustment of the Purchase Price pursuant to Section 11(b) or Section 11(c), each Right outstanding immediately prior to the making of such adjustment shall evidence the right to purchase, at the adjusted Purchase Price, that number of one one-thousandths of a share of Preferred Stock (calculated to the nearest one one-millionth of a share of Preferred Stock) obtained by (i) multiplying (x) the number of one one-thousandths of a share of Preferred Stock issuable upon exercise of a Right immediately prior to such adjustment of the Purchase Price by (y) the Purchase Price in effect immediately prior to such adjustment of the Purchase Price and (ii) dividing the product so obtained by the Purchase Price in effect immediately after such adjustment of the Purchase Price.

(i)      The Company may elect, on or after the date of any adjustment of the Purchase Price, to adjust the number of Rights in substitution for any adjustment in the number of one one-thousandths of a share of Preferred Stock issuable upon the exercise of a Right.  Each of the Rights outstanding after such adjustment of the number of Rights shall be exercisable for the number of one one-thousandths of a share of Preferred Stock for which a Right was exercisable immediately prior to such adjustment.  Each Right held of record prior to such adjustment of the number of Rights shall become that number of Rights (calculated to the nearest one ten-thousandth) obtained by dividing the Purchase Price in effect immediately prior to adjustment of the Purchase Price by the Purchase Price in effect immediately after adjustment of the Purchase Price.  The Company shall make a public announcement of its election to adjust the number of Rights, indicating the record date for the adjustment, and, if known at the time, the amount of the adjustment to be made.  The Company shall also, as promptly as practicable, notify the Rights Agent in writing of same pursuant to Section 9(e) hereof and give the Rights Agent a copy of such announcement.  Such record date may be the date on which the Purchase Price is adjusted or any day thereafter, but if the Rights Certificates have been issued, such record date shall be at least 10 calendar days later than the date of the public announcement.  If Rights Certificates have been issued, upon each adjustment of the number of Rights pursuant to this Section 11(i), the Company shall, as promptly as practicable, cause to be distributed to holders of record of Rights Certificates on such record date Rights Certificates evidencing, subject to the provision of Section 13, the additional Rights to which such holders are entitled as a result of such adjustment, or, at the option of the Company, shall cause to be distributed to such holders of record in substitution and replacement for the Rights Certificates held by such holders prior to the date of adjustment, and upon surrender thereof if required by the Company, new Rights Certificates evidencing all the Rights to which such holders are entitled after such adjustment. Rights Certificates so to be distributed shall be issued, executed, and countersigned in the manner provided for herein (and may bear, at the option of the Company, the adjusted Purchase Price) and shall be registered in the names of the holders of record of Rights Certificates on the record date specified in the public announcement.

(j)      Without respect to any adjustment or change in the Purchase Price and/or the number and/or kind of securities issuable upon the exercise of the Rights, the Rights Certificates theretofore and thereafter issued may continue to express the Purchase Price and the number and kind of securities which were expressed in the initial Rights Certificate issued hereunder.

(k)           Before taking any action that would cause an adjustment reducing the Purchase Price below one one-thousandth of the then par value, if any, of the shares of Preferred Stock or below the then par value, if any, of any other securities of the Company issuable upon exercise of the Rights, the Company shall take any corporate action which may, in the opinion of its counsel, be necessary in order that the Company may validly and legally issue fully paid and nonassessable shares of Preferred Stock or such other securities, as the case may be, at such adjusted Purchase Price.

(l)      In any case in which this Section 11 otherwise requires that an adjustment in the Purchase Price be made effective as of a record date for a specified event, the Company may elect to defer until the occurrence of such event the issuance to the holder of any Right exercised after such record date the number of one one-thousandths of a share of Preferred Stock or other securities of the Company, if any, issuable upon such exercise over and above the number of one one-thousandths of a share of Preferred Stock or other securities of the Company, if any, issuable upon such exercise on the basis of the Purchase Price in effect prior to such adjustment; provided, however, that the Company delivers to such holder a due bill or other appropriate instrument evidencing such holder’s right to receive such additional shares of Preferred Stock or other securities upon the occurrence of the event requiring such adjustment.

(m)           Notwithstanding anything in this Agreement to the contrary, the Company shall be entitled to make such reductions in the Purchase Price, in addition to those adjustments expressly required by this Section 11, as and to the extent that in its good faith judgment the Board determines to be necessary or advisable in order that any (i) consolidation or subdivision of the shares of Preferred Stock, (ii) issuance wholly for cash of shares of Preferred Stock at less than the Current Per Share Market Price therefor, (iii) issuance wholly for cash of shares of Preferred Stock or securities which by their terms are convertible into or exchangeable for shares of Preferred Stock, (iv) stock dividends or (v) issuance of rights, options or warrants referred to in this Section 11, hereafter made by the Company to holders of its shares of Preferred Stock is not taxable to such stockholders.

(n)           Notwithstanding anything in this Agreement to the contrary, in the event that the Company at any time after the Rights Dividend Declaration Date and prior to the Distribution Date (i) pays a dividend on the outstanding shares of Common Stock payable in shares of Common Stock, (ii) subdivides the outstanding shares of Common Stock, (iii) combines the outstanding shares of Common Stock into a smaller number of shares or (iv) issues any shares of its capital stock in a reclassification of the outstanding shares of Common Stock (including any such reclassification in connection with a consolidation or merger in which the Company is the continuing or surviving corporation), the number of Rights associated with each share of Common Stock then outstanding, or issued or delivered thereafter but prior to the Distribution Date, shall be proportionately adjusted so that the number of Rights thereafter associated with each share of Common Stock following any such event equals the result obtained by multiplying the number of Rights associated with each share of Common Stock immediately prior to such event by a fraction the numerator of which is the total number of shares of Common Stock outstanding immediately prior to the occurrence of the event and the denominator of which is the total number of shares of Common Stock outstanding immediately following the occurrence of such event. The adjustments provided for in this Section 11(n) shall be made successively whenever such a dividend is paid or such a subdivision, combination or reclassification is effected.

12.           Certificate of Adjusted Purchase Price or Number of Shares

Whenever an adjustment is made or any event affecting the Rights or their exercisability (including without limitation an event which causes Rights to become null and void) occurs as provided in Section 11, the Company shall promptly (a) prepare a certificate setting forth such adjustment and a brief statement of the facts and calculations accounting for such adjustment or describing such event, (b) file with the Rights Agent, and with each transfer agent for the shares of Preferred Stock and the shares of Common Stock, a copy of such certificate, and (c) mail a brief summary thereof to each holder of a Rights Certificate. The Rights Agent shall be fully protected in relying on any such certificate and on any adjustment therein contained and shall not be deemed to have knowledge of any such adjustment unless and until it shall have received such certificate, provided, however, that the Rights Agent will not be entitled to such protection in cases of bad faith or willful misconduct.

13.          Fractional Rights and Fractional Shares

(a)           The Company shall not be required to issue fractions of Rights or to distribute Rights Certificates which evidence fractional Rights.  In lieu of such fractional Rights, the Company shall pay to the registered holders of the Rights Certificates with regard to which such fractional Rights would otherwise be issuable, an amount in cash equal to the same fraction of the current market value of one Right.  For purposes of this Section 13(a), the current market value of one Right is the closing price of the Rights for the Trading Day immediately prior to the date on which such fractional Rights would have been otherwise issuable.  The closing price for any Trading Day shall be the last sale price, regular way, or, in case no such sale takes place on such day, the average of the closing bid and asked prices, regular way, in either case as reported in the principal consolidated transaction reporting system with respect to securities listed or admitted to trading on the principal national securities exchange on which the Rights are listed or admitted to trading or, if the Rights are not listed or admitted to trading on any national securities exchange, the last quoted price or, if not so quoted, the average of the high bid and low asked prices in the over-the-counter market, as reported by the automated quotation system then in use or, if on any such date the Rights are not so quoted, the average of the closing bid and asked prices as furnished by a professional market maker making a market in the Rights, such market maker to be selected by the Board. If the Rights are not publicly held or are not so listed or traded, or are not the subject of available bid and asked quotes, the current market value of one Right shall mean the fair value thereof as determined in good faith by the Board, whose determination shall be described in a statement filed with the Rights Agent.

(b)           The Company shall not be required to issue fractions of shares of Preferred Stock (other than fractions which are integral multiples of one one-thousandth of a share of Preferred Stock) upon exercise of the Rights or to distribute certificates which evidence fractional shares of Preferred Stock (other than fractions which are integral multiples of one one-thousandth of a share of Preferred Stock).  Fractions of Preferred Stock in integral multiples of one one-thousandth of such Preferred Stock may, in the sole discretion of the Company, be evidenced by depositary receipts pursuant to an appropriate agreement between the Company and a depositary selected by it, provided that such agreement provides that the holders of such depositary receipts have all the rights, privileges and preferences to which they are entitled as beneficial owners of the Preferred Stock represented by such depositary receipts. In lieu of fractional shares of Preferred Stock that are not integral multiples of one one-thousandth of a share of Preferred Stock, the Company may pay to the registered holders of Rights Certificates at the time such Rights are exercised as herein provided an amount in cash equal to the same fraction of the current market value of one one-thousandth of a share of Preferred Stock.  For purposes of this Section 13(b), the current market value of one one-thousandth of a share of Preferred Stock shall be one one-thousandth of the closing price of a share of Preferred Stock (as determined pursuant to Section 11(d)(ii) hereof) for the Trading Day immediately prior to the date of such exercise; provided, however, that if the closing price of the shares of the Preferred Stock cannot be so determined, the closing price of the shares of the Preferred Stock for such Trading Day shall be conclusively deemed to be an amount equal to the closing price of the shares of Common Stock shares for such Trading Day multiplied by one thousand (as such number may be appropriately adjusted to reflect events such as stock splits, stock dividends, recapitalizations or similar transactions relating to the Common Stock shares occurring after the date of this Agreement).

(c)           Following the occurrence of any Person becoming an Acquiring Person, the Company shall not be required to issue fractions of shares of Common Stock upon exercise or exchange of the Rights or to distribute certificates which evidence fractional shares of Common Stock.  In lieu of issuing any such fractional securities, the Company may pay to any Person to whom or which such fractional securities would otherwise be issuable an amount in cash equal to the same fraction of the current market value of one such security.  For purposes of this Section 13(c), the current market value of one share of Common Stock, or other security issuable upon the exercise or exchange of Rights shall be the closing price thereof (as determined pursuant to Section 11(d)(i) hereof) on the Trading Day immediately prior to the date of such exercise or exchange.

(d)           The holder of a Right by the acceptance of the Rights expressly waives his right to receive any fractional Rights or any fractional shares upon exercise of a Right, except as permitted by this Section 13.

14.          Rights of Action

(a)           All rights of action in respect of this Agreement, excepting the rights of action given to the Rights Agent hereunder, are vested in the respective registered holders of the Rights Certificates (and, prior to the Distribution Date, the registered holders of shares of Common Stock); and any registered holder of any Rights Certificate (or, prior to the Distribution Date, of the shares of Common Stock), without the consent of the Rights Agent or of the holder of any other Rights Certificate (or, prior to the Distribution Date, of the shares of Common Stock), may, in his own behalf and for his own benefit, enforce, and may institute and maintain any suit, action or proceeding against the Company to enforce, or otherwise act in respect of, his right to exercise the Rights evidenced by such Rights Certificate in the manner provided in such Rights Certificate and in this Agreement. Without limiting the foregoing or any remedies available to the holders of Rights, it is specifically acknowledged that the holders of Rights would not have an adequate remedy at law for any breach of this Agreement and shall be entitled to specific performance of the obligations hereunder and injunctive relief against actual or threatened violations of the obligations hereunder of any Person subject to this Agreement.

(b)           Notwithstanding anything in this Agreement to the contrary, neither the Company nor the Rights Agent shall have any liability to any holder of a Right or other Person as a result of its inability to perform any of its obligations under this Agreement by reason of any preliminary or permanent injunction or other order, judgment, decree or ruling (whether interlocutory or final) issued by a court of competent jurisdiction or by a governmental regulatory, self-regulatory or administrative agency or commission, or any statute, rule, regulation, or executive order promulgated or enacted by any governmental authority, prohibiting or otherwise restraining performance of such obligation; provided, however that the Company shall use commercially reasonable efforts to have any such injunction, order, judgment, decree or ruling lifted or otherwise overturned as soon as possible.

15.          Agreement of Rights Holders

Every holder of a Right consents and agrees with the Company and the Rights Agent and with every other holder of a Right that:

(a)           prior to the Distribution Date, the Rights shall be transferable only in connection with the transfer of shares of Common Stock;

(b)           after the Distribution Date, the Rights Certificates are transferable only on the registry books of the Rights Agent if surrendered at the principal office or offices of the Rights Agent designated for such purposes, duly endorsed and accompanied by a properly executed instrument of transfer with the appropriate forms and certificates fully executed;

(c)           the Company and the Rights Agent may deem and treat the person in whose name a Rights Certificate (or, prior to the Distribution Date, the associated Common Stock share certificate) is registered as the absolute owner thereof and of the Rights evidenced thereby (notwithstanding any notations of ownership or writing on the Rights Certificates or the associated Common Stock share certificate made by anyone other than the Company or the Rights Agent) for all purposes whatsoever, and neither the Company nor the Rights Agent shall be affected by any notice to the contrary; and

(d)           such holder expressly waives any right to receive any fractional Rights and any fractional securities upon exercise or exchange of a Right, except as otherwise provided in Section 13.

16.          Rights Certificate Holder Not Deemed a Stockholder

No holder, of any Rights Certificate, by means of such possession, shall be entitled to vote, receive dividends or be deemed for any purpose the holder of the number of one one-thousandths of a share of Preferred Stock or any other securities of the Company which may at any time be issuable on the exercise of the Rights represented thereby, nor shall anything contained herein or in any Rights Certificate be construed to confer upon the holder of any Rights Certificate, by means of such possession, any of the rights of a stockholder of the Company including any right to vote on any matter submitted to stockholders at any meeting thereof, including the election of directors, or to give or withhold consent to any corporate action, or to receive notice of meetings or other actions affecting stockholders (except as provided in Section 24 hereof), or to receive dividends or subscription rights, or otherwise, until the Right or Rights evidenced by such Rights Certificate have been exercised in accordance with the provisions of this Agreement.

17.        Concerning the Rights Agent

(a)           The Company agrees to pay to the Rights Agent reasonable compensation for all services rendered by it hereunder, and, from time to time, on demand of the Rights Agent, its reasonable expenses and counsel fees and other disbursements incurred in the preparation, administration and execution of this Agreement and the exercise and performance of its duties hereunder.  The Company also agrees to indemnify the Rights Agent for, and to hold it harmless against, any loss, liability, damage, judgment, fine, penalty, claim, demand, cost or expense incurred without gross negligence, bad faith or willful misconduct on the part of the Rights Agent (which gross negligence, bad faith or willful misconduct must be determined by a final, non-appealable order, judgment, decree or ruling of a court of competent jurisdiction), for anything done or omitted by the Rights Agent in connection with the acceptance and administration of this Agreement and the performance of its duties and responsibilities and the exercise of its rights hereunder, including the costs and expenses of defending against any claim of liability arising therefrom, directly or indirectly. The costs and expenses of enforcing this right of indemnification will also be paid by the Company.  The provisions of this Section 17 shall survive the exercise, exchange, redemption or expiration of the Rights, the resignation, replacement or removal of the Rights Agent and the termination of this Agreement.

(b)           The Rights Agent may conclusively rely on, and will be protected and shall incur no liability for or in respect of any action taken, suffered or omitted by it in connection with, its acceptance or administration of this Agreement and the exercise and performance of its duties and responsibilities and the exercise of its rights hereunder, in reliance upon any Rights Certificate or certificate evidencing shares of Preferred Stock, Common Stock or other securities of the Company, or any instrument of assignment or transfer, power of attorney, endorsement, affidavit, letter, notice, direction, consent, certificate, statement, or other paper or document believed by it to be genuine and to be signed, executed and, where necessary, verified or acknowledged, by the proper Person or Persons, or otherwise upon the advice of counsel as set forth in Section 19.

(c)           Notwithstanding anything in this Agreement to the contrary, in no event will the Rights Agent be liable for special, indirect or consequential loss or damage of any kind whatsoever (including but not limited to lost profits), even if the Rights Agent has been advised of the likelihood of such loss or damage and regardless of the form of action.

18.           Merger, Consolidation or Change of Name of Rights Agent

(a)           Any Person into which the Rights Agent or any successor Rights Agent may be merged or with which it may be consolidated, or any Person resulting from any merger or consolidation to which the Rights Agent or any successor Rights Agent is a party, will be the successor to the Rights Agent under this Agreement without the execution or filing of any paper or any further act on the part of any of the parties hereto; provided that such Person would be eligible for appointment as a successor Rights Agent under the provisions of Section 20 hereof. If at the time such successor Rights Agent shall succeed to the agency created by this Agreement any of the Rights Certificates shall have been countersigned but not delivered, any such successor Rights Agent may adopt the countersignature of a predecessor Rights Agent and deliver such Rights Certificates so countersigned; and if at that time any of the Rights Certificates shall not have been countersigned, any successor Rights Agent may countersign such Rights Certificates either in the name of the predecessor or in the name of the successor Rights Agent; and in all such cases such Rights Certificates shall have the full force provided in the Rights Certificates and in this Agreement.

(b)           If at any time the name of the Rights Agent changes and at such time any of the Rights Certificates have been countersigned but not delivered, the Rights Agent may adopt the countersignature under its prior name and deliver Rights Certificates so countersigned; and if at that time any of the Rights Certificates have been countersigned, the Rights Agent may countersign such Rights Certificates either in its prior name or in its changed name; and in all such cases such Rights Certificates shall have the full force provided in the Rights Certificates and in this Agreement.

19.          Duties of Rights Agent

The Rights Agent undertakes to perform the duties and obligations expressly imposed by this Agreement (and no implied duties) upon the following terms and conditions, by all of which the Company and the holders of Rights Certificates, by their acceptance thereof, shall be bound:

(a)           The Rights Agent may consult with competent legal counsel (who may be legal counsel for the Company), and the advice or opinion of such counsel shall be full and complete authorization and protection to the Rights Agent and the Rights Agent shall incur no liability for or in respect of any action taken, suffered or omitted by it in accordance with the content of such advice or opinion.

(b)           Whenever in the performance of its duties under this Agreement the Rights Agent shall deem it necessary or desirable that any fact or matter (including, without limitation, the identity of any Acquiring Person and the determination of the Current Per Share Market Price) be proved or established by the Company prior to taking, suffering or omitting to take any action hereunder, such fact or matter (unless other evidence in respect thereof be herein specifically prescribed) may be deemed to be conclusively proved and established by a certificate signed by any Authorized Officer and delivered to the Rights Agent; and such certificate, pursuant to its terms, shall be full and complete authorization and protection to the Rights Agent for any action taken or suffered by it under the provisions of this Agreement in reliance upon such certificate.

(c)           The Rights Agent shall be liable hereunder only for its own gross negligence, bad faith or willful misconduct (which gross negligence, bad faith or willful misconduct must be determined by a final, non-appealable order, judgment, decree or ruling of a court of competent jurisdiction).

(d)           The Rights Agent shall not be liable for or by reason of any of the statements of fact or recitals contained in this Agreement or in the Rights Certificates (except its countersignature thereof) be required to verify the same, but all such statements and recitals are and shall be deemed to have been made by the Company only.

(e)           The Rights Agent will have no liability in respect of the validity of this Agreement or the execution and delivery hereof (except the due execution and delivery hereof by the Rights Agent) or in respect of the validity or execution of any Rights Certificate (except its countersignature thereof); nor shall it be responsible for any breach by the Company of any covenant contained in this Agreement or in any Rights Certificate; nor shall it be responsible for any adjustment required under the provisions of Sections 11, 12, 22 or 23 hereof or responsible for the manner, method or amount of any such adjustment or the ascertaining of the existence of facts that would require any such adjustment (except with respect to the exercise of Rights evidenced by Rights Certificates after actual notice of any such adjustment); nor shall it by any act hereunder be deemed to make any representation or warranty as to the authorization or reservation of any shares of Common Stock or Preferred Stock to be issued pursuant to this Agreement or any Rights Certificate or as to whether any shares of Common Stock or Preferred Stock shall, when so issued, be validly authorized and issued, fully paid and nonassessable.

(f)           The Company agrees that it shall perform, execute, acknowledge and deliver or cause to be performed, executed, acknowledged and delivered all such further and other acts, instruments and assurances as may reasonably be required by the Rights Agent for the carrying out or performing by the Rights Agent of the provisions of this Agreement.

(g)           The Rights Agent is hereby authorized and directed to accept instructions with respect to the performance of its duties and the exercise of the rights hereunder from any person reasonably believed by the Rights Agent to be one of the Authorized Officers, and to apply to such Authorized Officers for advice or instructions in connection with its duties, and it shall not be liable for any action taken or suffered by it in good faith in accordance with instructions of any such Authorized Officer or for any delay in acting while waiting for those instructions. Any application by the Rights Agent for written instructions from the Company may, at the option of the Rights Agent, set forth in writing any action proposed to be taken or omitted by the Rights Agent under this Agreement and the date on and/or after which such action shall be taken or such omission shall be effective.  The Rights Agent shall not be liable for any action taken by, or omission of, the Rights Agent in accordance with a proposal included in any such application on or after the date specified in such application (which date shall not be less than five Business Days after the date any Authorized Officer of the Company actually receives such application, unless any such Authorized Officer shall have consented in writing to an earlier date) unless, prior to taking any such action (or the effective date in the case of an omission), the Rights Agent shall have received written instructions in response to such application specifying the action to be taken or omitted.

(h)           The Rights Agent and any stockholder, director, officer or employee of the Rights Agent may buy, sell or deal in any of the Rights or other securities of the Company or become pecuniarily interested in any transaction in which the Company may be interested, or contract with or lend money to the Company or otherwise act as fully and freely as though it were not Rights Agent under this Agreement.  Nothing herein shall preclude the Rights Agent from acting in any other capacity for the Company or for any other Person.

(i)            The Rights Agent may execute and exercise any of the rights or powers hereby vested in it or perform any duty hereunder either itself (through its directors, officers or employees) or by or through its attorneys or agents, and the Rights Agent shall not be answerable or accountable for any act, omission, default, neglect or misconduct of any such attorneys or agents or for any loss to the Company or any other Person resulting from any such act, default, neglect or misconduct, provided reasonable care was exercised in the selection and continued employment thereof.

(j)            If, with respect to any Rights Certificate surrendered to the Rights Agent for exercise or transfer, the certificate contained in the form of assignment or the form of election to purchase set forth on the reverse thereof, as the case may be, has not been completed to certify the holder is not an Acquiring Person (or an Affiliate or Associate thereof) or a transferee thereof, the Rights Agent shall not take any further action with respect to such requested exercise or transfer without first consulting with the Company.

(k)           No provision of this Agreement shall require the Rights Agent to expend or risk its own funds or otherwise incur any financial liability in the performance of any of its duties hereunder or in the exercise of its rights if there shall be reasonable grounds for believing that repayment of such funds or adequate indemnification against such risk or liability is not reasonably assured to it.

(l)            The Rights Agent will not be required to take notice or be deemed to have notice of any fact, event or determination (including, without limitation, any dates or events defined in this Agreement or the designation of any Person as an Acquiring Person, Affiliate or Associate) under this Agreement unless and until the Rights Agent is specifically notified in writing by the Company of such fact, event or determination.

(m)          The provisions of this Section 19 shall survive the exercise, exchange, redemption or expiration of the Rights, the resignation, replacement or removal of the Rights Agent and the termination of this Agreement.

20.          Change of Rights Agent

The Rights Agent or any successor Rights Agent may resign and be discharged from its duties under this Agreement upon thirty (30) days’ written notice mailed to the Company, and to each transfer agent of the shares of Common Stock and Preferred Stock known to the Rights Agent, respectively, by registered or certified mail, and, if such resignation occurs after the Distribution Date, to the registered holders of the Rights Certificates by first-class mail.  The Company may remove the Rights Agent or any successor Rights Agent upon thirty (30) days’ written notice, mailed to the Rights Agent or successor Rights Agent, as the case may be, and to each transfer agent of the shares of Common Stock and the Preferred Stock, by registered or certified mail, and, if such removal occurs after the Distribution Date, to the holders of the Rights Certificates by first-class mail.  If the Rights Agent shall resign or be removed or shall otherwise become incapable of acting, the Company shall, in its sole discretion, appoint a successor to the Rights Agent.  If the Company shall fail to make such appointment within a period of thirty (30) days after giving notice of such removal or after it has been notified in writing of such resignation or incapacity by the resigning or incapacitated Rights Agent or by the holder of a Rights Certificate (who shall, with such notice, submit his

Rights Certificate for inspection by the Company), then any registered holder of any Rights Certificate may apply to any court of competent jurisdiction for the appointment of a new Rights Agent. Any successor Rights Agent, whether appointed by the Company or by such a court, shall be (a) a legal business entity organized and doing business under the laws of the United States or of the State of New York or of any other state of the United States, in good standing, which is authorized under such laws to exercise corporate trust, stock transfer or shareholder services powers and which has at the time of its appointment as Rights Agent a combined capital and surplus of at least $50,000,000 or (b) an affiliate of a legal business entity described in clause (a) of this sentence. After appointment, the successor Rights Agent shall be vested with the same powers, rights, duties and responsibilities as if it had been originally named as Rights Agent without further act or deed; but the predecessor Rights Agent shall deliver and transfer to the successor Rights Agent any property at the time held by it hereunder, and execute and deliver any further assurance, conveyance, act or deed necessary for the purpose.  Not later than the effective date of any such appointment, the Company shall file notice thereof in writing with the predecessor Rights Agent and each transfer agent of the shares of Common Stock and the Preferred Stock, and, if such appointment occurs after the Distribution Date, mail a notice thereof in writing to the registered holders of the Rights Certificates.  Failure to give any notice provided for in this Section 20, however, or any defect therein, shall not affect the legality or validity of the resignation or removal of the Rights Agent or the appointment of the successor Rights Agent, as the case may be.

21.          Issuance of New Rights Certificates

Notwithstanding any of the provisions of this Agreement or of the Rights to the contrary, the Company may, at its option, issue new Rights Certificates evidencing Rights in such form as may be approved by the Board to reflect any adjustment or change in the Purchase Price and the number or kind or class of shares or other securities or property purchasable under the Rights Certificates made in accordance with the provisions of this Agreement.  In addition, in connection with the issuance or sale by the Company of shares of Common Stock following the Distribution Date and prior to the Expiration Date, the Company (a) shall, with respect to shares of Common Stock so issued or sold pursuant to the exercise, exchange or conversion of securities (other than Rights) issued prior to the Distribution Date which are exercisable or exchangeable for, or convertible into, shares of Common Stock and (b) may, in any other case, if deemed necessary or appropriate by the Board, issue Rights Certificates representing the appropriate number of Rights as would have been issued in respect of such shares of Common Stock if they had been issued or sold prior to the Distribution Date, as appropriately adjusted as provided herein as if they had been so issued or sold; provided, however, that (i) no such Rights Certificate shall be issued if, and to the extent that, in its good faith judgment the Board determines that the issuance of such Rights Certificate could have a material adverse tax consequence to the Company or to the Person to whom or which such Rights Certificate otherwise would be issued, and (ii) no such Rights Certificate shall be issued if, and to the extent that, appropriate adjustment shall otherwise have been made in lieu of the issuance thereof.

22.          Redemption

(a)           The Board may, at any time prior to such time as any Person first becomes an Acquiring Person, redeem all but not less than all the then-outstanding Rights at the Redemption Price.  The redemption of the Rights may be made effective at such time, on such basis and with such conditions as the Board in its sole discretion may establish.  The Company may, at its option, pay the Redemption Price in cash, securities or any other form of consideration deemed appropriate by the Board.

(b)           Immediately upon the effectiveness of the redemption of the Rights, and without any further action and without any notice, the right to exercise the Rights shall terminate and the only right thereafter of the holders of Rights shall be to receive the Redemption Price for each Right so held without interest thereon.  Promptly after the effectiveness of the redemption of the Rights, the Company shall give notice of such redemption to the Rights Agent and the holders of the then outstanding Rights by mailing such notice to all such holders at each holder’s last address as it appears upon the registry books of the Rights Agent or, prior to the Distribution Date, on the registry books of the transfer agent for the shares of Common Stock; provided however, that the failure to give, or any defect in, any such notice will not affect the validity of the Redemption of the Rights. Any notice which is mailed in the manner herein provided shall be deemed given, whether or not the holder receives the notice.  Each such notice of redemption shall state the method by which the payment of the Redemption Price shall be made.

23.          Exchange

(a)           The Board may, at its option, at any time after any Person first becomes an Acquiring Person, exchange all or part of the then-outstanding and exercisable Rights (which shall not include Rights that have not become effective or that have become void pursuant to the provisions of Section 11(a)(ii) hereof) for shares of Common Stock at an exchange ratio of one share of Common Stock (or one-thousandth of a share of Preferred Stock) per Right, appropriately adjusted to reflect any stock split, stock dividend or similar transaction occurring after the date hereof (such amount per Right being hereinafter referred to as the “Exchange Ratio.”  The exchange of the Rights by the Board may be made effective at such time, on such basis and with such conditions as the Board in its sole discretion may establish.

(b)           Immediately upon the effectiveness of the action of the Board ordering the exchange of any Rights pursuant to subsection (a) of this Section 23 and without any further action and without any notice, the right to exercise such Rights shall terminate and the only right thereafter of a holder of such Rights shall be to receive that number of shares of Common Stock equal to the number of such Rights held by such holder multiplied by the Exchange Ratio. The Company shall promptly give public notice of any such exchange; provided, however, that the failure to give, or any defect in, such notice shall not affect the validity of such exchange.  The Company shall promptly mail a notice of any such exchange to all of the holders of the Rights so exchanged at their last addresses as they appear upon the registry books of the Rights Agent.  Any notice which is mailed in the manner herein provided shall be deemed given, whether or not the holder receives the notice.  Each such notice of exchange will state the method by which the exchange of the shares of Common Stock, for Rights shall be effected and, in the event of any partial exchange, the number of Rights which will be exchanged.  Any partial exchange shall be effected pro rata based on the number of Rights (other than Rights which have become void pursuant to the provisions of Section 11(a)(ii) hereof) held by each holder of Rights.

(c)           The Company may at its option substitute and, in the event that there shall not be sufficient shares of Common Stock issued but not outstanding or authorized but unissued (and unreserved) to permit an exchange of Rights as contemplated in accordance with this Section 23, the Company shall substitute to the extent of such insufficiency, for each share of Common Stock that would otherwise be issuable upon exchange of a Right, a number of shares of Preferred Stock or fraction thereof (or Equivalent Preferred Stock as such term is defined in Section 11(b)) such that the Current Per Share Market Price of one share of Preferred Stock (or Equivalent Preferred Stock) multiplied by such number or fraction is equal to the Current Per Share Market Price as of the date of such exchange.

24.          Notice of Certain Events

(a)           If the Company proposes to (i) pay any dividend payable in stock of any class to the holders of shares of Preferred Stock or to make any other distribution to the holders of shares of Preferred Stock (other than a regular periodic cash dividend), (ii) offer to the holders of shares of Preferred Stock rights, options, warrants or any similar instrument to subscribe for or to purchase any additional shares of Preferred Stock or shares of stock of any class or any other securities, rights or options, (iii) effect any reclassification of its Preferred Stock (other than a reclassification involving only the subdivision of outstanding shares of Preferred Stock), (iv) effect any consolidation or merger into or with any other Person, (v) to effect the liquidation, dissolution or winding up of the Company or (vi) declare or pay any dividend on the shares of Common Stock payable in shares of Common Stock or to effect a subdivision, combination or reclassification of the Common Stock, then, in each such case, the Company shall give to the Rights Agent and, to the extent possible, to each holder of a Rights Certificate, in accordance with Section 25 hereof, a notice of such proposed action, which shall specify the record date for the purposes of such stock dividend, distribution or offering of rights, warrants, options or any similar instrument or the date on which such reclassification, consolidation, merger, sale, transfer, liquidation, dissolution, or winding up is to take place and the date of participation therein by the holders of the shares of Preferred Stock, if any such date is to be fixed, and such notice shall be so given in the case of any action covered by clause (i) or (ii) above at least ten (10) days prior to the record date for determining holders of the shares of Common Stock and/or Preferred Stock for purposes of such action, and in the case of any such other action covered by clause (1) or (ii) above at least ten (10) days prior to the date of such proposed action or the date of participation therein by the holders of the shares of Preferred Stock, whichever is the earlier.

(b)           If a Stock Acquisition Date occurs, then the Company shall as soon as practicable thereafter give to the Rights Agent and each holder of a Rights Certificate, to the extent feasible and in accordance with Section 25 hereof, a notice of the occurrence of such event, which shall specify the event and the consequences of the event to holders of Rights.

25.          Notices

(a)           Notices or demands authorized by this Agreement to be given or made by the Rights Agent or by the holder of any Rights Certificate to or on the Company shall be sufficiently given or made (i) immediately, if made by personal delivery to the party to be notified, (ii) on the fifth (5th) day if sent by first-class mail, postage prepaid, (iii) the next Business Day if by nationally recognized overnight courier or (iv) upon confirmation, if transmission by facsimile combined with a phone call to the Company notifying it of such transmission, all addressed (until another address is filed in writing by the Company with the Rights) as follows:

Youbet.com, Inc.
2600 West Olive Avenue
5th floor
Burbank, CA  91505

Attention: Daniel Perini, General Counsel
Facsimile: 818-668-2101
Phone: 818-668-2218

(b)           Subject to the provisions of Section 20, any notice or demand authorized by this Agreement to be given or made by the Company or by the holder of any Rights Certificate to or on the Rights Agent shall be sufficiently given or made (i) immediately, if made by personal delivery to the party to be notified, (ii) on the fifth (5th) day if sent by first-class mail, postage prepaid, (iii) the next Business Day if by nationally recognized overnight courier or (iv) upon confirmation, if transmission by facsimile combined with a phone call to the Rights Agent notifying it of such transmission, all addressed (until another address is filed in writing by the Rights Agent with the Company) as follows:

American Stock Transfer & Trust Company LLC
2061 15th Avenue
Brooklyn, NY  11219

Attention: Corporate Trust Department
Facsimile: 718-238-4588
Phone: 718-921-8200

(c)           Notices or demands authorized by this Agreement to be given or made by the Company or the Rights Agent to the holder of any Rights Certificate (or, if prior to the Distribution Date, to the holder of certificates representing shares of Common Stock) shall be sufficiently given or made if sent by first-class mail, postage prepaid, addressed to such holder at the address of such holder as shown on the registry books of the Company.

26.          Supplements and Amendments

Prior to the Distribution Date, the Company may in its sole and absolute discretion, and the Rights Agent shall, if the Company so directs, supplement or amend any provision of this Agreement in any respect without the approval of any holders Rights, any such supplement or amendment to be evidenced by writing signed by the Company and the Rights Agent.  From and after the time at which the Rights cease to be redeemable pursuant to Section 22, the Company may and the Rights Agent shall, if the Company so directs, supplement or amend this Agreement without the approval of any holders of Rights in order (i) to cure any ambiguity, (ii) to correct or supplement any provision contained herein which may be defective or inconsistent with any other provisions herein, (iii) to shorten or lengthen any time period hereunder or (iv) to amend or supplement the provisions hereunder in any manner which the Company may deem necessary or desirable; provided, however, that no such supplement or amendment shall adversely affect the interests of the holders of Rights (other than an Acquiring Person or any Affiliate or Associate of an Acquiring Person), and no such amendment may cause the Rights again to become redeemable or cause this Rights Agreement again to become amendable other than in accordance with this sentence. Upon the delivery of a certificate from an appropriate officer of the Company which states that the proposed supplement or amendment is in compliance with the terms of this Section 26, the Rights Agent shall execute such supplement or amendment.  Notwithstanding anything herein to the contrary, the Rights Agent shall not be obligated to enter into any supplement or amendment that affects the Rights Agent’s own right, duties, obligations or immunities under this Agreement.

27.          Successors

All the covenants and provisions of this Agreement by or for the benefit of the Company or the Rights Agent shall bind and inure to the benefit of their respective successors and assigns hereunder.

28.          Determinations and Actions by the Board

For all purposes of this Agreement, any calculation of the number of shares of Common Stock or any other class of capital stock outstanding at any particular time, including for purposes of determining the particular percentage of such outstanding shares of Common Stock of which any Person is the Beneficial Owner, shall be made in accordance with the last sentence of Rule 13d-3(d)(1)(i) of the General Rules and Regulations under the Exchange Act or the provisions of Section 382 of the Code or any successor or replacement provision.  The Board shall have the exclusive power and authority to administer this Agreement and to exercise all rights and powers specifically granted to the Board or to the Company, or as may be necessary or advisable in the administration of this Agreement, including, without limitation, the right and power to (i) interpret the provisions of this Agreement, and (ii) make all determinations and calculations deemed necessary or advisable for the administration of this Agreement (including without limitation a determination to redeem or not redeem the Rights or amend this Agreement).  All such actions, calculations, interpretations and determinations (including, for purposes of clause (y) below, all omissions with respect to the foregoing) which are done or made by the Board in good faith, shall (x) be final, conclusive and binding on the Company, the Rights Agent, the holders of the Rights and all other parties, and (y) not subject the Board, or any of the directors on the Board to any liability to any person, including without limitation the Rights Agent and the holders of the Rights. Unless otherwise notified, the Rights Agent shall always be entitled to assume that the Board acted in good faith and the Rights Agent shall be fully protected and shall incur no liability in reliance thereon.

29.          Benefits of this Agreement

Nothing in this Agreement shall be construed to give to any Person other than the Company, the Rights Agent and the registered holders of the Rights Certificates (and, prior to the Distribution Date, registered holders of shares of Common Stock) any legal or equitable right, remedy or claim under this Agreement; but this Agreement shall be for the sole and exclusive benefit of the Company, the Rights Agent and the registered holders of the Rights Certificates (and, prior to the Distribution Date, registered holders of shares of Common Stock).

30.          Severability

If any term, provision, covenant or restriction of this Agreement is held by a court of competent jurisdiction or other authority to be invalid, void or unenforceable, the remainder of the terms, provisions, covenants and restrictions of this Agreement shall remain in full force and effect and shall in no way be affected, impaired or invalidated; provided, however, that nothing contained in this Section 30 will affect the ability of the Company under the provisions of Section 26 to supplement or amend this Agreement to replace such invalid, void or unenforceable term, provision, covenant or restriction with a legal, valid and enforceable term, provision, covenant or restriction.

31.          Governing Law

This Agreement, each Right and each Rights Certificate issued hereunder shall be deemed to be a contract made under the laws of the State of Delaware and for all purposes shall be governed by and construed in accordance with the laws of such State applicable to contracts made and to be performed entirely within such State.

32.          Counterparts

This Agreement may be executed in any number of counterparts and each of such counterparts shall for all purposes be deemed to be an original, and all such counterparts shall together constitute but one and the same instrument.

33.          Descriptive Headings

Descriptive headings of the several sections of this Agreement are inserted for convenience only and shall not control or affect the meaning or construction of any of the provisions hereof.

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IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed, all as of the day and year first above written.

YOUBET.COM, INC.

/s/ Daniel T. Perini
Name:	Daniel T. Perini
Title:	General Counsel and Secretary

AMERICAN STOCK TRANSFER & TRUST COMPANY LLC

/s/ Herbert J. Lemmer
Name:	Herbert J. Lemmer
Title:	Vice President

Exhibit A

CERTIFICATE OF DESIGNATION
OF
SERIES B JUNIOR PARTICIPATING PREFERRED STOCK
OF
YOUBET.COM, INC.

(Pursuant to Section 151 of the General Corporation Law of the State of Delaware)

Youbet.com, Inc., a corporation organized and existing under and by virtue of the General Corporation Law of the State of Delaware (the “Company”),

DOES HEREBY CERTIFY:

That pursuant to authority conferred upon the Board of Directors of the Company (the “Board”) by the Certificate of Incorporation of the Company, as amended (the “Certificate of Incorporation”), which authorizes the issuance of 1,000,000 shares of Preferred Stock, $0.001 par value (the “Preferred Stock”), and pursuant to the provisions of Section 151(g) of the General Corporation Law of the State of Delaware, the Board has duly determined that One Hundred Thousand (100,000) shares of Preferred Stock shall be designated “Series B Junior Participating Preferred Stock,” and to that end the Board has adopted a resolution providing for the designations, powers, preferences and rights, and the qualifications, limitations and restrictions, of the Series B Junior Participating Preferred Stock, which resolution is as follows:

RESOLVED, that a series of the class of authorized Preferred Stock of the Company be and hereby is created, and that the designation and amount thereof and the voting powers, preferences and relative, participating, optional and other special rights of the shares of such series, and the qualifications, limitations or restrictions thereof are as follows:

SERIES B JUNIOR PARTICIPATING PREFERRED STOCK

1.    Designation and Amount.  The shares of such series will be designated as Series B Junior Participating Preferred Stock (the “Series B Preferred”) and the number of shares constituting the Series B Preferred is 100,000.  Such number of shares may be increased or decreased by resolution of the Board; provided, however, that no decrease will reduce the number of shares of Series B Preferred to a number less than the number of shares then outstanding plus the number of shares reserved for issuance upon the exercise of outstanding options, rights or warrants or upon the conversion of any outstanding securities issued by the Company and convertible into Series B Preferred.

2.    Dividends and Distributions.  (a)  Subject to the rights of the holders of any shares of any series of Preferred Stock ranking prior to the Series B Preferred with respect to dividends, the holders of shares of Series B Preferred, in preference to the holders of Common Stock, par value $0.001 per share (the “Common Stock”), of the Company, and of any other junior stock, will be entitled to receive, when, as and if declared by the Board out of funds legally available for the purpose, dividends payable in cash (except as otherwise provided below) on such dates as are from time to time established for the payment of dividends on the Common Stock (each such date being referred to herein as a “Dividend Payment Date”), commencing on the first Dividend Payment Date after the first issuance of a share or fraction of a share of Series B Preferred (the “First Dividend Payment Date”), in an amount per share (rounded to the nearest cent) equal to, subject to the provision for adjustment hereinafter set forth, the greater of (i) $1 and (ii) one thousand (1,000) times the aggregate per share amount of all cash dividends, and one thousand (1,000) times the aggregate per share amount (payable in kind) of all non-cash dividends, other than a dividend payable in shares of Common Stock or a subdivision of the outstanding shares of Common Stock (by reclassification or otherwise), declared on the Common Stock since the immediately preceding Dividend Payment Date or, with respect to the First Dividend Payment Date, since the first issuance of any share or fraction of a share of Series B Preferred. In the event that the Company at any time (i) declares a dividend on the outstanding shares of Common Stock payable in shares of Common Stock, (ii) subdivides the outstanding shares of Common Stock, (iii) combines the outstanding shares of Common Stock into a smaller number of shares or (iv) issues any shares of its capital stock in a reclassification of the outstanding shares of Common Stock (including any such reclassification in connection with a consolidation or merger in which the Company is the continuing or surviving corporation), then, in each such case and regardless of whether any shares of Series B Preferred are then issued or outstanding, the amount to which holders of shares of Series B Preferred would otherwise be entitled immediately prior to such event will be correspondingly adjusted by multiplying such amount by a fraction, the numerator of which is the number of shares of Common Stock outstanding immediately after such event and the denominator of which is the number of shares of Common Stock that were outstanding immediately prior to such event.

(b)           The Company will declare a dividend on the Series B Preferred as provided in paragraph (a) of this Section 2 immediately after it declares a dividend on the Common Stock (other than a dividend payable in shares of Common Stock).  Each such dividend on the Series B Preferred will be payable immediately prior to the time at which the related dividend on the Common Stock is payable.

(c)           Dividends will accrue, and be cumulative, on outstanding shares of Series B Preferred from the Dividend Payment Date next preceding the date of issue of such shares, unless (i) the date of issue of such shares is prior to the record date for the First Dividend Payment Date, in which case dividends on such shares will accrue from the date of the first issuance of a share of Series B Preferred or (ii) the date of issue is a Dividend Payment Date or is a date after the record date for the determination of holders of shares of Series B Preferred entitled to receive a dividend and before such Dividend Payment Date, in either of which events such dividends will accrue, and be cumulative, from such Dividend Payment Date. Accrued but unpaid dividends will cumulate from the applicable Dividend Payment Date but will not bear interest.  Dividends paid on the shares of Series B Preferred in an amount less than the total amount of such dividends at the time accrued and payable on such shares will be allocated pro rata on a share-by-share basis among all such shares at the time outstanding.  The Board may fix a record date for the determination of holders of shares of Series B Preferred entitled to receive payment of a dividend or distribution declared thereon, which record date will be not more than 60 calendar days prior to the date fixed for the payment thereof.

3.    Voting Rights.

The holders of shares of Series B Preferred shall have the following voting rights:

(a)           Subject to the provision for adjustment hereinafter set forth and except as otherwise provided in the Certificate of Incorporation or required by law, each share of Series B Preferred shall entitle the holder thereof to 1,000 votes, on all matters upon which the holders of the Common Stock of the Company are entitled to vote.  In the event the Company shall at any time after the Record Date declare or pay any dividend on the Common Stock payable in shares of Common Stock, or effect a subdivision or combination or consolidation of the outstanding shares of Common Stock (by reclassification or otherwise than by payment of a dividend in shares of Common Stock) into a greater or lesser number of shares of Common Stock, then in each such case the number of votes per share to which holders of shares of Series B Preferred were entitled immediately prior to such event shall be adjusted by multiplying such number by a fraction, the numerator of which is the number of shares of Common Stock outstanding immediately after such event and the denominator of which is the number of shares of Common Stock that were outstanding immediately prior to such event.

(b)           Except as otherwise provided herein, in the Certificate of Incorporation or in any other Certificate of Designations creating a series of Preferred Stock or any similar stock, and except as otherwise required by law, the holders of shares of Series B Preferred and the holders of shares of Common Stock and any other capital stock of the Company having general voting rights shall vote together as one class on all matters submitted to a vote of stockholders of the Company.

(c)           Except as set forth herein, or as otherwise provided by law, holders of Series B Preferred shall have no special voting rights and their consent shall not be required (except to the extent they are entitled to vote with holders of Common Stock as set forth herein) for taking any corporate action.

4.    Restrictions.

(a)           Whenever dividends or other dividends or distributions payable on the Series B Preferred are in arrears, thereafter and until all accrued and unpaid dividends and distributions, whether or not declared, on shares of Series B Preferred outstanding have been paid in full, the Company will not:

(i)           Declare or pay dividends, or make any other distributions, on any shares of stock ranking junior (either as to dividends or upon liquidation, dissolution or winding up) (“Junior Stock”) to the shares of Series B Preferred;

(ii)         Declare or pay dividends, or make any other distributions, on any shares of stock ranking on a parity (either as to dividends or upon liquidation, dissolution or winding up) (“Parity Stock”) with the shares of Series B Preferred, except dividends paid ratably on the shares of Series B Preferred and all such Parity Stock on which dividends are payable or in arrears in proportion to the total amounts to which the holders of all such shares are then entitled;

(iii)        Redeem, purchase or otherwise acquire for consideration shares of any Junior Stock; provided, however, that the Company may at any time redeem, purchase or otherwise acquire shares of any such Junior Stock in exchange for shares of any other Junior Stock of the Company; or

(iv)         Redeem, purchase or otherwise acquire for consideration any shares of Series B Preferred, or any shares of Parity Stock, except in accordance with a purchase offer made in writing or by publication (as determined by the Board) to all holders of such shares upon such terms as the Board, after consideration of the respective annual dividend rates and other relative rights and preferences of the respective series and classes, may determine in good faith will result in fair and equitable treatment among the respective series or classes.

(b)           The Company will not permit any majority-owned subsidiary of the Company to purchase or otherwise acquire for consideration any shares of stock of the Company unless the Company could, under paragraph (a) of this Section 4, purchase or otherwise acquire such shares at such time and in such manner.

5.    Reacquired Shares.  Any shares of Series B Preferred purchased or otherwise acquired by the Company in any manner whatsoever will be retired and canceled promptly after the acquisition thereof.  All such shares will upon their cancellation become authorized but unissued shares of Preferred Stock and may be reissued as part of a new series of Preferred Stock subject to the conditions and restrictions on issuance set forth herein, in the Certificate of Incorporation of the Company, or in any other Certificate of Designations creating a series of Preferred Stock or any similar stock or as otherwise required by law.

6.    Liquidation, Dissolution or Winding Up.  Upon any liquidation, dissolution or winding up of the Company, no distribution will be made (a) to the holders of shares of Junior Stock unless, prior thereto, the holders of shares of Series B Preferred have received an amount equal to accrued and unpaid dividends and distributions thereon, whether or not declared, to the date of such payment; provided, however, that the holders of shares of Series B Preferred will be entitled to receive an aggregate amount per share, subject to the provision for adjustment hereinafter set forth, equal to a minimum per share liquidation payment of $1,000 but will be entitled to an aggregate per share liquidation payment of 1,000 times the payment made per share of Common Stock or (b) to the holders of shares of Parity Stock, except distributions made ratably on the shares of Series B Preferred and all such Parity Stock in proportion to the total amounts to which the holders of all such shares are entitled upon such liquidation, dissolution or winding up. In the event the Company at any time (i) declares a dividend on the outstanding shares of Common Stock payable in shares of Common Stock, (ii) subdivides the outstanding shares of Common Stock, (iii) combines the outstanding shares of Common Stock into a smaller number of shares or (iv) issues any shares of its capital stock in a reclassification of the outstanding shares of Common Stock (including any such reclassification in connection with a consolidation or merger in which the Company is the continuing or surviving corporation), then, in each such case and regardless of whether any shares of Series B Preferred are then issued or outstanding, the aggregate amount to which each holder of shares of Series B Preferred would otherwise be entitled immediately prior to such event will be correspondingly adjusted by multiplying such amount by a fraction, the numerator of which is the number of shares of Common Stock outstanding immediately after such event and the denominator of which is the number of shares of Common Stock that were outstanding immediately prior to such event.

7.    Consolidation, Merger, Etc.  In the event that the Company enters into any consolidation, merger, combination or other transaction in which the shares of Common Stock are exchanged for or changed into other stock or securities, cash and/or any other property, then, in each such case, each share of Series B Preferred will at the same time be similarly exchanged for or changed into an amount per share, subject to the provision for adjustment hereinafter set forth, equal to one thousand (1,000) times the aggregate amount of stock, securities, cash and/or any other property (payable in kind), as the case may be, into which or for which each share of Common Stock is changed or exchanged. In the event the Company at any time (a) declares a dividend on the outstanding shares of Common Stock payable in shares of Common Stock, (b) subdivides the outstanding shares of Common Stock, (c) combines the outstanding shares of Common Stock in a smaller number of shares or (d) issues any shares of its capital stock in a reclassification of the outstanding shares of Common Stock (including any such reclassification in connection with a consolidation or merger in which the Company is the continuing or surviving corporation), then, in each such case and regardless of whether any shares of Series B Preferred are then issued or outstanding, the amount set forth in the preceding sentence with respect to the exchange or change of shares of Series B Preferred will be correspondingly adjusted by multiplying such amount by a fraction, the numerator of which is the number of shares of Common Stock outstanding immediately after such event and the denominator of which is the number of shares of Common Stock that were outstanding immediately prior to such event.

8.    Redemption.  The shares of Series B Preferred are not redeemable.

9.    Rank.  The Series B Preferred rank, with respect to the payment of dividends and the distribution of assets, junior to all other series of the Company’s Preferred Stock, unless the terms of such series shall so provide.

10.    Fractional Shares.  Series B Preferred may be issued in fractions of a share that shall entitle the holder, in proportion to such holder’s fractional shares, to exercise voting rights, receive dividends, participate in distributions and to have the benefit of all other rights of holders of Series B Preferred.

FURTHER RESOLVED, that the statements contained in the foregoing resolutions creating and designating the said Series B Junior Participating Preferred Stock and fixing the number, powers, preferences and relative, optional, participating, and other special rights and the qualifications, limitations, restrictions, and other distinguishing characteristics thereof shall, upon the effective date of said series, be deemed to be included in and be a part of the Certificate of Incorporation of the Company pursuant to the provisions of Sections 104 and 151 of the General Corporation Law of the State of Delaware.

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IN WITNESS WHEREOF, this Certificate of Designation is executed on behalf of the Company by the undersigned on __________, 2009.

YOUBET.COM, INC.

By:
Name:
Title:

Exhibit B

FORM OF RIGHTS CERTIFICATE

Certificate No. R-	Rights

NOT EXERCISABLE AFTER MARCH 31, 2019 OR EARLIER IF REDEEMED, EXCHANGED OR AMENDED.  THE RIGHTS ARE SUBJECT TO REDEMPTION, EXCHANGE AND AMENDMENT AT THE OPTION OF THE COMPANY, ON THE TERMS SET FORTH IN THE RIGHTS AGREEMENT.  UNDER CERTAIN CIRCUMSTANCES SPECIFIED IN THE RIGHTS AGREEMENT, RIGHTS THAT ARE OR WERE BENEFICIALLY OWNED BY AN ACQUIRING PERSON OR AN AFFILIATE OR AN ASSOCIATE OF AN ACQUIRING PERSON (AS SUCH TERMS ARE DEFINED IN THE RIGHTS AGREEMENT) OR A TRANSFEREE THEREOF SHALL BECOME NULL AND VOID AND NO LONGER TRANSFERABLE.

RIGHTS CERTIFICATE

YOUBET.COM, INC.

This certifies that                      , or registered assigns, is the registered owner of the number of Rights set forth above, each of which entitles the owner thereof, subject to the terms, provisions, and conditions of the Rights Agreement, (the “Rights Agreement”), by and between Youbet.com, Inc., a Delaware corporation (the “Company”), and American Stock Transfer & Trust Company LLC, a New York limited liability trust company (the “Rights Agent”), dated as of March 31, 2009, to purchase from the Company at any time after the Distribution Date (as such term is defined in the Rights Agreement) and prior to 5:00 p.m. (New York time) on the Expiration Date (as such term is defined in the Rights Agreement) at the office or offices of the Rights Agent designated for such purpose, one one-thousandth of a fully paid nonassessable share of Series B Junior Participating Preferred Stock, par value $0.001 per share (the “Preferred Shares”), of the Company, at a purchase price of $8.00 per one one-thousandth of a Preferred Share (the “Purchase Price”), upon presentation and surrender of this Rights Certificate with the Form of Election to Purchase and related Certificate duly executed. If this Rights Certificate is exercised in part, the holder will be entitled to receive upon surrender hereof another Rights Certificate or Rights Certificates for the number of whole Rights not exercised.  The number of Rights evidenced by this Rights Certificate (and the number of one one-thousandths of a Preferred Share which may be purchased upon exercise thereof) set forth above, and the Purchase Price set forth above, are the number and Purchase Price as of the date of the Rights Agreement, based on the Preferred Shares as constituted at such date.  Terms used herein with initial capital letters and not defined herein are used herein with the meanings ascribed thereto in the Rights Agreement.

As provided in the Rights Agreement, the Purchase Price and/or the number and/or kind of shares of Preferred Stock (or other securities, as the case may be) which may be purchased upon the exercise of the Rights evidenced by this Rights Certificate are subject to adjustment upon the occurrence of certain events.

This Rights Certificate is subject to all of the terms, provisions and conditions of the Rights Agreement, which terms, provisions and conditions are hereby incorporated herein by reference and made a part hereof and to which Rights Agreement reference is hereby made for a full description of the rights, limitations of rights, obligations, duties and immunities of the Rights Agent, the Company and the holders of the Rights Certificates, which limitations of rights include the temporary suspension of the exercisability of the Rights under the circumstances specified in the Rights Agreement. Copies of the Rights Agreement are on file at the principal executive offices of the Company and can be obtained from the Company without charge upon written request therefor.

Pursuant to the Rights Agreement, from and after the occurrence of any Person becoming an Acquiring Person, any Rights that are Beneficially Owned by (i) any Acquiring Person (or any Affiliate or Associate of any Acquiring Person), (ii) a transferee of any Acquiring Person (or any such Affiliate or Associate) who becomes a transferee after the occurrence of any Person becoming an Acquiring Person or (iii) a transferee of any Acquiring Person (or any such Affiliate or Associate) who became a transferee prior to or concurrently with any Person becoming an Acquiring Person pursuant to either (a) a transfer from an Acquiring Person to holders of its equity securities or to any Person with whom it has any continuing agreement, arrangement or understanding regarding the transferred Rights or (b) a transfer which the Board of Directors of the Company has determined is part of a plan, arrangement or understanding which has the purpose or effect of avoiding certain provisions of the Rights Agreement, and subsequent transferees of any of such Persons, will be void without any further action and any holder of such Rights will thereafter have no rights whatsoever with respect to such Rights under any provision of the Rights Agreement. From and after the occurrence of any Person becoming an Acquiring Person, no Rights Certificate will be issued that represents Rights that are or have become void pursuant to the provisions of the Rights Agreement, and any Rights Certificate delivered to the Rights Agent that represents Rights that are or have become void pursuant to the provisions of the Rights Agreement will be canceled.

This Rights Certificate, with or without other Rights Certificates, may be exchanged for another Rights Certificate or Rights Certificates entitling the holder to purchase a like number of one one-thousandths of a Preferred Share (or other securities, as the case may be) as the Rights Certificate or Rights Certificates surrendered entitled such holder (or former holder in the case of a transfer) to purchase, upon presentation and surrender hereof at the office or offices of the Rights Agent designated for such purpose, with the Form of Assignment (if appropriate) and the related Certificate duly executed.

Subject to the provisions of the Rights Agreement, the Rights evidenced by this Certificate may be redeemed by the Company at its option at a redemption price of $0.001 per Right or may be exchanged in whole or in part.  The Rights Agreement may be supplemented and amended by the Company, as provided therein.

The Company is not required to issue fractions of Preferred Shares (other than fractions which are integral multiples of one one-thousandth of a Preferred Share, which may, at the option of the Company, be evidenced by depositary receipts) or other securities issuable, as the case may be, upon the exercise of any Right or Rights evidenced hereby.  In lieu of issuing such fractional Preferred Shares or other Securities, the Company may make a cash payment, as provided in the Rights Agreement.

No holder of this Rights Certificate, as such, will be entitled to vote or receive dividends or be deemed for any purpose the holder of the Preferred Shares or of any other securities of the Company which may at any time be issuable upon the exercise of the Right or Rights represented hereby, nor will anything contained herein or in the Rights Agreement be construed to confer upon the holder hereof, as such, any of the rights of a stockholder of the Company or any right to vote for the election of directors or upon any matter submitted to stockholders at any meeting thereof, or to give or withhold consent to any corporate action, or to receive notice of meetings or other actions affecting stockholders (except as provided in the Rights Agreement), or to receive dividends or subscription rights, or otherwise, until the Right or Rights evidenced by this Rights Certificate have been exercised in accordance with the provisions of the Rights Agreement.

This Rights Certificate will not be valid or obligatory for any purpose until it has been countersigned by the Rights Agent.

[REMAINDER OF PAGE LEFT INTENTIONALLY BLANK]

WITNESS the facsimile signature of the proper officers of the Company and its corporate seal.  Dated as of                        ,          .

YOUBET.COM, INC.

By:
Name:
Title:

COUNTERSIGNED:

AMERICAN STOCK TRANSFER & TRUST COMPANY LLC

By:
Name:
Title:

Signature page for Rights Certificate

Form of Reverse Side of Rights Certificate

FORM OF ASSIGNMENT

(To be executed by the registered holder if such holder desires to transfer the Rights Certificate)

FOR VALUE RECEIVED,                        hereby sells, assigns and transfers unto

(Please print name and address of transferee)

this Rights Certificate, together with all right, title and interest therein, and does hereby irrevocably constitute and appoint Attorney, to transfer the within Rights Certificate on the books of the within-named Company, with full power of substitution.

Dated :                        ,

Signature

Signature(s) Guaranteed:

SIGNATURE(S) SHOULD BE GUARANTEED BY AN ELIGIBLE GUARANTOR INSTITUTION (BANKS, STOCKBROKERS, SAVINGS AND LOAN ASSOCIATIONS AND CREDIT UNIONS WITH MEMBERSHIP IN AN APPROVED SIGNATURE GUARANTEE MEDALLION PROGRAM), PURSUANT TO S.E.C. RULE 17Ad-15.

_______________________

The undersigned hereby certifies that the Rights evidenced by this Rights Certificate are not beneficially owned by an Acquiring Person or an Affiliate or Associate thereof (as defined in the Rights Agreement).

Signature

CERTIFICATE

The undersigned hereby certifies by checking the appropriate boxes that:

(1)   the Rights evidenced by this Rights Certificate o are o are not being sold, assigned, transferred, split up, combined or exchanged by or on behalf of a Person who is or was an Acquiring Person or an Affiliate or Associate of any such Person (as such terms are defined in the Rights Agreement); and

(2)   after due inquiry and to the best knowledge of the undersigned, it o did o did not acquire the Rights evidenced by this Rights Certificate from any Person who is, was or became an Acquiring Person or an Affiliate or Associate of an Acquiring Person.

Dated :                        ,

Signature

Form of Reverse Side of Rights Certificate—continued

FORM OF ELECTION TO PURCHASE

(To be executed if holder desires to exercise the Rights Certificate)

To Youbet.com, Inc.:

The undersigned hereby irrevocably elects to exercise                                    Rights represented by this Rights Certificate to purchase the one one-thousandths of a Preferred Share or other securities issuable upon the exercise of such Rights and requests that certificates for such securities be issued in the name of and delivered to:

Please insert social security or other identifying number: _________________

(Please print name and address)

If such number of Rights is not all the Rights evidenced by this Rights Certificate, a new Rights Certificate for the balance remaining of such Rights will be registered in the name of and delivered to:

Please insert social security or other identifying number: _________________

(Please print name and address)

Dated:                   ,                   ,

Signature

Signature(s) Guaranteed:

SIGNATURE(S) SHOULD BE GUARANTEED BY AN ELIGIBLE GUARANTOR INSTITUTION (BANKS, STOCKBROKERS, SAVINGS AND LOAN ASSOCIATIONS AND CREDIT UNIONS WITH MEMBERSHIP IN AN APPROVED SIGNATURE GUARANTEE MEDALLION PROGRAM), PURSUANT TO S.E.C. RULE 17Ad-15.

_____________________

The undersigned hereby certifies that the Rights evidenced by this Rights Certificate are not beneficially owned by an Acquiring Person or an Affiliate or Associate thereof (as defined in the Rights Agreement).

Signature

CERTIFICATE

The undersigned hereby certifies by checking the appropriate boxes that:

(1)   the Rights evidenced by this Rights Certificate o are o are not being exercised by or on behalf of a Person who is or was an Acquiring Person or an Affiliate or Associate of any such Person (as such terms are defined pursuant to the Rights Agreement); and

(2)   after due inquiry and to the best knowledge of the undersigned, it o did o did not acquire the Rights evidenced by this Rights Certificate from any Person who is, was, or became an Acquiring Person or an Affiliate or Associate of an Acquiring Person.

Dated :                        ,

Signature

NOTICE

The signature in the Form of Assignment or Form of Election to Purchase, as the case may be, must conform to the name as written upon the face of this Right Certificate in every particular, without alteration or enlargement or any change whatsoever.

In the event the certification set forth above in the Form of Assignment or the Form of Election to Purchase, as the case may be, is not completed, such Assignment or Election to Purchase will not be honored.

Exhibit C

UNDER CERTAIN CIRCUMSTANCES, AS SET FORTH IN THE RIGHTS AGREEMENT, RIGHTS OWNED BY OR TRANSFERRED TO ANY PERSON WHO IS OR BECOMES AN ACQUIRING PERSON (AS DEFINED IN THE RIGHTS PLAN) AND CERTAIN TRANSFEREES THEREOF WILL BECOME NULL AND VOID AND WILL NO LONGER BE TRANSFERABLE.

SUMMARY OF RIGHTS

On March 31, 2009, the Board of Directors (the “Board”) of Youbet.com, Inc., a Delaware corporation (“we,” “us,” “our” or the “Company”), adopted a rights plan and declared a dividend of one preferred share purchase right (a “Right”) for each outstanding share of common stock, par value $0.001 per share, of the Company (the “Common Stock”).  The dividend is payable to our stockholders of record as of April 10, 2009.  The terms of the Rights are set forth in a Rights Agreement, between us and American Stock Transfer & Trust Company LLC, as Rights Agent, dated as of March 31, 2009 (the “Rights Plan”).

This summary of rights provides only a general description of the Rights Plan, and thus, should be read together with the entire Rights Plan, which is incorporated into this summary by reference.  All capitalized terms used herein but not defined herein shall have the meanings ascribed to such terms in the Rights Plan.  Upon written request, the Company will provide a copy of the Rights Plan free of charge to any of its stockholders.

The Board adopted the Rights Plan in an effort to protect stockholder value by attempting to protect against a possible limitation on the Company’s ability to use our net operating loss carryforwards (the “NOLs”) to reduce potential future federal income tax obligations.  We have experienced and continue to experience substantial operating losses, and under the Internal Revenue Code and rules promulgated by the Internal Revenue Service, we may “carry forward” these losses in certain circumstances to offset any current and future earnings and thus reduce our federal income tax liability, subject to certain requirements and restrictions.  To the extent that the NOLs do not otherwise become limited, we believe that we will be able to carry forward a significant amount of NOLs, and therefore these NOLs could be a substantial asset to us.  However, if we experience an “Ownership Change,” as defined in Section 382 of the Internal Revenue Code, our ability to use the NOLs will be substantially limited, and the timing of the usage of the NOLs could be substantially delayed, which could therefore significantly impair the value of that asset.

The Rights Plan is intended to act as a deterrent to any person or group acquiring 4.9% or more of our outstanding Common Stock (an “Acquiring Person”) without the approval of the Board.  Stockholders who own 4.9% or more of our outstanding Common Stock as of the close of business on March 31, 2009 will not trigger the Rights Plan so long as they do not (i) acquire any additional shares of Common Stock or (ii) fall under 4.9% ownership of Common Stock and then re-acquire 4.9% or more of the Common Stock.  The Rights Plan does not exempt any future acquisitions of Common Stock by such persons.  Any rights held by an Acquiring Person are void and may not be exercised.  The Board may, in its sole discretion, exempt any person or group from being deemed an Acquiring Person for purposes of the Rights Plan.

The Rights.  The Board authorized the issuance of one right per each outstanding share of Common Stock payable to our stockholders of record as of April 10, 2009.  Subject to the terms, provisions and conditions of the Rights Plan, if the rights become exercisable, each right would initially represent the right to purchase from us one one-thousandth of a share of Series B Junior Participating Preferred Stock, par value $0.001 per share, of the Company (the “Series B Preferred Stock”) for a purchase price of $8.00 (the “Purchase Price”) .  If issued, each fractional share of Series B Preferred Stock would give the stockholder approximately the same dividend, voting and liquidation rights as does one share of our Common Stock.  However, prior to exercise, a right does not give its holder any rights as a stockholder of the Company, including without limitation any dividend, voting or liquidation rights.

Exercisability.  The rights will not be exercisable until the earlier of (i) 10 business days after a public announcement by us that a person or group has become an Acquiring Person and (ii) 10 business days after the commencement of a tender or exchange offer by a person or group for 4.9% of the Common Stock.

We refer to the date that the rights become exercisable as the “Distribution Date.”  Until the Distribution Date, the Common Stock certificates will evidence the rights and will contain a notation to that effect.  Any transfer of shares of Common Stock prior to the Distribution Date will constitute a transfer of the associated rights.  After the Distribution Date, the rights may be transferred other than in connection with the transfer of the underlying shares of Common Stock unless and until the Board has determined not to affect an exchange pursuant to the Rights Plan (as described below).

After the Distribution Date, each holder of a Right, other than Rights beneficially owned by the Acquiring Person (which will thereupon become void), will thereafter have the right to receive upon exercise of a Right and payment of the Purchase Price, that number of shares of Common Stock having a market value of two times the Purchase Price.

Exchange.  After the Distribution Date, the Board may exchange the Rights (other than Rights owned by such person or group which will have become void), in whole or in part, at an exchange ratio of one share of Common Stock, or a fractional share of Series B Preferred Stock (or of a share of a similar class or series of the Company’s preferred stock having similar rights, preferences and privileges) of equivalent value, per Right (subject to adjustment).

Expiration.  The rights and the Rights Plan will expire on the earliest of (i) March 31, 2019, (ii) the time at which the Rights are redeemed pursuant to the Rights Agreement, (iii) the time at which the Rights are exchanged pursuant to the Rights Agreement, (iv) the repeal of Section 382 of the Code or any successor statute if the Board determines that the Rights Agreement is no longer necessary for the preservation of Tax Benefits, (v) the beginning of a taxable year of the Company to which the Board determines that no Tax Benefits may be carried forward and (vi) March 31, 2010 if Stockholder Approval has not been obtained.

Redemption.  At any time prior to the time an Acquiring Person becomes such, the Board may redeem the Rights in whole, but not in part, at a price of $0.001 per Right (the “Redemption Price”).  The redemption of the Rights may be made effective at such time, on such basis and with such conditions as the Board in its sole discretion may establish.  Immediately upon any redemption of the Rights, the right to exercise the Rights will terminate and the only right of the holders of Rights will be to receive the Redemption Price.

Anti-Dilution Provisions.  The Board may adjust the purchase price of the Series B Preferred Stock, the number of shares of Series B Preferred Stock issuable and the number of outstanding rights to prevent dilution that may occur as a result of certain events, including among others, a stock dividend, a stock split or a reclassification of the Series B Preferred Stock or the Common Stock.  No adjustments to the purchase price of less than 1% will be made.

Amendments.  Before the Distribution Date, the Board may amend or supplement the Rights Plan without the consent of the holders of the Rights.  After the Distribution Date, the Board may amend or supplement the Rights Plan only to cure an ambiguity, to alter time period provisions, to correct inconsistent provisions, or to make any additional changes to the Rights Plan, but only to the extent that those changes do not impair or adversely affect any rights holder and do not result in the rights again becoming redeemable, and no such amendment may cause the Rights again to become redeemable or cause this Rights Agreement again to become amendable other than in accordance with this sentence.

FORM OF PROXY

YOUBET.COM, INC.

THIS PROXY IS SOLICITED BY THE BOARD OF DIRECTORS
FOR THE ANNUAL MEETING OF STOCKHOLDERS TO BE HELD ON
 June 1, 2009

As an alternative to completing this form, you may enter your vote instruction by telephone at 1-800-PROXIES, or via the Internet at WWW.VOTEPROXY.COM and follow the simple instructions. Use the Company Number and Account Number shown on your proxy card.

The undersigned stockholder acknowledges receipt of the Notice of the 2009 Annual Meeting of Stockholders and the related proxy statement and hereby appoints Michael Brodsky and Daniel Perini, or either of them, as proxies for the undersigned, each with full power of substitution, to vote all of the undersigned’s shares of common stock of Youbet.com, Inc. (the “Company”) at the 2009 annual meeting of stockholders to be held at the Park Hyatt Chicago, 800 North Michigan Avenue, Chicago, Illinois 60611, on June 1, 2009, at 12:00 noon, Central time, and at any adjournments or postponements thereof.

(Continued and to be signed on the reverse side)

ANNUAL MEETING OF STOCKHOLDERS OF
YOUBET.COM, INC.

June 1, 2009

PROXY VOTING INSTRUCTIONS

INTERNET — Access “www.voteproxy.com” and follow the on-screen instructions. Have your proxy card available when you access the web page, and use the Company Number and Account Number shown on your proxy card.

- or -

TELEPHONE — Call toll-free 1-800-PROXIES (1-800-776-9437) in the United States or 1-718-921-8500 from foreign countries from any touch-tone telephone and follow the instructions. Have your proxy card available when you call and use the Company Number and Account Number shown on your proxy card.

You may enter your voting instructions by Internet or telephone up until 11:59 p.m., Eastern time, on May 31, 2009.

- or -

MAIL — Date, sign and mail your proxy card in the envelope provided as soon as possible.

- or -

IN PERSON — You may vote your shares in person by attending the Annual Meeting.

COMPANY NUMBER
________________

ACCOUNT NUMBER
________________

NOTICE OF INTERNET AVAILABILITY OF PROXY MATERIAL:
The Notice of Meeting, Proxy Statement, Proxy Card and Annual Report on Form 10-K
are available at http://www.amstock.com/ProxyServices/ViewMaterial.asp?CoNumber=10022.

Please detach along perforated line and mail in the envelope provided IF you are not voting via telephone or the Internet.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” THE ELECTION OF ALL OF THE DIRECTORS NOMINATED IN PROPOSAL 1 AND “FOR” PROPOSALS 2 AND 3.

PLEASE SIGN, DATE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE. PLEASE MARK YOUR VOTE IN BLUE OR BLACK INK AS SHOWN HERE X .

1.
The Board of Directors has nominated the following eight persons for election as directors of the company. All of these directors will serve for a term of one year and until such director’s successor is elected and qualified.

NOMINEES
☐ FOR ALL NOMINEES	Gary Adelson
Raymond C. Anderson
☐ WITHHOLD AUTHORITY FOR ALL NOMINEES	Michael Brodsky
James Edgar
☐ FOR ALL EXCEPT	David Goldberg
(See instructions below)	F. Jack Liebau
Michael D. Sands
Michael Soenen

INSTRUCTION: to withhold authority to vote for any individual nominee(s), mark “FOR ALL EXCEPT” and fill in the space next to each nominee you wish to withhold, as shown here: X ..

2.
To approve an amendment to the Company’s Certificate of Incorporation to restrict certain transfers of the Company’s common stock in order to preserve the tax treatment of the Company’s net operating losses.

☐ For

☐ Against

☐ Abstain

3.	To approve the Board of Directors’ decision to adopt and implement a stockholder rights plan designed to preserve the tax treatment of the Company’s net operating losses.

☐ For

☐ Against

☐ Abstain

4.	In their discretion, upon such other matters as may properly come before the meeting.

Please sign, date and return this proxy card in the envelope enclosed. This proxy card will be voted in the manner directed herein by the undersigned stockholder. If no direction is made, this proxy will be voted FOR the election of all nominees in Proposal 1, FOR the amendment to the Company’s Certificate of Incorporation in Proposal 2 and FOR the approval of the stockholder rights plan in Proposal 3, and will grant discretionary authority pursuant to Proposal 4. This proxy will revoke all prior proxies signed by you.

To change the address on your account, please check the box at right and indicate your new address in the address space provided above. Please note that changes to the registered name(s) on the account may not be submitted via this method._____

Stockholder’s Signature

Signature of Stockholder	Date:	Signature of Stockholder	Date:

Note: Please sign exactly as your name or names appear on this proxy. When shares are held jointly, each holder should sign. When signing as an executor, administrator, attorney, trustee or guardian, please give full title as such. If the signer is a corporation, please sign full corporate name by duly authorized officer, giving full title as such. If the signer is a partnership, please sign in partnership name by authorized person.

2